                                               File Numbers 2-94175 and 811-4143

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X
                                                                  ---
                       Pre-Effective Amendment Number ___


                       Post-Effective Amendment Number 16
                                     and/or



      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X
                                                                      ---
                               Amendment Number 16



                          ADVANTUS SPECTRUM FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


               400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                    (Address of Principal Executive Offices)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (612) 228-4833


       ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                    (Name and Address of Agent for Service)


                                    Copy to:
                           Michael J. Radmer, Esquire
                            Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                       Minneapolis, Minnesota  55402-1498


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
               immediately upon filing pursuant to paragraph (b)
          ---
           X   On February 1, 1996 pursuant to paragraph (b)
          ---
               60 days after filing pursuant to paragraph (a)(1)
          ---
               on (date) pursuant to paragraph (a)(1)
          ---
               75 days after filing pursuant to paragraph (a)(2)
          ---
               on (date) pursuant to paragraph (a)(2) of Rule 485.
          ---
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
              this post-effective amendment designates a new effective date for
          ---
               a previously filed post-effective amendment.



Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its common shares under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed November 28, 1995.

                          ADVANTUS SPECTRUM FUND, INC.
                       Registration Statement on Form N-1A


                        ---------------------------------

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                        ---------------------------------

ITEM NO.                                             PROSPECTUS HEADING
--------                                             ------------------
     1.  Cover Page . . . . . . . . . . . . . . . .  Cover Page

     2.  Synopsis . . . . . . . . . . . . . . . . .  Prospectus Summary; Fees
                                                     and Expenses

     3.  Financial Highlights . . . . . . . . . . .  Financial
                                                     Highlights; Investment
                                                     Performance


     4.  General Description of Registrant  . . . .  Investment
                                                     Objectives, Policies and
                                                     Risks; Portfolio Turnover;
                                                     Management of the Fund;
                                                     General Information



     5.  Management of the Fund . . . . . . . . . .  Management of the
                                                     Fund; Limitation of
                                                     Director Liability; General
                                                     Information


     6.  Capital Stock and Other Securities . . . .  Dividends and
                                                     Capital Gains
                                                     Distributions; Taxes;
                                                     General Information

     7.  Purchase of Securities Being Offered . . .  Purchase of Fund
                                                     Shares; Sales Charges;
                                                     Special Purchase Plans

     8.  Redemption or Repurchase . . . . . . . . .  Redemption of Fund
                                                     Shares; Reinstatement
                                                     Privilege

     9.  Pending Legal Proceedings  . . . . . . . .  Not Applicable

                                                     STATEMENT OF ADDITIONAL
                                                     -----------------------
ITEM NO.                                             INFORMATION HEADING
--------                                             -------------------

     10. Cover Page . . . . . . . . . . . . . . . .  Cover Page

     11. Table of Contents  . . . . . . . . . . . .  Table of Contents

     12. General Information and History  . . . . .  General Information and
                                                     History

     13. Investment Objectives and Policies . . . .  Investment Objectives and
                                                     Policies; Investment
                                                     Restrictions; Portfolio
                                                     Turnover

     14. Management of the Fund . . . . . . . . . .  Directors and Executive

                                                     Officers; Director
                                                     Liability

     15. Control Persons and Principal Holders
         of Securities . . . . . . . . . . . . . .   Capital Stock and Ownership
                                                     of Shares

     16. Investment Advisory and Other Services . .  Investment Advisory and
                                                     Other Services

     17.  Brokerage Allocation . . . . . . . . . . . Portfolio Transactions and
                                                     Allocation of Brokerage

     18. Capital Stock and Other Securities . . . .  Capital Stock and Ownership
                                                     of Shares

     19. Purchase, Redemption and Pricing
         of Securities Being Offered . . . . . . .   How to Buy Shares; Net
                                                     Asset Value and Public
                                                     Offering Price; Reduced
                                                     Sales Charges; Shareholder
                                                     Services; Redemptions

     20. Tax Status . . . . . . . . . . . . . . . .  Distributions and Tax
                                                     Status

     21. Underwriters . . . . . . . . . . . . . . .  Investment Advisory and
                                                     Other Services

     22. Calculation of Performance Data  . . . . .  Calculation of Performance
                                                     Data

     23. Financial Statements . . . . . . . . . . .  Financial Statements

ADVANTUS -TM- FAMILY OF FUNDS



PROSPECTUS DATED FEBRUARY 1, 1996                     [LOGO]



ADVANTUS SPECTRUM FUND, INC.


___________________________

400 Robert Street North
St. Paul, Minnesota 55101
1-800-443-3677
___________________________

     Advantus Spectrum Fund, Inc. ("Spectrum Fund" or the "Fund,") is an open-end diversified management investment company, commonly called a mutual fund. The Fund currently offers its shares in three classes: Class A, Class B and Class C. Each class is sold pursuant to different sales arrangements and bears different expenses.

     The Fund's investment objective is to seek the most favorable total return (including interest, dividends and capital appreciation) consistent with the preservation of capital. To achieve this objective, the composition of Spectrum Fund's portfolio will vary with prevailing economic conditions. Accordingly, Spectrum Fund's portfolio at any given time may be primarily composed of equity securities, including securities convertible into equity securities, mortgage-related securities, debt securities, money market securities or any combination thereof.

     There is risk in all investments. There can be no assurance that the Fund will achieve its objective.

     SHARES OF THE FUND MAY BE SOLD THROUGH BANKS OR OTHER FINANCIAL INSTITUTIONS. THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN THE FUND'S NET ASSET VALUE.

     This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated February 1, 1996, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write or call the Fund at the address or telephone number shown above.



_______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

TABLE OF
CONTENTS
---------


PROSPECTUS SUMMARY.........................          3

FEES AND EXPENSES..........................          5

FINANCIAL HIGHLIGHTS.......................          7

INVESTMENT OBJECTIVES, POLICIES AND
RISKS......................................          8

PORTFOLIO TURNOVER.........................         14

MANAGEMENT OF THE FUND.....................         15

PURCHASE OF FUND SHARES....................         17

SALES CHARGES..............................         19

SPECIAL PURCHASE PLANS.....................         22

EXCHANGE AND TELEPHONE TRANSFER OF FUND
SHARES.....................................         23

REDEMPTION OF FUND SHARES..................         24

TELEPHONE TRANSACTIONS.....................         26

REINSTATEMENT PRIVILEGE....................         26

DIVIDENDS AND CAPITAL GAINS
DISTRIBUTIONS..............................         26

TAXES......................................         27

INVESTMENT PERFORMANCE.....................         28

LIMITATION OF DIRECTOR LIABILITY...........         30

GENERAL INFORMATION........................         30

COUNSEL AND INDEPENDENT AUDITORS...........         31

CUSTODIAN..................................         31


  No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and if given or made, such information or representations must not be relied upon as having been authorized by the Fund or MIMLIC Sales. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

------------------------------------------
PROSPECTUS
SUMMARY
-----------      Advantus Spectrum Fund, Inc.
                 ("Spectrum  Fund"  or the  "Fund")  is an  open-end diversified investment company, commonly called a mutual fund. The Fund offers investors the choice between three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Fund is a member of a family of mutual funds known as the "Advantus Funds." The Advantus Funds consist of the Fund and seven other mutual funds, all of which share the same investment adviser. Except for Advantus Money Market Fund, Inc., all of the Advantus Funds offer more than one class of shares (the "Advantus Load Funds").

------------------------------------------
INVESTMENT

OBJECTIVE A summary of the investment objective of the Fund, together with a brief description of the types of securities in which the Fund will invest in pursuit of its investment objective, can be found on the cover page of this Prospectus. See also "Investment Objectives, Policies and Risks."


------------------------------------------
INVESTMENT

ADVISER Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser to the Fund and receives an annual fee equal to a stated percentage of average daily net assets of the Fund. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management"). MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"). See "Management of the Fund."


------------------------------------------
HOW TO PURCHASE

FUND SHARES MIMLIC Sales Corporation ("MIMLIC Sales"), a subsidiary of MIMLIC Management, acts as the principal underwriter (distributor) of the shares of the Fund. Shares of the Fund may be purchased from MIMLIC Sales, and from certain other broker-dealers, at the price per share next determined after receipt of a purchase order in proper form. The minimum initial purchase is $250. Additional investments can be made at any time for $25 or more. Shares of the Fund are sold in three classes which are subject to different sales charges. Broker-dealers and sales personnel of MIMLIC Sales may receive different compensation depending on which class of shares they sell.

  CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. (Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase.) Class A shares are not subject to any charges when they are redeemed. The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .35% of the Fund's average daily net assets attributable to Class A shares. Class A shares of Spectrum Fund are subject to a Rule 12b-1 fee payable at an annual rate of .35% of average daily net assets attributable to such shares. See "Sales Charges-- Class A Shares."
  CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately twenty-eight to eighty-four months after purchase, depending on the amount purchased. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "Sales Charges--Class B Shares."
  CLASS C SHARES. Class C shares are sold without either an initial sales charge or a contingent deferred sales charge. Class C shares are also subject to a higher Rule 12b-1 fee, paid at an annual rate of 1.00% of the Fund's average daily net assets attributable to Class C shares. Class C shares will automatically convert to Class A shares at net asset value approximately forty to ninety-six months after purchase, depending on the amount purchased. Class C shares also provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Although not subject to a contingent deferred sales charge, Class C shares must be held longer than Class B shares before they convert automatically to Class A shares, and are subject to the higher Rule 12b-1 fee during the longer holding period. In addition, like Class B shares, Class C shares will have a higher expense ratio and pay lower dividends than Class A shares, due to the higher Rule 12b-1 fee, prior to conversion. See "Sales Charges--Class C Shares."
  CHOOSING A CLASS. The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

------------------------------------------
HOW TO REDEEM
FUND SHARES Shareholders may redeem (sell) shares of the Fund at the per share net asset value next determined following receipt by the Fund (at the mailing address listed on the cover page) of a written redemption request. Class A and Class C shares of the Fund are redeemable at net asset value without charge. Class B shares of the Fund are also redeemable at net asset value but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. The amount of the contingent deferred sales charge, as well as the period during which it applies, varies with the amount purchased. Shares of the Fund may also be redeemed by telephone, if this option has been selected. See "Redemption of Fund Shares."

------------------------------------------
INCOME AND
TAXES Net investment income is the amount of dividends and interest earned on the Fund's securities less operating expenses. It is distributed to shareholders quarterly. Capital gains may be realized on the sale of the Fund's securities. Capital gains, when available, are generally distributed once a year during December. See "Dividends and Capital Gains Distributions."
  As a regulated investment company, the Fund is not taxed on the net investment income and capital gains it distributes to its shareholders. For income tax purposes, shareholders must report any net investment income and capital gains distribution reported to them as income. Shareholders of the Fund receive an annual statement detailing federal tax information. See "Taxes."

------------------------------------------
RISK
FACTORS In addition to the other information set forth in this Prospectus, prospective investors in the Fund should consider the following factors:
- The Fund may invest up to 10% of its net assets
  in securities which are restricted as to disposition or otherwise illiquid.
- The Fund may, with respect to 25% of its total
  assets, invest in excess of 5% of its total assets in securities of a single issuer.
- The value of fixed income securities, such as
  those purchased by the Fund, may be expected to vary inversely to changes in the prevailing market interest rates. In addition, in periods of declining interest rates, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested at lower rates.

- Equity securities, such as those purchased by
  the Fund, are more volatile and present greater risk than some other forms of investment.
- The Fund has the right to purchase securities in
  foreign countries. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may also be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
- The Fund may purchase and sell certain types of options contracts. The use of options contracts involves additional potential risks, in addition to the risks associated with the underlying securities on which such options are written, including the risk that the prices of such underlying securities will not move as anticipated.

  For discussions of risks associated with specific investments and risks associated with investing in the Fund see "Investment Objectives, Policies and Risks."


--------------------------------------------------------------------------------------
              The purpose of this table is to assist the investor in understanding the
FEES AND      various  costs  and expenses  that an  investor in  the Funds  will bear
EXPENSES      directly or indirectly.
---------
----------


                                                                                  CLASS A         CLASS B         CLASS C
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES
(AS A PERCENTAGE OF OFFER PRICE)                                                   5.00%           0.00%            0.00%
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES LOAD
(AS A PERCENTAGE OF REDEMPTION PROCEEDS)                                           0.00%           5.00%            0.00%
-------------------------------------------------------------------------------------------------------------------------
SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                                            0               0                0
-------------------------------------------------------------------------------------------------------------------------
REDEMPTION FEES+                                                                      0               0                0
-------------------------------------------------------------------------------------------------------------------------
EXCHANGE FEES
  - ON FIRST FOUR EXCHANGES EACH YEAR                                                 0               0                0
  - ON EACH ADDITIONAL EXCHANGE                                                   $7.50           $7.50            $7.50
  +REDEMPTION PROCEEDS SENT BY WIRE ARE SUBJECT TO A WIRE CHARGE OF
   $5.00, WHICH WILL BE ADDED TO THE AMOUNT REDEEMED.
 ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
INVESTMENT ADVISORY FEES                                                           0.60%           0.60%            0.60%
-------------------------------------------------------------------------------------------------------------------------
RULE 12b-1 FEES*                                                                   0.35%           1.00%            1.00%
-------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                                     0.38%           0.39%            0.40%
                                                                                  -------         -------         -------
 TOTAL FUND OPERATING EXPENSES                                                     1.33%           1.99%            2.00%
                                                                                  -------         -------         -------


   *A LONG-TERM SHAREHOLDER MAY PAY MORE IN ASSET-BASED SALES CHARGES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (SEE "MANAGEMENT OF THE FUND--THE UNDERWRITER AND PLANS OF DISTRIBUTION").

------------------------------------------------------------
SHAREHOLDER EXPENSE
EXAMPLE   An investor  would pay the  following expenses on  a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


YEAR REDEEMED           CLASS A          CLASS B          CLASS C
-----------------------------------------------------------------

       1                 $ 63             $ 70             $ 20

       3                   90               97               63

       5                  119              122              108

      10                  202              207*             215**


  An investor would pay the following expenses on the same investment in Class B shares, assuming no redemption:


YEAR REDEEMED                            CLASS B
-----------------------------------------------------------------

       1                                  $ 20

       3                                    62

       5                                   107

      10                                   207*


    *REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
   **REFLECTS CONVERSION OF CLASS C SHARES TO CLASS A SHARES (WHICH PAY LOWER ONGOING EXPENSES) APPROXIMATELY EIGHT YEARS AFTER PURCHASE.

THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------------------------------------
FINANCIAL        The following table shows important financial information for evaluating the Fund's results.
HIGHLIGHTS       This information has been audited by KPMG Peat Marwick LLP, independent auditors.
-----------
------------

--------------------------------------------------------------------------------


                                                                    CLASS A
                        -----------------------------------------------------------------------------------------------
                                      PERIOD FROM                                                           PERIOD FROM
                                      NOVEMBER 1,                                                            NOVEMBER
                        YEAR ENDED      1993 TO                                                                 16,
                         SEPTEMBER     SEPTEMBER                                                            1987(A) TO
                            30,           30,                       YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                           1995         1994(J)        1993       1992       1991       1990       1989        1988
----------------------  -----------   ------------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $13.28        $13.92          $13.63     $13.05     $10.87     $11.84     $10.66    $10.26
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT
 OPERATIONS:
NET INVESTMENT INCOME       .45           .28             .29        .38        .48        .55        .59       .48
NET GAINS OR LOSSES ON
 SECURITIES (BOTH
  REALIZED AND
  UNREALIZED)              1.88          (.55)            .86       1.01       2.28       (.59)      1.15       .60
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
TOTAL FROM INVESTMENT
 OPERATIONS                2.33          (.27)           1.15       1.39       2.76       (.04)      1.74      1.08
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET
 INVESTMENT INCOME         (.44)         (.28)           (.31)      (.38)      (.51)      (.62)      (.50)     (.68)
DISTRIBUTIONS FROM
 CAPITAL GAINS             (.38)         (.09)           (.55)      (.43)      (.07)      (.31)      (.06)       --
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
TOTAL DISTRIBUTIONS        (.82)         (.37)           (.86)      (.81)      (.58)      (.93)      (.56)     (.68)
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
NET ASSET VALUE, END
 OF PERIOD               $14.79        $13.28          $13.92     $13.63     $13.05     $10.87     $11.84    $10.66
                        -----------   ------------   --------   --------   --------   --------   --------   -----------
TOTAL RETURN (c)           18.4%         (1.9)%(d)        8.7%      11.1%      26.0%       (.5)%     16.8%     10.6%(g)
----------------------  -----------   ------------   --------   --------   --------   --------   --------   -----------
NET ASSETS, END OF
 PERIOD (IN THOUSANDS)  $55,624       $55,286         $57,048    $38,417    $18,588    $10,008     $8,427    $6,478
----------------------  -----------   ------------   --------   --------   --------   --------   --------   -----------
RATIO OF EXPENSES TO
 AVERAGE DAILY NET
 ASSETS (e)                1.33%         1.27%(f)        1.22%      1.35%      1.35%      1.35%      1.33%     1.09%(f)
----------------------  -----------   ------------   --------   --------   --------   --------   --------   -----------
RATIO OF NET
 INVESTMENT INCOME TO
 AVERAGE
  DAILY NET ASSETS (e)     3.22%         2.24%(f)        2.16%      3.02%      4.07%      4.98%      5.36%     5.06%(f)
----------------------  -----------   ------------   --------   --------   --------   --------   --------   -----------
PORTFOLIO TURNOVER
 RATE (EXCLUDING
 SHORT-
  TERM SECURITIES)        125.5%        124.5%           92.1%     123.3%      56.2%      65.8%     111.3%    150.6%

                                                                         CLASS B                 CLASS C
                                                              -----------------------------   -------------
                                                                               PERIOD FROM     PERIOD FROM
                                                                                AUGUST 19       MARCH 1,
                                                               YEAR ENDED      1994(B) TO      1995(B) TO
                                                              SEPTEMBER 30,   SEPTEMBER 30    SEPTEMBER 30,
                                                                  1995            1994            1995
------------------------------------------------------------     ------          ------          ------
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.27          $13.36          $13.36
                                                                 ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
NEW INVESTMENT INCOME                                               .39             .03             .24
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND
 UNREALIZED)                                                       1.84            (.03)           1.43
                                                                 ------          ------          ------
TOTAL FROM INVESTMENT OPERATIONS                                   2.23              --            1.67
                                                                 ------          ------          ------
LESS DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME                               (.38)           (.09)           (.29)
DISTRIBUTIONS FROM CAPITAL GAINS                                   (.38)             --              --
                                                                 ------          ------          ------
TOTAL DISTRIBUTIONS                                                (.76)           (.09)           (.29)
                                                                 ------          ------          ------
NET ASSET VALUE, END OF PERIOD                                   $14.74          $13.27          $14.74
                                                                 ------          ------          ------
TOTAL RETURN (c)                                                   17.6%           (.04)%(h)       12.6%(k)
------------------------------------------------------------     ------          ------          ------
NET ASSETS, END OF PERIOD (IN THOUSANDS)                         $3,131          $  140          $  199
------------------------------------------------------------     ------          ------          ------
RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS (e)                  1.99%            .23%(i)        2.00%(f)
------------------------------------------------------------     ------          ------          ------
RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS
 (e)                                                               2.30%            .37%(i)        2.17%(f)
------------------------------------------------------------     ------          ------          ------
PORTFOLIO TURNOVER RATE (EXCLUDING SHORT-TERM SECURITIES)         125.5%          124.5%          125.5%



   (A) THE FUND WAS INCORPORATED OCTOBER 22, 1984. HOWEVER, THE FUND'S CLASS A SHARES DID NOT BECOME EFFECTIVELY REGISTERED UNDER THE SECURITIES ACT OF 1933 UNTIL NOVEMBER 16, 1987. FINANCIAL HIGHLIGHTS ARE NOT PRESENTED FOR THE PERIODS PRIOR TO NOVEMBER 16, 1987 AS THE FUND'S CLASS A SHARES WERE NOT OFFERED FOR SALE TO THE PUBLIC DURING THESE PERIODS.
   (B) COMMENCEMENT OF OPERATIONS.
   (C) TOTAL RETURN FIGURES ARE BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. TOTAL RETURN FIGURES DO NOT REFLECT THE IMPACT OF SALES CHARGES.
   (D) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM NOVEMBER 1, 1993, COMMENCEMENT OF OPERATIONS, TO SEPTEMBER 30, 1994.
   (E) THE FUND'S ADVISER VOLUNTARILY ABSORBED $13,585, $19,759, $13,903, $28,759 AND $52,401 IN EXPENSES FOR THE YEARS ENDED OCTOBER 31, 1992, 1991, 1990 AND 1989 AND THE PERIOD ENDED OCTOBER 31, 1988, RESPECTIVELY, FOR CLASS A SHARES. IF CLASS A SHARES HAD BEEN CHARGED FOR THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40%, 1.50%, 1.50%, 1.72% AND 2.18%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.97%, 3.92%, 4.83%, 4.97% AND 3.97%, RESPECTIVELY.
   (F) ADJUSTED TO AN ANNUAL BASIS.
   (G) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM NOVEMBER 16, 1987, COMMENCEMENT OF OPERATIONS, TO OCTOBER 31, 1988.
   (H) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM AUGUST 19, 1994, COMMENCEMENT OF OPERATIONS, TO SEPTEMBER 30, 1994.
   (I) RATIOS PRESENTED FOR THE PERIOD FROM AUGUST 19, 1994 TO SEPTEMBER 30, 1994 ARE NOT ANNUALIZED AS THEY ARE NOT INDICATIVE OF ANTICIPATED ANNUAL RESULTS.
   (J) DURING 1994, THE FUND CHANGED IT FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30.


   (K) TOTAL RETURN IS PRESENTED FOR THE PERIOD FROM MARCH 1, 1995, COMMENCMENT OF OPERATIONS, TO SEPTEMBER 30, 1995.


---------------------------------------------------------------

INVESTMENT
OBJECTIVES,

POLICIES AND
RISKS
-------------

                    Spectrum Fund is a mutual fund designed for investors seeking the most favorable total return (including interest, dividends and capital appreciation) consistent with the preservation of capital. To achieve this objective, the composition of Spectrum Fund's portfolio will vary with prevailing economic conditions. Accordingly, Spectrum Fund's portfolio may at any given time be primarily composed of equity securities, including securities convertible into equity securities, mortgage-related securities, debt securities, money market securities or any combination thereof. This investment objective of Spectrum Fund may not be changed without approval of a majority of the outstanding shares of the Fund. The Fund's other investment policies, except "fundamental" investment restrictions (see below), may be changed at any time without shareholder approval, although shareholders will be notified of such changes. There can be no assurance that the Fund will achieve its objective.
  The securities in which Spectrum Fund invests will vary depending on the Fund's investment adviser's judgment as to general economic and market policies, trends in investment yields and investment rates and changes in fiscal or monetary policies. For example, Spectrum Fund would be primarily invested in debt securities during periods when the Fund's investment adviser believes that the total return from investing in debt securities will exceed the total return on equity securities. In contrast, during periods when the Fund's investment adviser believes that the overall return on equity securities will exceed the return on debt securities, both long and short-term, Spectrum Fund may be fully or substantially invested in equity securities. Further, during periods when the Fund's investment adviser believes interest rates will rise, the Fund may be primarily invested in short-term money market securities.
  Unlike shareholders in most mutual funds, Spectrum Fund's shareholders confer substantially more investment discretion on the Fund's investment adviser, enabling it to invest in a wide variety of investment securities to attempt to achieve Spectrum Fund's objective.

--------------------------------------------
INVESTMENT
POLICIES
  EQUITY SECURITIES. Spectrum Fund may invest in equity securities, including common stock, preferred stock and securities convertible into equity securities. In selecting investments in equity securities, the Fund's investment adviser looks to an investment's potential for both capital appreciation and income. Current income may also be a significant consideration when yields appear to be favorable compared to overall opportunities for capital appreciation. Thus, although most equity securities purchased by Spectrum Fund would be dividend-paying common or preferred stock, the Fund may also purchase nondividend-paying equity securities when consistent with the Fund's objective. Generally, Spectrum Fund invests in companies with strong long-term outlooks. However, Spectrum Fund may also seek to achieve its objective by investing in equity securities of companies which, in its investment adviser's judgment, have temporarily undervalued securities or show promise of substantially improved results because of new management, products or markets or other factors.
  MORTGAGE-RELATED SECURITIES. Spectrum Fund may invest in mortgage-related securities, including securities which represent interests in pools of mortgage loans. These loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund's yield or the price of its shares.
  Spectrum Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a)issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b)rated A or better by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, of equivalent investment quality as determined by the Fund's investment adviser. (See "Debt Securities and Down-Graded Instruments" in the Statement of Additional Information.) Spectrum Fund may invest in mortgage-related securities rated BBB or Baa by S&P's or Moody's, respectively, when deemed by the Fund's investment adviser to be consistent with the Fund's objective. To the extent that the Fund invests in securities rated BBB or Baa by S&P's or Moody's, respectively, it will be investing in securities which have speculative elements. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see the Statement of Additional Information.
  DEBT AND MONEY MARKET SECURITIES. Spectrum Fund may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:
- Corporate obligations which at the time of
  purchase are rated within the four highest grades assigned by Moody's, S&P or any other national rating service. To the extent that the Fund invests in securities rated BBB or Baa by S&P's or Moody's, respectively, it will be investing in securities which have speculative elements. For further information about risks associated with bonds rated BBB or Baa by S&P's or Moody's, respectively, see "Risks of Investing in the Fund." For a description of the ratings used by Moody's and S&P, see the Statement of Additional Information.
- Obligations of, or guaranteed by, the United
  States Government, its agencies or instrumentalities.
- Debt obligations of banks.
  In addition to the securities described above, which will generally be long-term, but may be purchased by Spectrum Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:
- Obligations (including certificates of deposit and
  bankers acceptances) of United States banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of United States banks and United States branches or agencies of foreign banks which meet the above-stated asset size; and
  obligations of any United States banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one United States bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.
- Obligations of the International Bank for
  Reconstruction and Development.
- Commercial paper (including variable amount
  master demand notes) issued by United States corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of the Fund's net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.
  RESTRICTED AND ILLIQUID SECURITIES. Spectrum Fund may invest up to 10% of its net assets in securities restricted as to disposition under the federal securities laws or otherwise or other illiquid assets. Restricted securities may be sold only in a privately negotiated transaction or in a public offering for which a registration statement is in effect under the Securities Act of 1933. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

  FOREIGN SECURITIES. Spectrum Fund may also invest up to 10% of the market value of the Fund's total assets in securities of foreign issuers which are not publicly traded in the United States. (Securities of foreign issuers which are publicly traded in the United States, usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Also, some countries may withhold portions of interest, dividends and gains at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

  An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

  LOANS OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 20% of its total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser throughout the term of each loan.

  WARRANTS. The Fund may invest in warrants; however, not more than 5% of its assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of the Fund assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
  OPTIONS. Spectrum Fund may write covered call options and may purchase covered put options with respect to securities which the Fund holds in its portfolio in an attempt to earn additional income on its portfolio or to guard against an expected decline in the price of a security. The Fund does not write call or purchase put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. The Fund may purchase a call option only to close out a covered call option it has written and may write a put option only to close out a put option which it has purchased. The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.
  WHEN-ISSUED SECURITIES. Spectrum Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis to hedge against anticipated changes in interest rates and prices. No more than 20% of the value of the Fund's total portfolio will be committed to such transactions. Such transactions involve the potential risk of loss to the Fund because interest rate changes in the marketplace prior to delivery of the security may adversely affect the value of the security to be delivered. Such trading practices are separate and distinct from the underlying securities and involve different investment goals, such as hedging against anticipated changes in interest rates and prices, as compared to those of investing in the underlying securities.
  REPURCHASE AGREEMENTS. Spectrum Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal  levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.
  REVERSE REPURCHASE AGREEMENTS. Spectrum Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.
  The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).

  INVESTMENT RESTRICTIONS. Spectrum Fund has certain investment restrictions, set forth in their entirety in the Statement of Additional Information, which are fundamental policies. Without the approval of the holders of a majority of the outstanding shares of the Fund, the Fund will not: (i) purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issue, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation; (ii) purchase any security if, as a result, more than 25% of Spectrum Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; (iii) borrow money (which includes reverse repurchase agreements), except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; (iv) invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable; or (v) invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.


------------------------------------------

RISKS OF INVESTING


IN THE FUND The Fund's yield and the price of the Fund's shares are not guaranteed. There is risk in all investment and, depending on the performance of the Fund's investments, the value of an investment in the Fund may decrease as well as increase.


  The Fund may, with respect to 25% of its total assets, invest in excess of 5% of its total assets in securities of a single issuer. To the extent it does so, the Fund may be less well diversified than other mutual funds which do not invest in excess of 5% of their total assets in securities of a single issuer.


  Equity securities, in which the Fund will invest, are more volatile than debt securities and involve greater investment risk. Spectrum Fund, because of its investment objective and the broad discretion conferred on its investment adviser, is dependent on its investment adviser's judgment as to general economic and market policies, trends in investment yields and investment rates and changes in fiscal or monetary policies as well as in the composition of the portfolio.


  The net asset value of shares of Spectrum Fund will sometimes fluctuate in response to changes in interest rates. In general, when market interest rates rise, prices of mortgage-related and fixed income securities decline. When interest rates decline, prices of mortgage-related and fixed income securities tend to rise. In periods of declining mortgage interest rates, however, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the Fund at lower rates. Although mortgage-related securities are generally supported by some form of government or private guarantees and insurance, the Fund's shares are not guaranteed and there can be no assurance that private insurers can meet their obligations.


  The Fund may invest in corporate bonds rated BBB or Baa by S&P's or Moody's, respectively. In addition, the Fund may invest in mortgage-related securities rated BBB or Baa by S&P's or Moody's, respectively. To the extent the Fund invests in such securities, it will be investing in securities which may involve risks and which in fact have speculative elements not associated with bonds rated A or higher by S&P's or Moody's. S&P, in its description, says that debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Moody's says that, with respect to bonds rated Baa, certain protective elements may be lacking or may be characteristically unrealiable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Some of the investment policies which the Fund may employ, such as investing in options, repurchase agreements, reverse repurchase agreements, illiquid, restricted and foreign securities, loans of portfolio securities, when-issued securities and forward commitments, involve special risks not associated with more traditional investment instruments and policies. See "Investment Policies," above, in this Prospectus and the Statement of Additional Information for risks associated with specific investments.


------------------------------------------
PORTFOLIO
TURNOVER
----------      Portfolio turnover is the ratio of
                the lesser of annual purchases or sales of portfolio  securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
  The Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. The annual portfolio turnover is not expected to exceed 150%.
  Higher portfolio turnover rates (100% or more) may also result in greater tax consequences for investors. A fund with a higher rate of portfolio turnover may realize substantial additional capital gains, both long-term and short-term,
which   gains  would  then   result  in  additional   taxable  distributions  to
shareholders.

See "Dividends and Capital Gains Distributions" and "Taxes."

  See "Financial Highlights" above, and the Statement of Additional Information, for more information about the Fund's portfolio turnover policies and rates.


------------------------------------------

MANAGEMENT
OF THE FUND
-------------       Under Minnesota law,
                    the  Board   of   Directors   of  the   Fund   has   overall
responsibility for managing the Fund in good faith, in a manner reasonably believed to be in the best interests of the Fund, and with the care an ordinary prudent person in like position would exercise in similar circumstances. However, this management may be delegated.


  The Fund's investment adviser is Advantus Capital. Advantus Capital commenced its business in June 1994, and provides investment advisory services to each of the other Advantus Funds, one other mutual fund (MIMLIC Cash Fund, Inc.) and various private accounts. Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. The same portfolio manager and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Management commenced its current business in January, 1984, and provides investment advisory services to one other mutual fund (MIMLIC Series Fund, Inc.) and various private accounts. The personnel of Advantus Capital and MIMLIC Management have also had experience in managing investments for The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") and its separate accounts. MIMLIC Management is a subsidiary of Minnesota Mutual, which was organized in 1880, and has assets of more than $9.8 billion. The address of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales and Minnesota Mutual is 400 Robert Street North, St. Paul, Minnesota 55101.

  Advantus Capital selects and reviews the Fund's investments, and provides executive and other personnel for the management of the Fund. The Fund's Board of Directors supervises the affairs of the Fund as conducted by Advantus Capital.
  The name and title of the portfolio manager employed by Advantus Capital who is primarily responsible for the day-to-day management of the Fund's portfolio, the length of time employed in that position, and his other business experience during the past five years are set forth below:

 PORTFOLIO MANAGER   PRIMARY PORTFOLIO     BUSINESS EXPERIENCE DURING PAST
     AND TITLE         MANAGER SINCE                 FIVE YEARS
----------------------------------------------------------------------------
THOMAS A. GUNDERSON   JANUARY 1, 1989    VICE PRESIDENT OF ADVANTUS CAPITAL;
VICE PRESIDENT                           INVESTMENT OFFICER OF MIMLIC
AND PORTFOLIO                            MANAGEMENT
MANAGER


  The Fund pays Advantus Capital an advisory fee equal on an annual basis to .60% of the Fund's average daily net assets. For this fee, Advantus Capital acts as investment adviser and manager for the Fund and pays the Fund's transfer agent, dividend disbursing agent and redemption agent expenses. The Fund has engaged Minnesota Mutual to act as its transfer agent, dividend disbursing agent and redemption agent. In addition, separate from the investment advisory agreement, the Fund has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Fund. During the year ended September 30, 1995, the Fund paid Minnesota Mutual $39,600 for such services.

  Under the Advisory Agreement with Advantus Capital, Advantus Capital furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund who are affiliated with Advantus Capital. MIMLIC Sales, the underwriter of the Fund's shares, bears all promotional expenses in connection with the distribution of the Fund's shares, including paying for prospectuses and statements of additional information for new shareholders, shareholder reports for new shareholders and the costs of sales literature. The Fund pays all other expenses not so expressly assumed.

  For the year ended September 30, 1995, the expenses paid by the Fund, as a percentage of average daily net assets attributable to Class A, Class B and Class C shares, were 1.33%, 1.99% and 2.00%, respectively.


------------------------------------------
THE UNDERWRITER AND
PLANS OF DISTRIBUTION The Fund has entered into a Distribution Agreement with MIMLIC Sales pursuant to which MIMLIC Sales acts as the underwriter of the Fund's shares. In addition, the Fund has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund, pursuant to its Plans of Distribution, pays fees to MIMLIC Sales equal, on an annual basis, to a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

      RULE 12B-1 FEE AS PERCENTAGE OF
 AVERAGE DAILY NET ASSETS ATTRIBUTABLE TO
CLASS A           CLASS B           CLASS C
SHARES            SHARES            SHARES
-------------------------------------------
  .35%             1.00%             1.00%

  Such fees are used for distribution-related services and for servicing of shareholder accounts.
  All of the Rule 12b-1 fee payable by the Fund and attributable to Class A shares, and a portion of the fee payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the Class A, Class B and Class C shares of the Fund. The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate (in addition to the sales load) broker-dealers, including MIMLIC Sales and its registered representatives, for their sale of Fund shares and for providing administrative support services to their customers who directly or beneficially own shares of the Fund, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.
  A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of the Fund, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, respectively, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. MIMLIC Sales may use the Rule 12b-1 fee to make payments to qualifying broker-dealers and financial institutions that provide such services.
  MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Fund for the accounts of their clients, or which have made the Fund's shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

------------------------------------------

PURCHASE OF
FUND SHARES
-------------       The Fund's shares may be
                    purchased  at the  public offering  price from  MIMLIC Sales
(the underwriter of the Fund's shares), and from certain other broker-dealers. MIMLIC Sales reserves the right to reject any purchase order.


  Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.


  ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Sales Charges" below, or for a summary of these alternative purchase arrangements see "Prospectus Summary."

  The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

  Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.


  PURCHASE BY CHECK. Investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, to MIMLIC Sales, at P.O. Box 64132, St. Paul, Minnesota 55164-0132.


  A purchase is effected, at the price next determined, on the business day on which a purchase order and properly drawn check are received by MIMLIC Sales.


  PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact MIMLIC Sales at (800) 443-3677 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to MIMLIC Sales.


  Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.

  MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.
  PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received by MIMLIC Sales and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.
  The net asset value of the shares of the Fund is determined as of the primary closing time for business on the New York Stock Exchange (as of the date of this Prospectus the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The offering price for a purchase order is based on the net asset value next determined after receipt of such order in the office of the Fund.

  Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

------------------------------------------

SALES
CHARGES
--------      The sales charges applicable to
              purchases of the Fund's shares, and also the Rule 12b-1 fees paid by the Fund which are attributable to such shares, will vary depending on the class of shares purchased, as described below. An investor should carefully consider which sales charge alternative is most beneficial in the investor's circumstances.


------------------------------------------

CLASS A SHARES


  The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. MIMLIC Sales receives all applicable sales charges. The Fund receives the net asset value. The current sales charges are:


                                           SALES CHARGE AS A
                                            PERCENTAGE OF:
                                                       NET
                                          OFFERING    AMOUNT
VALUE OF TOTAL INVESTMENT                  PRICE     INVESTED
-------------------------------------------------------------
LESS THAN $50,000                           5.0%      5.26%
$50,000 BUT LESS THAN $100,000              4.5       4.71
$100,000 BUT LESS THAN $250,000             3.5       3.63
$250,000 BUT LESS THAN $500,000             2.5       2.56
$500,000 BUT LESS THAN $1,000,000           1.5       1.52
$1,000,000 AND OVER                        -0-        -0-

  Note that the sales charge depends on the total value of your investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if you already own shares with a net asset value of $40,000 and you decide to invest in additional Class A shares having a public offering price of $10,000, you will pay a sales charge equal to 4.5% of your entire additional $10,000 investment, since the total value of your investment is now $50,000.
  RULE 12B-1 FEES. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .35% of average daily net assets of the Fund attributable to Class A shares. For additional information about this fee, see "Management of the Fund--The Underwriter and Plans of Distribution," above.
  If shares are purchased through a broker-dealer which has a selling agreement with MIMLIC Sales, the broker-dealer will receive a commission from MIMLIC Sales of up to 100% of the above sales charge. The amount of the commission will depend on various factors, including whether or not the broker-dealer is affiliated with Minnesota Mutual and the volume of sales of such broker-dealer. The exact amount of such commission is subject to prior negotiation between MIMLIC Sales and each such broker-dealer. A broker-dealer receiving more than 90% of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended. In addition, MIMLIC Sales or Minnesota Mutual will pay to such broker-dealers, based uniformly on the sale of Fund shares by such broker-dealers, credits which allow such broker-dealers' registered representatives who are responsible for such broker-dealers' sales of Fund shares to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of the insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Broker-dealers earning such credits will be allowed to elect to receive from MIMLIC Sales or Minnesota Mutual, in lieu of such credits, cash in an amount equal to the cost of providing such credits.
  WAIVER OF SALES CHARGES FOR CLASS A SHARES. Officers, directors, full-time and part-time employees, sales representatives, and retirees of the Fund, Advantus Capital, MIMLIC Management, MIMLIC Sales, Minnesota Mutual or any of Minnesota Mutual's other affiliated companies, any trust, pension or benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons,

Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services are allowed to buy Class A shares of the Fund without paying the FESC.


------------------------------------------

CLASS B SHARES


  Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemption of Fund Shares." Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:


                                                                                              SHARES CONVERT
                                                                                                TO CLASS A
                                                                                                  IN THE
                                                            CDSC APPLICABLE IN YEAR            MONTH AFTER
SHARES PURCHASED IN AN AMOUNT                        1      2      3      4      5      6     EXPIRATION OF
------------------------------------------------------------------------------------------------------------
LESS THAN $50,000                                     5.0%   4.5%   3.5%   2.5%   1.5%   1.5%   84 MONTHS
$50,000 BUT LESS THAN $100,000                        4.5    3.5    2.5    1.5    1.5    0      76 MONTHS
$100,000 BUT LESS THAN $250,000                       3.5    2.5    1.5    1.5    0      0      60 MONTHS
$250,000 BUT LESS THAN $500,000                       2.5    1.5    1.5    0      0      0      44 MONTHS
$500,000 BUT LESS THAN $1,000,000                     1.5    1.5    0      0      0      0      28 MONTHS

  Proceeds from the CDSC are paid to MIMLIC Sales and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, MIMLIC Sales pays a sales commission to broker-dealers, and to registered representatives of MIMLIC Sales, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class B shares. For additional information about this fee, see "Management of the Fund-The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

------------------------------------------

CLASS C SHARES


  Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:


                                                                      SHARES
                                                                    CONVERT TO
                                                                    CLASS A IN
                                                                     THE MONTH
                                                                       AFTER
SHARES PURCHASED IN AN AMOUNT                                      EXPIRATION OF
--------------------------------------------------------------------------------
LESS THAN $50,000                                                    96 MONTHS
$50,000 BUT LESS THAN $100,000                                       88 MONTHS
$100,000 BUT LESS THAN $250,000                                      72 MONTHS
$250,000 BUT LESS THAN $500,000                                      56 MONTHS
$500,000 BUT LESS THAN $1,000,000                                    40 MONTHS

  The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. MIMLIC Sales does not pay a sales commission to broker-dealers, or to registered representatives of MIMLIC Sales, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.
  RULE 12B-1 FEES. Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1.00% of the average daily net assets of the Fund attributable to Class C shares. For additional information about this fee, see "Management of the Fund-The Underwriter and Plans of Distribution," above.
  CONVERSION FEATURE.  On the fifteenth day of the month (or, if different,  the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Load Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.
  The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

------------------------------------------
SPECIAL
PURCHASE
PLANS
----------
               The following are alternative purchase plans applicable to the Fund, all of which offer the possibility of a reduced sales charge:
- Letter of Intent. (See instructions on application.)

- Combined purchases with spouse, children, and/or single trust estates--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge. It is the obligation of each investor desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.

- Group Purchases--individuals who are
  members of a qualified group (which must meet criteria established by MIMLIC Sales) may purchase shares at the reduced sales charge applicable to the group taken as a whole.
- Combined investments in all Advantus Load
  Funds--all accounts, whether invested in Class A shares, Class B shares or Class C shares, or any combination, are combined to determine sales charge.
- Systematic Investment Plan--voluntary
  periodic purchases enable an investor to lower his or her average cost per share through the principle of "dollar cost averaging."

  The Fund also offers an Automatic Investment Plan, which allows an investor to automatically invest a specified amount in the Fund each month. For more information on any of these plans, contact MIMLIC Sales or a MIMLIC Sales representative.

------------------------------------------
EXCHANGE AND
TELEPHONE TRANSFER
OF FUND SHARES
---------------------

                             A shareholder can  exchange some or  all of his  or
her Class A, Class B and Class C shares in the Fund, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Load Funds (provided that the shareholder has an already open account in such other Advantus Load Fund), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC period and applying the CDSC.

  Class A, Class B and Class C shares may also be exchanged for shares of Advantus Money Market Fund, Inc. ("Money Market Fund") at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. MIMLIC Sales is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event MIMLIC Sales begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.
  Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Load Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Load Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.
  The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a pre-authorized telephone call (see "Telephone Transactions"). Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, MIMLIC Sales reserves the right to restrict the frequency of--or otherwise modify, condition, terminate, or impose additional charges upon--the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. Telephone transfers and other exchanges can only be made between Advantus Fund accounts having identical registrations. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long-or short-term capital gain or loss. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. For further information on the exchange privilege, contact MIMLIC Sales.


------------------------------------------
SYSTEMATIC EXCHANGE
PLAN Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds (provided that such Advantus Fund accounts must have identical registrations) on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

------------------------------------------
REDEMPTION OF
FUND SHARES
---------------       Registered holders of
                      shares of  the Fund  may redeem  their shares  at the  per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of Class B shares (see "Contingent Deferred Sales Charge," below). Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. If the redemption proceeds are less than $25,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $25,000, no signature guarantee is required. However, if the redemption proceeds are $25,000 or more or are to be paid to someone other than the registered holder, or are to be mailed to an address other than the registered shareholder's address, or the shares are to be transferred, or the request does not come from such a plan trustee, the owner's signature must be guaranteed by an eligible guarantor institution, including (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A signature guarantee is also required in connection with any redemption if, within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record. The Fund reserves the right to require signature guarantees on all redemptions. Any certificates should be sent to the Fund by certified mail. Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.
  If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to MIMLIC Sales by facsimile (FAX) transmission. MIMLIC Sales' FAX number is 1-612-223-5959.
  CONTINGENT DEFERRED SALES CHARGE. The CDSC applicable upon redemption of Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges -- Class B Shares," above.

  In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth. If a shareholder owns Class A or Class C shares in addition to Class B shares, then absent a shareholder choice to the contrary, Class C shares will first be redeemed in full, and Class B shares not subject to a CDSC will next be redeemed in full, prior to any redemption of Class A shares. Class A shares will also be redeemed in full, absent a shareholder choice to the contrary, prior to any redemption of Class B shares which are subject to a CDSC.
  The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Telephone Transfer of Fund Shares," above.

  TELEPHONE REDEMPTION. The Fund's shareholders may elect this option by completing the appropriate portion of the application, and may redeem shares by calling MIMLIC Sales at 1-800-443-3677 (see "Telephone Transactions"). The maximum amount which may be redeemed by telephone is $25,000. The proceeds will be sent by check to the address of record for the account. If the amount is $1,000 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written redemption request while continuing to attempt a telephone redemption. MIMLIC Sales reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

  DELAY IN PAYMENT OF REDEMPTION PROCEEDS. Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days.
  The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $250. Therefore, shareholders who invest only $250 (the minimum investment in the Fund), and who redeem any amount in excess of any market appreciation, may have the remaining shares redeemed by the Fund. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

------------------------------------------
TELEPHONE
TRANSACTIONS
--------------       Shareholders of the
                     Fund  are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Telephone Transfer of Fund Shares" and "Redemption of Fund Shares" for further details. The privilege to initiate such transactions by telephone is not made available automatically but must be elected by a shareholder on the account application.
  The Fund and its transfer agent, Minnesota Mutual, will not be liable for following instructions communicated by telephone which they reasonably believe to be genuine; provided, however, that the Fund and Minnesota Mutual will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account and social security numbers, and providing written confirmation of such transactions.

------------------------------------------
REINSTATEMENT
PRIVILEGE
---------------       Shareholders who
                      redeem shares in  the Fund  have a  one-time privilege  to apply their redemption proceeds (at no sales charge) to the purchase of shares of any of the Advantus Load Funds by notifying MIMLIC Sales within 90 days after their redemption. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption
(within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption. See "Taxes" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

------------------------------------------
DIVIDENDS AND
CAPITAL GAINS
DISTRIBUTIONS
---------------
                      The policy of the Fund is to pay dividends from net investment income quarterly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
  Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization may be made on the Application form, or at any time by letter.
  Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or share of the same class of another of the Advantus Load Funds (provided that such Advantus Fund accounts must have identical registrations) at the net asset value of such other Advantus Fund on the payable date for the dividends being distributed. To use this privilege of investing dividends from the Fund in shares of another of the Advantus Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the Advantus Fund in which dividends are reinvested.

------------------------------------------
TAXES
-----
          The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

  During the year ended September 30, 1995 the Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

  Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. However, if a shareholder holds for less than six months a share with respect to which a long-term capital gain distribution has been made, any loss on the sale of such share will be treated as a long-term capital loss to the extent that the shareholder previously recognized long-term capital gain. Under the Revenue Reconciliation Act of 1993, long-term capital gains of individuals are taxed at a maximum rate of 28%, while the highest marginal regular tax rates on ordinary income for individuals for 1994 and subsequent years are 36% (applicable to taxable income in excess of $115,000 for individuals filing single returns and taxable income in excess of $140,000 for married couples filing joint returns), and 39.6% (for both individuals filing single returns and married couples filing joint returns with taxable income in excess of $250,000). (Effective rates on ordinary income may be somewhat higher, resulting from a combination of the nominal rates, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $111,800 and for married couples filing joint returns with adjusted gross income in excess of $167,700, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $111,800.)
  Some or all of the dividend distributions from the Fund will qualify for the 70% dividend received deduction for corporations.

  Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

  If shares of the Fund are sold or otherwise disposed of more than twelve months from the date of acquisition, the Fund shareholder will realize a long-term capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder.
  The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.
  Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.
  Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Fund, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code. Such distributions received by a Fund shareholder are ordinarily not subject to withholding of federal income tax. However, a withholding of such tax at a rate of 31% may be made by reason of the events specified in Section 3406 of the Code and the regulations promulgated thereunder, including the failure of a Fund shareholder to supply the Fund or its agent with such shareholder's taxpayer identification number. Such withholding may also apply to a Fund shareholder who is otherwise exempt from such withholding if such shareholder fails to properly document its status as an exempt recipient.

------------------------------------------

INVESTMENT
PERFORMANCE
--------------      Advertisements and other
                    sales literature for the Fund may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All quotations of yield, average annual total return and cumulative total return are based upon historical information and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semi-annual compounding of income.


  Both average annual total return and cumulative total return are based on a hypothetical $1,000 payment to the Fund at the beginning of the advertised period. Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating both average annual total return and cumulative total return, the maximum initial or deferred sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested. Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.


------------------------------------------

COMPARATIVE


RETURNS In addition to advertising yield, average annual total return and cumulative total return, comparative performance information of the types shown below may be used from time to time in advertising the Fund's shares. The Fund's performance figures shown in the following table do not reflect the Fund's maximum 5% initial sales charge or contingent deferred sales charge applicable to Class A and Class B shares, respectively. Such figures do, however, reflect the reinvestment of dividend and capital gains distributions in additional shares and all recurring fees, such as investment management fees. Such figures also reflect the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser described under "Management of the Fund." (See also, "Calculation of Performance Data" in the Statement of Additional Information.)



                                                     CHANGE FOR CALENDAR YEAR
FUND/INDEX                                 1995      1994      1993      1992      1991
-----------------------------------------------------------------------------------------
SPECTRUM FUND:
  CLASS A SHARES                            24.1%     -2.2%      5.5%      6.3%     27.5%
  CLASS B SHARES                            23.3       N/A       N/A       N/A       N/A
  CLASS C SHARES                             N/A       N/A       N/A       N/A       N/A
LIPPER BALANCED FUND INDEX                  24.6      -2.5      10.7       7.2      26.0
LIPPER FLEXIBLE FUND INDEX                  16.8      -2.7      11.9       7.5      24.6


------------------------------------------

OTHER HISTORICAL ANNUAL


COMPOUND RETURNS*



                                       LAST 15 YEARS           LAST 30 YEARS           LAST 69 YEARS
                                          1980-94                 1965-94                 1926-94
-----------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS                              14.5%                   14.3%                   12.2%
COMMON STOCKS (S&P 500)                           14.5                     9.9                    10.2
LONG-TERM CORP. BONDS                             11.5                     7.3                     5.4
LONG-TERM GOVT. BONDS                             11.2                     7.0                     4.8
U.S. TREASURY BILLS                                7.5                     6.7                     3.7
INFLATION RATE                                     4.6                     5.4                     3.1



   * SOURCE: IBBOTSON ASSOCIATES


------------------------------------------------------------

AVERAGE ANNUAL


TOTAL RETURNS The table below shows the average annual total returns for Class A, Class B and Class C shares of the Fund for the periods indicated. Such figures reflect the deduction of the Fund's maximum 5% sales load applicable to Class A shares, the contingent deferred sales charge applicable to Class B shares and the voluntary absorption of certain expenses of the Fund by the Fund's investment adviser described under "Management of the Fund." (See also,

"Calculation of Performance Data" in the Statement of Additional Information.)



                               AVERAGE ANNUAL TOTAL
                                  RETURN FOR THE
                               PERIODS SHOWN ENDING
                                SEPTEMBER 30, 1995
                                                SINCE
                           1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------
CLASS A SHARES (1)          12.5%    10.9%     10.3%
CLASS B SHARES (2)          12.6%     N/A      11.7%
CLASS C SHARES (3)           N/A      N/A      12.6%(4)



   (1) INCEPTION WAS NOVEMBER 16, 1987.


   (2) INCEPTION WAS AUGUST 19, 1994.


   (3) INCEPTION WAS MARCH 1, 1995


   (4) NOT ANNUALIZED


------------------------------------------------------------

RANKINGS AND


RATINGS The Fund may from time to time also advertise rankings or other ratings of the Fund as determined by Morningstar, Inc., Lipper Analytical Services, Inc., INVESTORS DAILY, Wiesenberger Financial Services, FORTUNE MAGAZINE, or other mutual fund rating firms.


  Shareholders of the Fund may also telephone MIMLIC Sales at (800) 443-3677 for current quotations of yield, average annual total return and cumulative total return.


  For additional information regarding the calculation of yield, average annual total return and cumulative total return see the Statement of Additional Information.


------------------------------------------

ADDITIONAL PERFORMANCE


INFORMATION Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge by writing or calling the Fund at the address or telephone number shown on the cover of this Prospectus.


------------------------------------------
LIMITATION
OF DIRECTOR
LIABILITY
------------
                   Under  Minnesota law, the directors of  the Fund owe the Fund and its shareholders  certain fiduciary  duties, including  a duty of "loyalty" (to act in good faith and in the best interests of the Fund) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation a duty of "care" but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Fund's Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.
  Directors of the Fund remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty", for self-dealing, for bad faith and intentional misconduct, and for violations of the Securities Act of 1933, the Securities Exchange Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the Investment Company Act of 1940 prohibits limiting a Fund director's liability for gross negligence and reckless misconduct, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the Investment Company Act.

------------------------------------------
GENERAL
INFORMATION
-------------      The Fund was incorporated
                   in October 1984 as a  Minnesota corporation. The Fund's  name was changed, by vote of its shareholders, to its current name in February 1995. The Fund's authorized capital stock is of three classes (Class A, Class B and Class C), common shares, with a par value of $.01 per share. All shares of the Fund are nonassessable, fully transferable and have one vote and equal rights to share in dividends and assets of the Fund. The shares of the Fund possess no preemptive or conversion rights. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares of the Fund voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares of the Fund will be unable to elect any directors.

  On November 30, 1995, Minnesota Mutual and its subsidiaries owned shares in each class of shares of the Fund as set forth in the following table:



                                       NUMBER OF SHARES OWNED BY MINNESOTA
        SHARES OUTSTANDING                   MUTUAL AND SUBSIDIARIES
 CLASS A     CLASS B      CLASS C      CLASS A      CLASS B       CLASS C
----------------------------------------------------------------------------
3,623,030     255,596       19,844      134,536        3,994           764



Minnesota Mutual, Advantus Capital, MIMLIC Management and MIMLIC Sales are all organized as Minnesota corporations.

  The Fund does not hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within 30 days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than 90 days after receipt of the demand, all at the expense of the Fund. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

  The Fund sends to its shareholders a six-month unaudited and annual audited financial report of the Fund, which includes a list of investment securities held by the Fund. Shareholder inquiries should be directed to a registered representative of the shareholder's broker-dealer, or to the Underwriter or the Fund at the telephone number or mailing address listed on the cover of this Prospectus.


------------------------------------------

COUNSEL AND
INDEPENDENT

AUDITORS
-------------

                    The firm of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, is the General Counsel
for the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, are the independent auditors for the Fund.


------------------------------------------
CUSTODIAN
-----------
                 First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, acts as custodian of the securities held by the Fund.

ADVANTUS SPECTRUM FUND, INC.
FUND INFORMATION:

INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota  55101
(612) 292-5923

UNDERWRITER
MIMLIC Sales Corporation
P.O. Box 64132
St. Paul, Minnesota  55164-0132
(612) 228-4833
(800) 443-3677

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
The Minnesota Mutual Life Insurance Company
400 Robert Street North
St. Paul, Minnesota  55101
(800) 443-3677

CUSTODIAN
First Trust National Association
180 East Fifth Street
St. Paul, Minnesota  55101

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Dorsey & Whitney P.L.L.P.


                      [LOGO]

                PART B.  INFORMATION REQUIRED IN A STATEMENT OF
                           ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION






                          ADVANTUS HORIZON FUND, INC.
                          ADVANTUS SPECTRUM FUND, INC.
                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
                        ADVANTUS MONEY MARKET FUND, INC.
                            ADVANTUS BOND FUND, INC.
                        ADVANTUS CORNERSTONE FUND, INC.
                         ADVANTUS ENTERPRISE FUND, INC.
                   ADVANTUS INTERNATIONAL BALANCED FUND, INC.



                                 February 1, 1996









       This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectuses dated February 1, 1996 and should be read in conjunction therewith. A copy of each Prospectus may be obtained from MIMLIC Sales Corporation, P.O. Box 64132, St. Paul, Minnesota 55101 (telephone (800) 443-3677).







THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A COPY OF THE CURRENT PROSPECTUS FOR EACH OF THE ADVANTUS FUNDS NAMED ABOVE.

                               TABLE OF CONTENTS



GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       Horizon Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       Spectrum Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
       Mortgage Securities Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
       Money Market Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
       Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
       Cornerstone Fund and Enterprise Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
       International Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
       Additional Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       All Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

DIRECTOR LIABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       Control and Management of Advantus Capital and MIMLIC Sales . . . . . . . . . . . . . . . . . . . . .26
       Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
       International Fund Sub-Adviser -- Templeton Counsel . . . . . . . . . . . . . . . . . . . . . . . . .29
       International Fund Investment Sub-Advisory Agreement -- Templeton Counsel . . . . . . . . . . . . . .30
       Distribution Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
       Payment of Certain Distribution Expenses of the Funds . . . . . . . . . . . . . . . . . . . . . . . .32

MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION . . . . . . . . . . . . . . . . . . . . . . .35

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

CAPITAL STOCK AND OWNERSHIP OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

NET ASSET VALUE AND PUBLIC OFFERING PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

REDUCED SALES CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
       Right of Accumulation-Cumulative Purchase Discount. . . . . . . . . . . . . . . . . . . . . . . . . .50
       Letter of Intent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50
       Combining Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Purchases of Class A shares by Certain Persons Affiliated with the Fund, Advantus Capital MIMLIC
       Management, Templeton Counsel, MIMLIC Sales, Minnesota Mutual, or Any of Minnesota Mutual's Other
       Affiliated Companies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51

SHAREHOLDER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Open Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
       Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
       Group Systematic Investment Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
       Automatic Investment Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Group Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Retirement Plans Offering Tax Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .53
       Systematic Withdrawal Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
       Exchange and Telephone Transfer Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
       Reinstatement Privilege . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58

APPENDIX A - MORTGAGE-RELATED SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Underlying Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Liquidity and Marketability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Average Life. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
       Yield Calculations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
       Bond Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1
       Commercial Paper Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2

APPENDIX C - FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Use of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Description of Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-1
       Risks in Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-3
       Example of Futures Contract Sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-3
       Example of Futures Contract Purchase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-4
       Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C-5

APPENDIX D - FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . D-1

                  GENERAL INFORMATION AND HISTORY

       Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Advantus Funds" or the "Funds," are open-end diversified investment companies, commonly called mutual funds. Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Load Funds"). The Advantus Load Funds currently offer three classes of shares (Class A, Class B and Class C), except for International Fund which currently offers its shares it two classes (Class A and Class C). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                      INVESTMENT OBJECTIVES AND POLICIES


       The investment objective and policies of each of the Funds are summarized on the front page of each Fund's Prospectus and are set forth in detail in the text of each Fund's Prospectus under "Investment Objectives, Policies and Risks."


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

       Mortgage Securities Fund, Spectrum Fund and Bond Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

       The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

       When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other appropriate high grade debt obligations, having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.) No when-issued or forward commitments with respect to debt securities will be made if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions.

INTEREST RATE FUTURES CONTRACTS

       Mortgage Securities Fund and Bond Fund may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Fund will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed 30% of the value of the Fund's total assets. In addition, when purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position, to cover the Fund's obligation.

       The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like the Fund, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions and positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Fund intends to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Fund and any of its principals and employees as a commodity pool operator unnecessary.

       The Fund will incur certain risks in employing interest rate futures contracts to protect against cash market price volatility. One risk is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various investment rate movements or the time span within which the movements take place.

       For a detailed discussion of futures contracts and the risks of investing therein, see Appendix C to this Statement of Additional Information.

OPTIONS - HORIZON FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

       The Fund purchases call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

OPTIONS - MORTGAGE SECURITIES FUND

       Mortgage Securities Fund may purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

       A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Fund.

       In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

       The Fund generally purchases options in negotiated transactions with the writers of the options. The Fund purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Fund may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

OPTIONS - SPECTRUM FUND AND BOND FUND

       The Fund may write (sell) "covered" call options and purchase "covered" put options. The Fund will not purchase call options except to close out call options previously written by the Fund, nor will it write put options except to close out put options previously purchased by the Fund.
The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

       Spectrum Fund does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets. In addition, Bond Fund will purchase covered put options (and purchase call options to close out call options previously written by the Fund) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of net assets.

       A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option which he previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Exchanges and of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date).

       The Fund will only write "covered" call and purchase "covered" put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. Each Fund will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the OCC, or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Fund's investment adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction. In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Fund's investment adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the Securities and Exchange Commission; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the Securities and Exchange Commission.) Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Fund invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Fund's 10% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions").

       The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return.
 When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Fund's investment adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.
By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

       The Fund will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

WARRANTS WITH CASH EXTRACTIONS

       The International Fund may invest up to 5% of its assets in warrants, including warrants used in conjunction with the cash extraction method. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

       For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

       If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized).
The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

DEBT SECURITIES AND DOWN-GRADED INSTRUMENTS

       Each of Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund and International Fund may invest in debt securities rated BBB or Baa or higher by S&P or Moody's, respectively as described in each Fund's Prospectus. (Cornerstone Fund may invest in debt securities convertible into common stock which are rated lower than BBB or Baa. See the Cornerstone Fund Prospectus for information regarding these securities and the Fund's policy regarding them.)

       The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

       These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating lower than BBB or Baa by S&P's or Moody's, respectively. In such an event it is such Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any such Fund hold more than 5% of its net assets in securities rated lower than BBB or Baa by S&P's or Moody's, respectively. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

       Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

                            INVESTMENT RESTRICTIONS

       Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

       Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

HORIZON FUND

       Horizon Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (15) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (16) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

SPECTRUM FUND

       Spectrum Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations; [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

            (4) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (5) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (6) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (7) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (8) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (9) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares of securities of that company, together own more than 5%;

            (10) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loans, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (11) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (12) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (13) Make investments for the purpose of exercising control or management;

            (14) Participate on a joint or joint and several basis in any trading account in securities;

            (15) Write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position;

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

MORTGAGE SECURITIES FUND

       Mortgage Securities Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investment in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Lend its portfolio securities;

            (5) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of the company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies;"

            (10) Buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts; (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts.

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (14) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

MONEY MARKET FUND (Restriction number 15 is not "fundamental".)

       Money Market Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

            (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks;
       [NOTE: SEE "ADDITIONAL INVESTMENT RESTRICTIONS" BELOW.]

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund maybe deemed to be an underwriter in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities;

            (14) Write or purchase put or call options, or combinations thereof;

            (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

            (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

BOND FUND (Restriction number 16 is not "fundamental".)

       Bond Fund will NOT:

            (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

            (2) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries, and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

            (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

            (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets;
       or enter into reverse repurchase agreements;

            (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

            (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus under "Investment Objectives and Policies," and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (12) Make investments for the purpose of exercising control or management;

            (13) Participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by Advantus Capital to reduce brokerage commissions or otherwise to achieve best overall execution);

            (14) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

            (15) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market); or

            (16) Invest more than 10% of its net assets in securities of foreign issuers which are not U.S. dollar-denominated and publicly traded in the United States (This restriction is non-fundamental.).

CORNERSTONE FUND AND ENTERPRISE FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental and may be changed by the Funds' Boards of Directors.)

       Cornerstone Fund and Enterprise Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

            (12) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

            (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

           (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INTERNATIONAL FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 15 are not fundamental and may be changed by the Fund's Board of Directors.)

       International Fund will NOT:

            (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

            (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

            (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

            (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

            (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

            (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

            (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

            (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than 1/2 of 1% of the shares or securities of that company, together own more than 5%;

            (9) Make investments for the purpose of exercising control or management;

            (10) Participate on a joint or joint and several basis in any trading account in securities;

            (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

              (12) Invest in the securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

              (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser;

              (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets; or

              (15) Invest more than 5% of its assets in warrants other than warrants acquired in units or attached to other securities; provided, that of such 5%, not more than 2% of the Fund's assets shall be invested in warrants that are not exchange listed.

ADDITIONAL INVESTMENT RESTRICTIONS

       Certain of the Funds have agreed with the staff of the Securities and Exchange Commission that, as a non-fundamental operating policy, the following additional investment restrictions, which modify certain of the fundamental investment restrictions described above, will be observed:

              (1) Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund will not purchase any security if, as a result, "25% or more" of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (see investment restriction number 2 for each Fund).


              (2) Spectrum Fund, in applying the limitation on investments in securities of issuers conducting their principal business activities in a single industry (see Spectrum Fund investment restriction number 2, as modified by additional investment restriction number 1 above), will also apply such limitation to certificates of deposit and bankers' acceptances of United States banks and savings and loan associations.


              (3) Spectrum Fund shall include reverse repurchase agreements as a "borrowing" for purposes of applying the Fund's 5% of net assets limitation on borrowing money (see Spectrum Fund investment restriction number 6).

ALL FUNDS


       With respect to each of the Funds, any investment policy set forth under "Investment Objectives, Policies and Risks" in the Prospectus, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                            PORTFOLIO TURNOVER

       Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.


       Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, the Fund's portfolio turnover rates were 46.8%, 43.5% and 47.0%, respectively.



       Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, the Fund's portfolio turnover rates were 125.5%, 124.5% and 92.1%, respectively.



       Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, the Fund's portfolio turnover rates were 203.7%, 236.2% and 135.0%, respectively.


       Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.


       Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, the Fund's portfolio turnover rates were 270.7%, 163.5% and 139.5%, respectively. The substantial increase in the rate of portfolio turnover for the year ended September 30, 1995 was attributable to the fact that the Fund took advantage of opportunities created in the corporate bond market as a result of tightening spreads between corporate bonds and U.S. Treasury bonds. The Fund was able to buy corporate bonds at very attractive prices when the spreads were wide and sell those bonds at appreciated values when the spreads narrowed.

       Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal year ended September 30, 1995 and the fiscal period ended September 30, 1994, Cornerstone Fund's portfolio turnover rate was 160.1% and 8.1%, respectively. For the fiscal year ended September 30, 1995 and the fiscal period ended September 30, 1994, Enterprise Fund's portfolio turnover rate was 48.8% and 5.0%, respectively. The apparent increase in portfolio turnover rates from 1994 to 1995 is attributable to the fact that the figures for 1994 represent only the 14 days from the Fund's date of inception to the end of the fiscal period.



       International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal year ended September 30, 1995 and the fiscal period ended September 30, 1994, International Fund's portfolio turnover rate was 52.0% and 12.1%, respectively. The apparent increase in portfolio turnover rates from 1994 to 1995 is attributable to the fact that the figures for 1994 represent only the 14 days from the Fund's date of inception to the end of the fiscal period.


                    DIRECTORS AND EXECUTIVE OFFICERS

       The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:



                              Position with    Principal Occupation and Other
Name and Address                the Funds        Affiliations (Past 5 Years)
----------------              -------------    ------------------------------
Paul H. Gooding*              President        Vice President and Treasurer of
Advantus Capital              and Director     Minnesota Mutual; President and
 Management, Inc.                              Director of Advantus Capital;
400 Robert Street North                        President, Treasurer and Director
St. Paul, Minnesota 55101                      of MIMLIC Management

Frederick P. Feuerherm*       Treasurer        Second Vice President of Minnesota
The Minnesota Mutual          and Director     Mutual; Vice President and Assistant
 Life Insurance Company                        Secretary of MIMLIC Management
400 Robert Street North
St. Paul, Minnesota 55101

Ralph D. Ebbott               Director         Retired, Vice President and Treasurer
409 Birchwood Avenue                           of Minnesota Mining and Manufacturing
White Bear Lake,                               Company (tape, adhesive, photographic,
 Minnesota 55110                               and electrical products) through June
                                               1989



Charles E. Arner              Director         Retired, Vice Chairman of The First
E-1218 First National                          National Bank of Saint Paul from
 Bank Building                                 November 1983 through June 1984;
332 Minnesota Street                           Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                      of The First National Bank of Saint
                                               Paul from October 1980 through
                                               November 1983

Ellen S. Berscheid            Director         Regents' Professor of Psychology at
University of Minnesota                        the University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Bardea C. Huppert*            Vice President   President of MIMLIC Sales; Second
MIMLIC Sales Corporation                       Vice President of Minnesota Mutual;
400 Robert Street North
St. Paul, Minnesota 55101

Michael J. Radmer             Secretary        Partner with the law firm of
Dorsey & Whitney P.L.L.P.                      Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, Minnesota 55402


_________________________

* Denotes directors and officers of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds, Advantus Capital Management, Inc. ("Advantus Capital"), MIMLIC Asset Management ("MIMLIC Management") or MIMLIC Sales Corporation ("MIMLIC Sales").
_________________________


       Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital or MIMLIC Management. Each director of the Funds who is not affiliated with Advantus Capital or MIMLIC Management is also a director of the other two investment companies of which Advantus Capital or MIMLIC Management is the investment adviser (10 investment companies in total -- the "Fund Complex"). Such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $5,000 per year and $1,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a PRO RATA portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended
September 30, 1995, each Director not affiliated with Advantus Capital or MIMLIC Management was compensated by the Funds in accordance with the following table:

                                     Pension or                        Total
                                     Retirement                     Compensation
                       Aggregate      Benefits      Estimated      From Funds and
                     Compensation    Accrued as       Annual        Fund Complex
                       from the     Part of Fund   Benefits Upon      Paid to
Name of Director       Funds(1)       Expenses      Retirement       Directors
----------------       -------        --------      ---------        ---------
Charles E. Arner      $1,679.53          n/a           n/a             $9,000
Ellen S. Berscheid    $1,679.53          n/a           n/a             $9,000
Ralph D. Ebbott       $1,679.53          n/a           n/a             $9,000

------------------
(1) During the fiscal year ended September 30, 1995, each Director not affiliated with Advantus Capital or MIMLIC Management received $249.10 from Horizon Fund, $413.31 from Spectrum Fund, $200.16 from Mortgage Securities Fund, $210.06 from Money Market Fund, $107.73 from Bond Fund, $127.67 from Enterprise Fund, $109.15 from Cornerstone Fund and $181.16 from International Fund.




As of September 30, 1995, the directors and executive officers of the Funds did not own any shares of the Funds, except for Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, Paul H. Gooding who owned less than 1% of the outstanding shares of each of Horizon Fund and Bond Fund, Bardea C. Huppert who owned less than 1% of the outstanding shares of Horizon Fund, Spectrum Fund, Money Market Fund and Bond Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Horizon Fund.

                           DIRECTOR LIABILITY

       Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

       Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                      INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

       Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management. The same portfolio managers and other personnel who previously provided investment advisory services to the Funds through MIMLIC Management continue to provide the same services through Advantus Capital. MIMLIC Sales acts as the Funds' underwriter. Both Advantus Capital and MIMLIC Sales act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and MIMLIC Sales is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND MIMLIC SALES


       Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of MIMLIC Management. MIMLIC Management is a subsidiary of The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), which was organized in 1880, and has assets of more than $9.8 billion. MIMLIC Sales is also a subsidiary of MIMLIC Management. Paul H. Gooding, President and a Director of each of the Funds, is President and director of Advantus Capital, and President, Treasurer, and a Director of MIMLIC Management. Frederick P. Feuerherm, Treasurer and a Director of each of the Funds, is a Vice President and Assistant Secretary of MIMLIC Management. Bardea C. Huppert, Vice President of each of the Funds, is President of MIMLIC Sales. James P. Tatera, Senior Vice President and Director of Advantus Capital, is also Vice President of MIMLIC Management.


INVESTMENT ADVISORY AGREEMENT


       Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated March 1, 1995 for each Fund, each of which Advisory Agreements was approved by shareholders on February 14, 1995. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 17, 1996. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                      Advisory Fee as Percentage
                       Fund                              of Average Net Assets
                       ----                           --------------------------

       Horizon Fund                                              .80%
       Spectrum Fund                                             .60%
       Mortgage Securities Fund                                  .575%
       Money Market Fund                                         .50%
       Bond Fund                                                 .70%
       Cornerstone Fund                                          .80%
       Enterprise Fund                                           .80%
       International Fund:
              On the first $25 million in assets                 .95%
              On the next $25 million in assets                  .80%
              On the next $50 million in assets                  .75%
              On all assets in excess of $100 million            .65%

       From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, Inc. a sub-advisory fee equal to
 .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.


       Prior to March 1, 1995, the fees paid by the Funds for investment advisory services were paid to MIMLIC Management rather than to Advantus Capital. MIMLIC Management was compensated at the same rate as is Advantus Capital under the current Advisory Agreements. The fees paid by the Funds during the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994 and the fiscal year ended October 31, 1993 (before Advantus Capital's or MIMLIC Management's absorption of certain expenses, described below) were as follows:

                 Fund                      1995            1994          1993
                 ----                      ----            ----          ----
       Horizon Fund                      $276,972         $222,869      $220,845
       Spectrum Fund                      338,669          404,391       463,963
       Mortgage Securities Fund           155,798          144,561       137,830
       Money Market Fund                  148,238          110,595       118,134
       Bond Fund                          104,228           90,854        84,389
       Cornerstone Fund                   150,365           18,833           n/a
       Enterprise Fund                    167,883           19,519           n/a
       International Fund                 241,970           29,922           n/a



       For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and, except for Money Market Fund, pays the Funds' transfer agent, dividend disbursing agent and redemption agent expenses. Money Market Fund pays its own transfer agent, dividend disbursing agent, and redemption agent expenses. All of the Funds have engaged Minnesota Mutual to act as their transfer agent, dividend disbursing agent, and redemption agent. While the advisory fees paid by Horizon Fund, Cornerstone Fund, Enterprise Fund and International Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent, dividend disbursing agent and redemption agent expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. During the fiscal year ended September 30, 1995, Money Market Fund paid Minnesota Mutual $93,369 for transfer agent services. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Mutual under which Minnesota Mutual provides accounting, legal and other administrative services to the Funds. Minnesota Mutual currently provides such services to the Funds at a monthly cost of $3,600 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund, $3,000 for Money Market Fund, and $2,500 for International Fund. During the fiscal year ended September 30, 1995, each of the Funds paid Minnesota Mutual the following amounts for such services:



                 Fund                                 Amount
                 ----                                 ------
       Horizon Fund                                   $38,600
       Spectrum Fund                                   39,600
       Mortgage Securities Fund                        39,200
       Money Market Fund                               33,400
       Bond Fund                                       39,200
       Cornerstone Fund                                37,800
       Enterprise Fund                                 37,800
       International Fund                              26,200


       Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that MIMLIC Sales receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), MIMLIC

Sales bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

       The law of the state of California, in which the Funds' shares may be offered for sale, currently requires that if a Fund's expenses, including advisory fees but excluding interest, taxes, brokerage commissions, and certain extraordinary expenses, whether such expenses are payable by the Fund or its shareholders, exceed certain percentages of average net assets, MIMLIC Management must reimburse the Fund for such excess expenses, and the reimbursement of such excess expenses may not be limited to the amount of the advisory fee. This limitation is currently 2 1/2% of the first $30,000,000 of average net assets, 2% of the next $70,000,000 of average net assets, and 1 1/2% of the remaining average net assets, but may be modified or eliminated by future statutory or regulatory changes.


       During the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, Advantus Capital or MIMLIC Management (which was formerly the Funds' investment adviser) voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by MIMLIC Sales) as set forth below:



            Fund                         1995           1994         1993
            -----                        ----           ----         ----
       Horizon Fund                    $  2,814       $    -0-    $     -0-
       Spectrum Fund                        -0-            -0-          -0-
       Mortgage Securities Fund           9,655            -0-          -0-
       Money Market Fund                151,288        156,505      139,512
       Bond Fund                        100,487         82,132       62,200
       Cornerstone Fund                  47,635          8,493          n/a
       Enterprise Fund                   43,566          8,124          n/a
       International Fund                17,626          3,015          n/a



The expenses so absorbed by Advantus Capital or MIMLIC Management were not required to be reimbursed to the Funds under the expense limitation set forth above.


INTERNATIONAL FUND SUB-ADVISER -- TEMPLETON COUNSEL

       Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

       Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

       Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT -- TEMPLETON COUNSEL


       Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, and approved by shareholders of the Fund on February 14, 1995. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 17, 1996. The Templeton Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.


DISTRIBUTION AGREEMENT


       The Board of Directors of each Fund, on January 17, 1996, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with MIMLIC Sales (the "Distribution Agreements"), each dated March 1, 1995. During the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993, the commissions received by MIMLIC Sales under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for MIMLIC Sales to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follow:


              Fund                            1995               1994           1993
              ----                            ----               ----           ----
       Horizon Fund                         $125,141           $150,713       $183,390
       Spectrum Fund                         226,547            341,528        787,407
       Mortgage Securities Fund               97,402            182,209        286,131
       Bond Fund                              61,826            103,025        169,542
       Cornerstone Fund                       62,839                276            n/a
       Enterprise Fund                        57,059                -0-            n/a
       International Fund                    150,769                -0-            n/a


During the same periods MIMLIC Sales retained from these commissions the following amounts:


               Fund                          1995                 1994           1993
               ----                          ----                 ----           ----
       Horizon Fund                         $14,640             $17,868        $10,703
       Spectrum Fund                         27,391              41,001         28,240
       Mortgage Securities Fund               5,436               6,096          8,935
       Bond Fund                              5,966               6,546          1,809
       Cornerstone Fund                       5,200                  28            n/a
       Enterprise Fund                        6,201                 n/a            n/a
       International Fund                    16,080                 n/a            n/a


The remainder of these commissions was paid to registered representatives of MIMLIC Sales or to broker-dealers who have selling agreements with MIMLIC Sales.

       Each Distribution Agreement may be terminated by the respective Fund or MIMLIC Sales at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

       The Distribution Agreements require MIMLIC Sales to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

       In the Distribution Agreements, MIMLIC Sales undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the

Funds' shares, except to the extent that such liability is the result of information which was obtainable by MIMLIC Sales only from persons affiliated with the Funds but not with MIMLIC Sales.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

       Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to MIMLIC Sales which, on an annual basis, is equal to .30% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in the distribution and promotion of its shares. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to MIMLIC Sales which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                                   Rule 12b-1 Fee as Percentage
                                           of Average Daily Net Assets Attributable to
                                           -------------------------------------------

Fund                                    Class A Shares    Class B Shares    Class C Shares
----                                    --------------    --------------    --------------
Horizon Fund                                 .30%             1.00%              1.00%
Spectrum Fund                                .35%             1.00%              1.00%
Mortgage Securities Fund                     .30%             1.00%              1.00%
Bond Fund                                    .30%             1.00%              1.00%
Cornerstone Fund                             .30%             1.00%              1.00%
Enterprise Fund                              .30%             1.00%              1.00%
International Fund                           .30%               n/a              1.00%


Such fees are also used for distribution-related services and for servicing of shareholder accounts.

       All of the Rule 12b-1 fees payable by Money Market Fund and all of the Rule 12b-1 fees payable by the Advantus Load Funds and attributable to Class A shares of such Funds, and a portion of the Rule 12b-1 fees payable with respect to Class B and Class C shares equal to .75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate MIMLIC Sales for advertising, marketing and distributing the shares of Money Market Fund and the Advantus Load Funds.

       The distribution fees may be used by MIMLIC Sales for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by MIMLIC Sales: (a) to compensate broker-dealers, including MIMLIC Sales and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by MIMLIC Sales and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of MIMLIC Sales or of other broker-dealers, banks, or financial institutions.

       A portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares of each of the Advantus Load Funds, equal to .25% of the average daily net assets attributable to such Class B and Class C shares, constitutes a shareholder servicing fee designed to compensate MIMLIC Sales for the provision of certain services to the holders of Class B and Class C shares.

       Amounts expended by the Funds under the Plans are expected to be used for the implementation by MIMLIC Sales of a dealer incentive program. Pursuant to the program, MIMLIC Sales may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

       MIMLIC Sales may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, MIMLIC Sales, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

       In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing.
In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 17, 1996, the directors of the Funds so concluded.



       During the fiscal year ended September 30, 1995, each of the Advantus Load Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as follows (distribution fees waived by MIMLIC Sales, if any, are shown in parentheses):





                                Class A           Class B   Class C
                           -------------------    -------   -------
Horizon Fund               $ 50,147   ($50,147)   $11,637    $  270
Spectrum Fund               193,254        n/a     11,904       389
Mortgage Securities Fund     53,343    (26,473)     3,391       846
Bond Fund                    14,333    (28,668)     5,214       346
Cornerstone Fund             18,055    (36,111)     7,262       142
Enterprise Fund              20,216    (40,433)     7,499       194
International Fund           38,856    (38,856)       n/a     1,119

Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 1995. MIMLIC Sales waived distribution fees from Money Market Fund in the amount of $88,943 during such period.


       The Plans of Distribution could be construed as "compensation plans" because MIMLIC Sales is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. MIMLIC Sales may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans. However, to the extent fees received exceed expenses, including indirect expense such as overhead, MIMLIC Sales could be said to have received a profit.

                  MONEY MARKET FUND AMORTIZED COST METHOD OF
                             PORTFOLIO VALUATION

       Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

       Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

       The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

       In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

       Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

       Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

       Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY


       Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal year ended September 30, 1995, the fiscal period ended September 30, 1994, and the fiscal year ended October 31, 1993 brokerage commissions paid were:



                       Fund                          1995            1994            1993
                       ----                          ----            ----            ----
       Horizon Fund                               $ 40,274         $30,332         $80,111
       Spectrum Fund                                63,194          60,362          95,242
       Mortgage Securities Fund                        -0-             -0-             -0-
       Money Market Fund                               -0-             -0-             -0-
       Bond Fund                                       -0-             -0-             -0-
       Cornerstone Fund                            146,804          18,326             n/a
       Enterprise Fund                              29,639          10,942             n/a
       International Fund                           42,199          33,746             n/a



       The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.


       There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1995, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:



                                         Aggregate Transactions             Commissions Paid On
            Fund                         Directed for Research              Directed Transactions
            ----                         ----------------------             ---------------------
       Horizon Fund                           $20,850,319                         $ 40,274
       Spectrum Fund                           37,291,180                           63,194
       Cornerstone Fund                        62,868,963                          146,803
       Enterprise Fund                         14,321,343                           29,639
       International Fund                      23,014,149                           42,199



During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

       No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

       The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

       The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

       In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


       Information regarding the acquisition by the Funds during the fiscal year ended September 30, 1995, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                                         Approximate
                                                                                     Value of Securities
                                                                                       Owned at End of
                                     Name of Issuer                                      Fiscal Period
                                     --------------                                   ------------------
CORNERSTONE FUND
                                     Lehman Brothers                                       $728,437



                         CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

        Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

       Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.


       For the seven calendar days ended September 30, 1995, Money Market Fund's annualized current yield was 4.88% and its annualized effective yield was 5.00%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 4.38% and 4.47%, respectively.

ADVANTUS LOAD FUNDS


       Advertisements and other sales literature for the Advantus Load Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Load Funds.


       YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b
                           YIELD = 2[( ----- +1)6-1]
                                        cd

                      Where:  a = dividends and interest earned during
                                  the period;

                              b = expenses accrued for the period (net
                                  of reimbursements);

                              c = the average daily number of shares
                                  outstanding during the period that were
                                  entitled to receive dividends; and

                              d = the maximum offering price per share on the
                                  last day of the period.


       The yield on investments in each of these Funds for the 30 day period ended September 30, 1995 was as set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.



                  Fund                                           Yield
                  ----                                           -----
                                          Class A              Class B               Class C
                                          -------              -------               -------
       Horizon Fund                    -.48% (-.58%)       -1.34% (-1.46%)       -1.35% (-1.47%)
       Spectrum Fund                   2.21% (2.21%)        1.67%  (1.67%)        1.66%  (1.66%)
       Mortgage Securities Fund        5.92% (5.40%)        5.43%  (4.87%)        5.43%  (4.88%)
       Bond Fund                       5.55% (5.19%)        4.94%  (4.57%)        4.94%  (4.56%)
       Cornerstone Fund                 .42%  (.31%)        -.43%  (-.56%)        -.44%  (-.56%)
       Enterprise Fund                 -.72% (-.80%)       -1.65% (-1.74%)       -1.67% (-1.75%)
       International Fund              1.55% (1.25%)          n/a     n/a          .78%   (.78%)


       AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

                      Where:  P = a hypothetical initial payment of $1,000;

                              T = average annual total return;

                              n = number of years; and

                            ERV = ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made at the beginning of such period.


       The average annual total return on investments in each of the Advantus Load Funds for the periods indicated ending September 30, 1995, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                 1 Year                                                5 Year
                                                 ------                                                ------
Fund                       Class A               Class B           Class C          Class A            Class B   Class C
----                       -------               -------           -------          -------            -------   ------
Horizon Fund(1)        18.5%     (18.4%)     18.7%     (18.6%)       n/a        14.4%       (14.3%)      n/a        n/a

Spectrum Fund(2)       12.5%     (12.5%)     12.6%     (12.6%)       n/a        10.9%       (10.9%)      n/a        n/a

Mortgage Securities
  Fund(1)               7.9%      (7.7%)      7.7%      (7.7%)       n/a         7.8%        (7.7%)      n/a        n/a

Bond Fund(3)            9.3%      (8.4%)      8.9%      (8.2%)       n/a         8.3%        (7.3%)      n/a        n/a

Cornerstone Fund(4)    18.2%     (17.5%)     18.2%     (17.9%)       n/a         n/a          n/a        n/a        n/a

Enterprise Fund(4)     21.5%     (21.1%)     21.7%     (21.6%)       n/a         n/a          n/a        n/a        n/a

International Fund(4)   2.0%      (1.8%)      n/a        n/a         n/a         n/a          n/a        n/a        n/a





                                          10 Year                                       Since Inception
                                          -------                                       ---------------
Fund                        Class A         Class B   Class C         Class A               Class B                 Class C
----                        -------         -------   ------          -------               -------                 -------
Horizon Fund(1)         11.3%    (11.0%)     n/a      n/a          n/a        n/a       18.4%     (18.3%)      18.4%    (18.3%)

Spectrum Fund(2)         n/a        n/a      n/a      n/a         10.3%     (9.5%)      11.7%     (11.7%)      12.6%    (12.6%)

Mortgage Securities
  Fund(1)                8.4%    (8.2%)      n/a      n/a           n/a       n/a        6.6%      (6.6%)       7.9%     (7.9%)

Bond Fund(3)             n/a        n/a      n/a      n/a          7.8%     (6.7%)       7.1%      (6.3%)       9.3%     (8.8%)

Cornerstone Fund(4)      n/a        n/a      n/a      n/a         15.9%    (15.3%)      16.4%     (16.1%)      20.1%    (19.9%)

Enterprise Fund(4)       n/a        n/a      n/a      n/a         19.6%    (19.5%)      20.2%     (20.0%)      20.4%    (20.3%)

International Fund(4)    n/a        n/a      n/a      n/a           .1%     (-.1%)       n/a          n/a      10.3%    (10.2%)


-----------------


(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.

       CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               ERV-P
                      CTR = ( ------- )100
                 P

        Where:   CTR = Cumulative total return

                 ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

                   P = initial payment of $1,000.


       The cumulative total return on investments in each of the Advantus Load Funds for the period indicated ended September 30, 1995, was a set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.



                                                        Cumulative Total Return
                                                        -----------------------
Fund                                Class A                    Class B                  Class C
----                                -------                    -------                  -------

Horizon Fund(1)                 185.7%    (180.1%)          20.8%     (20.7%)        18.4%     (18.3%)
Spectrum Fund(2)                115.7%    (103.7%)          13.2%     (13.2%)        12.6%     (12.6%)
Mortgage Securities Fund(1)     140.6%    (136.5%)           7.4%      (7.3%)         7.9%      (7.8%)
Bond Fund(3)                     84.5%     (70.9%)           8.0%      (7.0%)         9.2%      (8.8%)
Cornerstone Fund(4)              16.6%     (16.0%)          17.1%     (16.7%)        20.3%     (19.9%)
Enterprise Fund(4)               20.5%     (20.4%)          21.1%     (20.9%)        20.4%     (20.3%)
International Fund(4)              .1%      (-.1%)            n/a        n/a         10.3%     (10.1%)


-------------------

(1) Class A Inception May 3, 1985.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(2) Class A Inception November 16, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(3) Class A Inception August 14, 1987.
    Class B Inception August 19, 1994.
    Class C Inception March 1, 1995.
(4) Class A and Class B Inception September 16, 1994.
    Class C Inception March 1, 1995.


       The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

       Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                    CAPITAL STOCK AND OWNERSHIP OF SHARES

       Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

       Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Load Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares (except for International Fund), and 2 billion authorized shares as Class C shares. The Funds have the following numbers of shares outstanding:


                                                Shares Outstanding at November 30, 1995
                                                ---------------------------------------
 Fund                                         Class A            Class B            Class C
 ----                                         -------            -------            -------
Horizon Fund                                  1,677,746           147,355              5,896
Spectrum Fund                                 3,623,030           255,596             19,844
Mortgage Securities Fund                      2,255,748           139,048             28,629
Money Market Fund                            38,375,420               n/a                n/a
Bond Fund                                     1,499,520           142,164             16,073
Cornerstone Fund                              2,405,125           159,253              6,190
Enterprise Fund                               2,190,055           135,052              5,534
International Fund                            2,949,295               n/a             34,681



       As of November 30, 1995, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:



                                                                 Number of
Name and Address of Shareholder                Shares            Percentage
-------------------------------                ------            ----------
HORIZON FUND
     Minnesota Mutual and affiliates*          478,019               26.1%

SPECTRUM FUND
     Minnesota Mutual and affiliates*          139,294                3.6%

MORTGAGE SECURITIES FUND
     Minnesota Mutual and affiliates*          306,984                12.7%

MONEY MARKET FUND
     Minnesota Mutual and affiliates*       11,588,881                30.2%

BOND FUND
     Minnesota Mutual and affiliates*          377,655                22.8%

CORNERSTONE FUND
     Minnesota Mutual and affiliates*        2,124,793                82.7%

ENTERPRISE FUND
     Minnesota Mutual and affiliates*        2,021,141                86.7%

INTERNATIONAL FUND
     Minnesota Mutual and affiliates*        2,491,979                83.5%


  * 400 Robert Street North, St. Paul, Minnesota 55101.

                             HOW TO BUY SHARES

       The procedures for purchasing shares of the Funds are summarized in the Prospectus following the caption "Purchase of Fund Shares."

       In addition to purchases of shares through insurance agents and employees of Minnesota Mutual who are registered representatives of MIMLIC Sales and who are licensed under applicable state and federal laws, shares may also be purchased in writing as described in the Prospectus through firms which are members of the National Association of Securities Dealers, Inc. and which have selling agreements with MIMLIC Sales.

                  NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus in the text following the headings "Purchase of Fund Shares" and "Sales Charges."

       Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Load Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

       On September 30, 1995, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as follows:


                             HORIZON FUND

CLASS A SHARES


    Net Assets ($36,039,924)
------------------------------ = Net Asset Value Per Share ($20.94)
Shares outstanding (1,721,318)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


          $20.94
          ------ = Public Offering Price Per Share ($22.04)
           .95


CLASS B SHARES


  Net Assets ($2,592,256)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (124,967)    Offering Price Per Share ($20.74)



CLASS C SHARES

   Net Assets ($102,678)
--------------------------- =  Net Asset Value AND Public
 Shares outstanding (4,949)     Offering Price Per Share ($20.75)


                             SPECTRUM FUND

CLASS A SHARES


   Net Assets ($55,624,248)
------------------------------ = Net Asset Value Per Share ($14.79)
Shares outstanding (3,759,787)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


          $14.79
          ------ = Public Offering Price Per Share ($15.57)
           .95


CLASS B SHARES


  Net Assets ($3,131,262)
---------------------------- = Net Asset Value AND Public
Shares outstanding (212,378)    Offering Price Per Share ($14.74)



CLASS C SHARES

  Net Assets ($198,926)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (13,498)     Offering Price Per Share ($14.74)

                           MORTGAGE SECURITIES FUND

CLASS A SHARES


   Net Assets ($25,316,583)
------------------------------ = Net Asset Value Per Share ($10.36)
Shares outstanding (2,444,711)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


          $10.36
          ------ = Public Offering Price Per Share ($10.91)
           .95


CLASS B SHARES


  Net Assets ($1,084,219)
----------------------------- = Net Asset Value AND Public
Shares outstanding (104,594)     Offering Price Per Share ($10.37)



CLASS C SHARES

  Net Assets ($321,331)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (30,995)     Offering Price Per Share ($10.37)


                                BOND FUND

CLASS A SHARES


   Net Assets ($15,315,447)
------------------------------ = Net Asset Value Per Share ($10.24)
Shares outstanding (1,496,326)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


           $10.24
           ------ = Public Offering Price Per Share ($10.78)
            .95


CLASS B SHARES


  Net Assets ($1,141,804)
---------------------------- = Net Asset Value AND Public
Shares outstanding (111,592)    Offering Price Per Share ($10.23)



CLASS C SHARES

  Net Assets ($112,041)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (10,955)     Offering Price Per Share ($10.23)


                               CORNERSTONE FUND

CLASS A SHARES


  Net Assets ($29,519,898)
------------------------------ = Net Asset Value Per Share ($12.96)
Shares outstanding (2,277,462)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:

           $12.96
           ------ = Public Offering Price Per Share ($13.64)
            .95


CLASS B SHARES


  Net Assets ($1,635,392)
---------------------------- = Net Asset Value AND Public
Shares outstanding (126,777)    Offering Price Per Share ($12.90)



CLASS C SHARES

  Net Assets ($46,771)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (3,625)      Offering Price Per Share ($12.90)


                               ENTERPRISE FUND

CLASS A SHARES


   Net Assets ($30,454,200)
------------------------------ = Net Asset Value Per Share ($14.08)
Shares outstanding (2,163,222)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


           $14.08
           ------ = Public Offering Price Per Share ($14.82)
            .95


CLASS B SHARES


  Net Assets ($1,720,378)
---------------------------- = Net Asset Value AND Public
Shares outstanding (123,403)    Offering Price Per Share ($13.94)



CLASS C SHARES

   Net Assets ($70,976)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (5,092)      Offering Price Per Share ($13.94)


                             INTERNATIONAL FUND

CLASS A SHARES


   Net Assets ($30,948,777)
------------------------------ = Net Asset Value Per Share ($10.79)
Shares outstanding (2,868,246)


       To obtain the maximum public offering price per share, the Fund's 5% sales charge must be added to the net asset value obtained above:


           $10.79
           ------ = Public Offering Price Per Share ($11.36)
            .95



CLASS C SHARES

   Net Assets ($329,813)
--------------------------- =  Net Asset Value AND Public
Shares outstanding (30,622)      Offering Price Per Share ($10.77)


                         REDUCED SALES CHARGES

       Special purchase plans are enumerated in the text of each Fund's Prospectus immediately following the caption "Special Purchase Plans" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

       The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Load Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify MIMLIC Sales, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

       The applicable sales charge is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with MIMLIC Sales a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $50,000 of shares in one of the Funds (except Money Market Fund) within that time. The 13-month period is measured from the date the Letter of Intent is approved by MIMLIC Sales, or at the purchaser's option, it may be made retroactive 90 days, in which case MIMLIC Sales will make appropriate adjustments on purchases during the 90-day period.

       In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Load Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Load Funds may also be included in the purchases during the 13-month period.

       The Letter of Intent includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. In the case of Class A shares, this is accomplished by holding 5% of the investor's initial purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to MIMLIC Sales an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to MIMLIC Sales on a timely basis, MIMLIC Sales will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. In the case of Class B shares, if the investor fails to purchase shares in the amount indicated, the contingent deferred sales charge applicable to purchased Class B shares will be calculated without regard to the Letter of Intent. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

       With respect to each of the Advantus Load Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

PURCHASES OF CLASS A SHARES BY CERTAIN PERSONS AFFILIATED WITH THE FUND, ADVANTUS CAPITAL MIMLIC MANAGEMENT, TEMPLETON COUNSEL, MIMLIC SALES, MINNESOTA MUTUAL, OR ANY OF MINNESOTA MUTUAL'S OTHER AFFILIATED COMPANIES


       Directors and officers of Advantus Capital, MIMLIC Management, Templeton Counsel (with respect to International Fund only), MIMLIC Sales, the Funds, Minnesota Mutual, or any of Minnesota Mutual's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendents of such persons, Minnesota Mutual and its affiliates themselves, advisory clients of Advantus Capital or MIMLIC Management, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with MIMLIC Sales, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Load Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.


                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

       A shareholder's investment is automatically credited to an open account maintained for the shareholder by Minnesota Mutual. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year Minnesota Mutual sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

       The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

       The costs of maintaining the open account system are paid by Advantus Capital in the case of the Advantus Load Funds. The costs of maintaining the open account system for Money Market Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC INVESTMENT PLAN

       Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Systematic Investment Plan".

       The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Load Funds, to employ the principle of dollar cost averaging, described below.

       By acquiring Fund shares on a regular basis pursuant to a Systematic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

       A Plan may be opened by indicating your intention to invest $25 or more monthly for at least one year. You will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

       An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs MIMLIC Sales in writing to pay them in cash. MIMLIC Sales reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

       This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan" shall apply. The Plan may be terminated by MIMLIC Sales or the shareholder at any time upon reasonable notice.

AUTOMATIC INVESTMENT PLAN

       Each Fund offers an Automatic Investment Plan, which allows you to automatically invest a specified amount in the Fund each month.

       Shares of the respective Fund may be purchased through pre-authorized bank drafts. With the cooperation of your bank, you may authorize MIMLIC Sales to make a withdrawal from your checking account on the 1st or 15th day of each month in the amount you specify to purchase shares of the Fund at the public offering price next determined after receipt of the proceeds from your bank draft. A minimum initial investment of $25 is required, and the minimum subsequent monthly investment under this plan is $25.

       You may discontinue your Automatic Investment Plan at any time. Further information about the plans is available from MIMLIC Sales or your MIMLIC Sales representative.

GROUP PURCHASES

       An individual who is a member of a qualified group may also purchase shares of the Funds (except Money Market Fund) at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

       A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable MIMLIC Sales to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of MIMLIC Sales, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to MIMLIC Sales, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

RETIREMENT PLANS OFFERING TAX BENEFITS

       The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

       The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from MIMLIC Sales.

       An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects, including changes made by the Tax Reform Act of 1986.

SYSTEMATIC WITHDRAWAL PLANS

       An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from MIMLIC Sales.

       A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

       All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

       Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value. In addition, withdrawal payments attributable to the redemption of Class B shares may be subject to a contingent deferred sales charge. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and MIMLIC Sales make no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

       Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of

Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

EXCHANGE AND TELEPHONE TRANSFER PRIVILEGE

       The exchange and telephone transfer privileges available in connection with the Funds, the procedures for effecting such transactions and a description of the applicable charges, are described in each Fund's Prospectus in the text following the caption "Exchange and Telephone Transfer of Fund Shares."

       Telephone transfers and other exchanges may be made only between already open Fund accounts having identical registrations.

                                  REDEMPTIONS

       The procedures for redemption of Fund shares, and the charges applicable to redemptions of Class B shares, are summarized in the Prospectus in the text following the caption "Redemption of Fund Shares."


       Class B shares are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. See "Sales Charges-Class B Shares" and "Redemption of Fund Shares" in the Prospectus.


       The obligation of each of the Funds to redeem its shares when called upon to do so by the shareholder is mandatory with the following exceptions.

       Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

       Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

REINSTATEMENT PRIVILEGE

       The Prospectus for each of the Advantus Load Funds describes redeeming shareholders' reinstatement privileges in the text following the caption "Reinstatement Privilege." Written notice from persons wishing to exercise this reinstatement privilege must be received by MIMLIC Sales within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

       See "Taxes" in the Prospectus for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Taxes" in the Prospectus regarding the taxation of capital gains.

                       DISTRIBUTIONS AND TAX STATUS

GENERALLY


       The tax status of the Funds and the distributions which they may make are summarized in the text of the Prospectus following the caption "Taxes." During the fiscal year ended September 30, 1995, each Fund fulfilled, and each Fund intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Funds will not be liable for federal income taxes to the extent they distribute their taxable income to their shareholders.

INTERNATIONAL FUND

       Except for the transactions the Fund has identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

       Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by the Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

       It is expected that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the requirement under the Code that a regulated investment company derive at least 90% of its gross income from dividends interest, gains from the sale or disposition of securities, or otherwise from the business of investing in securities. Moreover, in connection with the Code requirement that a regulated investment company must derive less than 30% of its gross income from gains on the sale or disposition of stock, securities, or (in certain cases) forward contracts or foreign currencies held less than three months, the Fund may be required to defer the closing out of forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is expected that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

       Any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income gain or loss. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

       Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

ALL FUNDS

       Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

       The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                             FINANCIAL STATEMENTS


       Financial statements for the Funds are presented in Appendix D. These financial statements have been audited by KPMG Peat Marwick LLP, independent auditors. The accompanying financial statements are for year ended
September 30, 1995.

                                     APPENDIX A

                           MORTGAGE-RELATED SECURITIES

       Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

       Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

       All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

       Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

       The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

       As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

       Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                APPENDIX B

                   BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

    Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard & Poor's Corporation describes its five highest ratings for corporate bonds and mortgage-related securities as follows:

              AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

              AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

              BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

       Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

       The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

              Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                  APPENDIX C

                              FUTURES CONTRACTS


USE OF FUTURES CONTRACTS

       Prices of debt securities may be established in both the cash market and the futures market. In the cash market, debt securities are purchased and sold with payment for the full purchase price being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a debt security in the future for a set price on a certain date. Historically, prices established in the futures markets have tended to move generally and in the aggregate in concert with cash market prices and have maintained fairly predictable relationships. The Fund may use interest rate futures solely as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Fund currently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS

       A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. See

"Risks of Futures Contracts", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

       A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. The Fund may invest in interest rate futures contracts covering the financial instruments referred to above as well as in new types of such contracts that become available in the future. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" below.

       Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.
The Fund will pay a commission on each contract, including offsetting transactions. In addition, the Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Fund will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Fund entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Fund can withdraw amounts from this account in excess of the initial margin payments, and it is the Fund's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Fund will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Fund has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Fund, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. the next day, the futures commission merchant must notify the Fund of its entitlement to receive a variation margin payment from the margin account, and the Fund will promptly demand payment of such amount.

       When purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position. These earmarked assets will be used to cover the Fund's obligation and will not be used to support any other transaction into which the Fund may enter.

RISKS IN FUTURES CONTRACTS

       One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by MIMLIC Management may still not result in a successful transaction.

       Another risk is that the Fund's investment adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

       A third risk in using interest rates futures contracts is the possibility that the value of such futures contracts will not vary in direct proportion to the value of the Fund's portfolio securities. Such deviations may result in the failure of the closing of futures transactions to completely offset decreases in the prices of debt securities in the Fund's portfolio or increases in the prices of debt securities which the Fund may wish to purchase.

       In addition, although the Fund will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Fund will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Fund will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

EXAMPLE OF FUTURES CONTRACT SALE

       The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

       In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

       The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

       The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

       For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

       Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

       The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

       In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

       The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

       Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities

("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                      APPENDIX D - FINANCIAL STATEMENTS


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
COMMON STOCKS (97.2%)
  CAPITAL GOODS (6.4%)
    Machinery (6.4%)
    19,300     Elsag Bailey Process Automation (b)(c).................    $  629,663
    16,988     General Electric Company...............................     1,082,985
    13,400     Kaydon Corporation.....................................       395,300
     8,985     York International Corp................................       378,493
                                                                          ----------
                                                                           2,486,441
                                                                          ----------
  CONSUMER GOODS AND SERVICES (53.1%)
    Consumer Goods (24.0%)
     8,322     Colgate-Palmolive Company..............................       554,453
    30,381     Columbia/HCA Healthcare Corporation....................     1,477,275
    22,120     Fisher Scientific International Inc....................       716,135
    26,400     Idexx Laboratories Inc (b).............................       983,400
     7,000     Medtronic Inc..........................................       376,250
    11,941     Pepsico, Inc...........................................       608,991
    16,200     Pfizer Inc.............................................       864,675
    11,100     Procter & Gamble Company...............................       854,700
    43,800     Pyxis Corporation (b)..................................       848,625
    10,500     Teva Pharmaceutical Industries ADR (c).................       379,313
    17,400     United Health Care.....................................       850,425
    31,397     Value Health Incorporated (b)..........................       832,021
                                                                          ----------
                                                                           9,346,263
                                                                          ----------

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CONSUMER GOODS AND SERVICES--CONTINUED
    Consumer Services (10.4%)
    21,800     Carmike Cinemas Inc (b)................................    $  479,600
    19,347     CUC International Inc (b)..............................       674,727
    30,800     Gartner (b)............................................     1,008,699
    11,400     GTECH Holdings Corporation (b).........................       343,425
    16,000     International House of Pancakes (b)....................       420,000
    12,800     Lone Star Steakhouse & Saloon, Inc (b).................       524,800
    19,370     Manpower...............................................       561,730
                                                                          ----------
                                                                           4,012,981
                                                                          ----------
    Retail (14.8%)
    14,600     Barnes & Noble Inc (b).................................       558,450
    35,620     Borders Group Incorporated (b).........................       609,993
    33,000     BT Office Products International (b)...................       433,125
    44,200     Casey's General Stores Inc.............................     1,000,025
    29,700     Home Depot Inc.........................................     1,184,288
     8,200     Kohl's Inc (b).........................................       425,375
    40,782     Office Depot, Inc (b)..................................     1,228,557
    20,600     Orchard Supply Hardware (b)............................       298,700
                                                                          ----------
                                                                           5,738,513
                                                                          ----------
    Consumer Cyclicals (3.9%)
    12,295     Exide Corporation......................................       614,750

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  CONSUMER GOODS AND SERVICES--CONTINUED
    27,100     Tommy Hilfiger Corporation (b).........................    $  880,750
                                                                          ----------
                                                                           1,495,500
                                                                          ----------
  CREDIT SENSITIVE (13.3%)
    Finance (10.6%)
     6,552     American International Group, Inc......................       556,920
     7,600     First Data Corp........................................       471,200
    11,000     First Financial Management.............................     1,073,874
     6,205     First Union Corporation................................       316,455
     9,000     MGIC Investment Corporation............................       515,250
    11,350     Norwest Corporation....................................       371,713
    45,200     Roosevelt Financial Group, Inc.........................       796,650
                                                                          ----------
                                                                           4,102,062
                                                                          ----------
    Utilities (2.7%)
    11,600     AT&T Corporation.......................................       762,700
     8,175     Florida Progress Corporation...........................       264,666
                                                                          ----------
                                                                           1,027,366
                                                                          ----------
  INTERMEDIATE GOODS AND SERVICES (8.3%)
    Energy (2.6%)
     4,450     Amoco Corporation......................................       285,356
     3,800     Mobil Corporation......................................       378,575
                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
     2,860     Royal Dutch Petroleum ADR (c)..........................    $  351,065
                                                                          ----------
                                                                           1,014,996
                                                                          ----------
    Materials (3.1%)
     9,530     Albany International Corp..............................       222,764
    12,000     Lubrizol Corporation...................................       391,500
    19,173     McWhorter Technology Inc (b)...........................       294,785
     7,240     Valspar Corporation....................................       276,930
                                                                          ----------
                                                                           1,185,979
                                                                          ----------
    Transportation (2.6%)
    28,700     American Freightways (b)...............................       430,500
     3,800     Fritz Companies (b)....................................       280,013
     3,940     Norfolk Southern Corporation...........................       294,515
                                                                          ----------
                                                                           1,005,028
                                                                          ----------
  TECHNOLOGY (16.1%)
    23,324     Computer Associates International......................       985,439
    19,100     Danka Business Systems PLC (c).........................       687,600
    17,300     DSC Communications (b).................................     1,025,024
    13,100     EMC Corporation (b)....................................       237,438
    13,200     Informix Corporation (b)...............................       429,000
    15,300     Integrated Device Technology, Inc (b)..................       382,500

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  TECHNOLOGY--CONTINUED
     6,300     Intel..................................................    $  378,788
    19,150     Oracle Corporation (b).................................       734,881
    12,700     Worldcom, Incorporated (b).............................       407,988
     3,200     Xerox Corporation......................................       430,000
                                                                            MARKET
  SHARES                                                                   VALUE(A)
----------                                                                ----------
  TECHNOLOGY--CONTINUED
    11,400     3 Com (b)..............................................    $  518,700
                                                                          ----------
                                                                           6,217,358
                                                                          ----------
  Total common stocks
  (cost: $25,233,341).................................................    37,632,487
                                                                          ----------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (3.2%)
$  200,000     U.S. Treasury Bill.....................................    5.55%-5.57%      10/12/95         199,630
 1,050,000     U.S. Treasury Bill.....................................    5.33%-5.48%      12/07/95       1,039,294
                                                                                                        -----------
               Total short-term securities (cost: $1,239,237)......................................       1,238,924
                                                                                                        -----------
               Total investments in securities (cost: $26,472,578)(d)..............................     $38,871,411
                                                                                                        -----------
                                                                                                        -----------

Notes to Investments in Securities
(a)  Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held 5.3% of net assets in foreign securities as of September 30,
     1995.
(d)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $26,473,722.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:
           Gross unrealized appreciation.......................................................................    $ 13,036,527
           Gross unrealized depreciation.......................................................................        (638,838)
                                                                                                                   ------------
           Net unrealized appreciation.........................................................................    $ 12,397,689
                                                                                                                   ------------
                                                                                                                   ------------

                                                           ADVANTUS HORIZON FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,472,578)................................  $ 38,871,411
Cash in bank on demand deposit..................................................       113,601
Receivable for Fund shares sold.................................................         1,661
Dividends receivable............................................................        23,624
                                                                                  ------------
    Total assets................................................................    39,010,297
                                                                                  ------------
                                         LIABILITIES
Payable for investment securities purchased.....................................       142,727
Payable for Fund shares repurchased.............................................        85,991
Payable to Adviser..............................................................        46,721
                                                                                  ------------
    Total liabilities...........................................................       275,439
                                                                                  ------------
Net assets applicable to outstanding capital stock..............................  $ 38,734,858
                                                                                  ------------
                                                                                  ------------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $     18,512
  Additional paid-in capital....................................................    23,992,248
  Accumulated net realized gains from investments...............................     2,325,265
  Unrealized appreciation of investments........................................    12,398,833
                                                                                  ------------
    Total--representing net assets applicable to outstanding capital stock......  $ 38,734,858
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class A Shares.............................  $ 36,039,924
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class B Shares.............................  $  2,592,256
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class C Shares.............................  $    102,678
                                                                                  ------------
                                                                                  ------------
Shares outstanding and net asset value per share
  Class A--Shares outstanding 1,721,318.........................................  $      20.94
                                                                                  ------------
                                                                                  ------------
  Class B--Shares outstanding 124,967...........................................  $      20.74
                                                                                  ------------
                                                                                  ------------
  Class C--Shares outstanding 4,949.............................................  $      20.75
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest......................................................................  $   134,983
  Dividends.....................................................................      298,862
                                                                                  -----------
    Total investment income.....................................................      433,845
                                                                                  -----------
Expenses (note 4):
  Investment advisory fee.......................................................      276,972
  Distribution fees--Class A....................................................      100,294
  Distribution fees--Class B....................................................       11,637
  Distribution fees--Class C....................................................          270
  Administrative services fee...................................................       38,600
  Custodian fees................................................................        7,535
  Auditing and accounting services..............................................       19,000
  Legal fees....................................................................        5,972
  Directors' fees...............................................................          770
  Registration fees.............................................................       40,126
  Printing and shareholder reports..............................................       28,452
  Insurance.....................................................................        5,900
  Other.........................................................................       17,022
                                                                                  -----------
    Total expenses..............................................................      552,550
  Less fees and expenses waived or absorbed:
    Class A distribution fees...................................................      (50,147)
    Other fund expenses.........................................................       (2,814)
                                                                                  -----------
    Total fees and expenses waived or absorbed..................................      (52,961)
                                                                                  -----------
    Total net expenses..........................................................      499,589
                                                                                  -----------
    Investment loss--net........................................................      (65,744)
                                                                                  -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)....................................    2,609,672
  Net change in unrealized appreciation or depreciation on investments..........    5,347,200
                                                                                  -----------
    Net gains on investments....................................................    7,956,872
                                                                                  -----------
Net increase in net assets resulting from operations............................  $ 7,891,128
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                              PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                            1995           1994
                                                                        ------------   ------------
Operations:
  Investment loss--net................................................  $    (65,744)  $     (3,911)
  Net realized gains on investments...................................     2,609,672        736,521
  Net change in unrealized appreciation or depreciation of
   investments........................................................     5,347,200       (290,620)
                                                                        ------------   ------------
    Increase in net assets resulting from operations..................     7,891,128        441,990
                                                                        ------------   ------------
Distributions to shareholders from net realized gains on investments:
    Class A...........................................................      (981,881)      (940,050)
    Class B...........................................................       (16,148)       --
                                                                        ------------   ------------
    Total distributions...............................................      (998,029)      (940,050)
                                                                        ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................................     3,817,143      4,972,723
    Class B...........................................................     2,211,285         96,045
    Class C...........................................................        96,617        --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................       973,291        917,268
    Class B...........................................................        16,148        --
  Payments for redemption of shares:
    Class A...........................................................    (6,723,485)    (4,018,515)
    Class B...........................................................       (32,497)           (10)
    Class C...........................................................        (1,043)       --
                                                                        ------------   ------------
    Increase in net assets from capital share transactions............       357,459      1,967,511
                                                                        ------------   ------------
    Total increase in net assets......................................     7,250,558      1,469,451
Net assets at beginning of period.....................................    31,484,300     30,014,849
                                                                        ------------   ------------
Net assets at end of period...........................................  $ 38,734,858   $ 31,484,300
                                                                        ------------   ------------
                                                                        ------------   ------------

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Horizon Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Investors Fund I, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $65,744.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $15,322,690 and $15,105,744, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC

Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .15 percent. MIMLIC Sales waived Class A distribution fees in the amount of $50,147 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,450 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $2,814 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $125,141.

    As of September 30, 1995, Minnesota Mutual Life and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES    PERCENTAGE OWNED
                                                                              ------------------  -------------------
Class A.....................................................................         535,417               31.1%
Class B.....................................................................           3,025                2.4%
Class C.....................................................................             569               11.5%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,588.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                                        CLASS A                CLASS B           CLASS C
                                                                 ----------------------  --------------------  -----------
                                                                    1995        1994       1995       1994        1995
                                                                 ----------  ----------  ---------  ---------  -----------
Sold...........................................................     209,657     290,469    119,911      5,594       5,001
Issued for reinvested distributions............................      59,591      53,235      1,084     --          --
Redeemed.......................................................    (358,505)   (234,962)    (1,621)        (1)        (52)
                                                                 ----------  ----------  ---------  ---------       -----
                                                                    (89,257)    108,742    119,374      5,593       4,949
                                                                 ----------  ----------  ---------  ---------       -----
                                                                 ----------  ----------  ---------  ---------       -----

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                         CLASS A
                                ---------------------------------------------------------
                                              PERIOD FROM
                                              NOVEMBER 1,
                                YEAR ENDED      1993 TO          YEAR ENDED OCTOBER 31,
                                 SEPTEMBER     SEPTEMBER        -------------------------
                                 30, 1995      30, 1994          1993      1992     1991
                                -----------   -----------       -------   ------   ------
Net asset value, beginning of
  period......................    $ 17.34       $ 17.64         $ 16.73   $15.65   $11.41
                                -----------   -----------       -------   ------   ------
Income from investment
  operations:
  Net investment income
   (loss).....................       (.03)           --             .05      .10      .17
  Net gains or losses on
   securities (both realized
   and unrealized)............       4.17           .25            1.20     1.47     4.25
                                -----------   -----------       -------   ------   ------
    Total from investment
     operations...............       4.14           .25            1.25     1.57     4.42
                                -----------   -----------       -------   ------   ------
Less distributions:
  Dividends from net
   investment income..........         --            --            (.05)    (.12)    (.18)
  Distributions from capital
   gains......................       (.54)         (.55)           (.29)    (.37)      --
                                -----------   -----------       -------   ------   ------
    Total distributions.......       (.54)         (.55)           (.34)    (.49)    (.18)
                                -----------   -----------       -------   ------   ------
Net asset value, end of
  period......................    $ 20.94       $ 17.34         $ 17.64   $16.73   $15.65
                                -----------   -----------       -------   ------   ------
                                -----------   -----------       -------   ------   ------
Total return (b)..............      24.8%          1.4%(c)         7.6%    10.3%    38.9%
Net assets, end of period (in
  thousands)..................    $36,040       $31,387         $30,015   $24,919  $17,608
Ratio of expenses to average
  daily net assets (g)........      1.41%         1.43%(f)        1.31%    1.40%    1.36%
Ratio of net investment income
  (loss) to average daily net
  assets (g)..................     (.15)%        (.01)%(f)         .27%     .61%    1.20%
Portfolio turnover rate
  (excluding short-term
  securities).................      46.8%         43.5%           47.0%    20.6%    16.9%

----------
(a)   Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f)   Adjusted to an annual basis.
(g) The Fund's Adviser and Distributor voluntarily waived or absorbed $52,961, $51,147, $48,807, $32,341 and $22,098 in expenses for the year ended
      September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.57%, 1.61%, 1.49%, 1.55% and 1.54%, respectively, and the ratio of net investment income to average daily net assets would have been (.31)%, (.19)%, .09%, .46% and 1.02%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25% and the ratio of net investment loss to average daily net assets would have been (1.05)% for the year ended September 30, 1995. If Class C Shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.25% and the ratio of net investment loss to average daily net assets would have been (1.13)% for the period from March 1, 1995 to September 30, 1995.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                          CLASS B                  CLASS C
                                ----------------------------   ---------------
                                                 PERIOD FROM     PERIOD FROM
                                                 AUGUST 19,       MARCH 1,
                                YEAR ENDED       1994(A) TO      1995(A) TO
                                 SEPTEMBER        SEPTEMBER     SEPTEMBER 30,
                                 30, 1995         30, 1994          1995
                                -----------      -----------   ---------------
Net asset value, beginning of
  period......................    $ 17.33          $ 17.11           $ 17.52
                                -----------      -----------   ---------------
Income from investment
  operations:
  Net investment income
   (loss).....................      (0.10)            (.01)             (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............       4.05              .23              3.29
                                -----------      -----------   ---------------
    Total from investment
     operations...............       3.95              .22              3.23
                                -----------      -----------   ---------------
Less distributions:
  Dividends from net
   investment income..........         --               --                --
  Distributions from capital
   gains......................       (.54)              --                --
                                -----------      -----------   ---------------
    Total distributions.......       (.54)              --                --
                                -----------      -----------   ---------------
Net asset value, end of
  period......................    $ 20.74          $ 17.33           $ 20.75
                                -----------      -----------   ---------------
                                -----------      -----------   ---------------
Total return (b)..............      23.7%             1.3%(d)          18.4%(e)
Net assets, end of period (in
  thousands)..................     $2,592              $97              $103
Ratio of expenses to average
  daily net assets (g)........      2.24%             .30%(h)          2.24%(f)
Ratio of net investment income
  (loss) to average daily net
  assets (g)..................    (1.05)%           (.13)%(h)        (1.13)%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................      46.8%            43.5%             46.8%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Spectrum Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Spectrum Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995
(Percentages of each category relate to total net assets.)

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
COMMON STOCKS (56.1%)
  CAPITAL GOODS (5.9%)
    Machinery (5.9%)
      21,248   Case Corporation.......................................  $     780,864
      16,626   General Electric Company...............................      1,059,908
       5,640   Kaydon Corporation.....................................        166,380
      21,700   Sensormatic Electronics Corporation....................        499,100
       6,600   United Waste Systems, Inc. (b).........................        275,550
      16,686   York International Corp. ..............................        702,898
                                                                        -------------
                                                                            3,484,700
                                                                        -------------
  CONSUMER GOODS AND SERVICES (20.6%)
    Consumer Goods (11.8%)
       9,921   Colgate-Palmolive Company..............................        660,987
      21,627   Columbia/HCA Healthcare Corporation....................      1,051,613
      11,540   Fisher Scientific International Inc. ..................        373,607
      16,600   Gillette Company.......................................        790,575
      14,104   Pepsico, Inc. .........................................        719,304
      20,820   Pfizer Inc. ...........................................      1,111,267
       9,895   Procter & Gamble Company...............................        761,915
      28,800   Pyxis Corporation (b)..................................        558,000
      10,200   Teva Pharmaceutical Industries ADR (c).................        368,475
      20,400   Value Health Incorporated (b)..........................        540,600
                                                                        -------------
                                                                            6,936,343
                                                                        -------------
    Consumer Services (2.5%)
      13,833   CUC International Inc. (b).............................        482,426

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  CONSUMER GOODS AND SERVICES--CONTINUED
      11,569   GTECH Holdings Corporation (b).........................  $     348,516
      23,118   Manpower...............................................        670,422
                                                                        -------------
                                                                            1,501,364
                                                                        -------------
    Retail (4.8%)
      17,200   Heilig-Meyers Corporation..............................        399,900
      18,520   Home Depot Inc. .......................................        738,485
      11,800   Kohl's Inc. (b)........................................        612,125
      20,976   Office Depot, Inc. (b).................................        631,902
      11,900   Sears, Roebuck and Co. ................................        438,812
                                                                        -------------
                                                                            2,821,224
                                                                        -------------
    Consumer Cyclicals (1.5%)
      11,289   Exide Corporation......................................        564,450
       9,000   Tommy Hilfiger Corporation (b).........................        292,500
                                                                        -------------
                                                                              856,950
                                                                        -------------
  CREDIT SENSITIVE (11.3%)
    Finance (10.1%)
      16,300   American Express Company...............................        723,313
       9,167   American International Group, Inc......................        779,195
      10,650   Federal Home Loan Mortgage Corporation.................        736,181
      10,110   First Data Corp. ......................................        626,820
       8,300   First Financial Management.............................        810,288
      11,400   MBIA Inc. .............................................        803,700
      13,200   MGIC Investment Corporation............................        755,700
      23,300   Norwest Corporation....................................        763,075
                                                                        -------------
                                                                            5,998,272
                                                                        -------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  CREDIT SENSITIVE--CONTINUED
    Utilities (1.2%)
       7,255   Florida Progress Corporation...........................  $     234,880
      12,100   New England Electric System............................        447,700
                                                                        -------------
                                                                              682,580
                                                                        -------------
  INTERMEDIATE GOODS AND SERVICES (18.3%)
    Energy (3.3%)
       5,350   Amoco Corporation......................................        343,069
      11,100   Columbia Gas System, Inc. (b)..........................        428,738
       5,330   Mobil Corporation......................................        531,001
       5,130   Royal Dutch Petroleum ADR (c)..........................        629,708
                                                                        -------------
                                                                            1,932,516
                                                                        -------------
    Materials (3.1%)
       6,500   Dow Chemical Company...................................        484,250
      16,190   Lubrizol Corporation...................................        528,199
      30,700   Praxair Inc. ..........................................        821,225
                                                                        -------------
                                                                            1,833,674
                                                                        -------------
    Transportation (1.9%)
       5,200   Fritz Companies (b)....................................        383,175
      14,200   Landstar System, Inc. (b)..............................        342,575
       5,315   Norfolk Southern Corporation...........................        397,296
                                                                        -------------
                                                                            1,123,046
                                                                        -------------
                                                                           MARKET
   SHARES                                                                 VALUE(A)
------------                                                            -------------
  TECHNOLOGY (10.0%)
       1,200   C-Cube Microsystems Incorporated (b)...................  $      54,900
      18,858   Computer Associates International......................        796,751
      21,100   Danka Business Systems PLC (c).........................        759,600
       8,760   DSC Communications (b).................................        519,030
      27,200   EMC Corporation (b)....................................        493,000
      18,100   Equifax Incorporated...................................        757,937
       8,900   Fore Systems Inc. (b)..................................        329,300
      14,940   Informix Corporation (b)...............................        485,550
       8,113   Intel..................................................        487,794
      13,265   Oracle Corporation (b).................................        509,044
      10,000   Worldcom, Incorporated (b).............................        321,250
       8,100   3 Com (b)..............................................        368,550
                                                                        -------------
                                                                            5,882,706
                                                                        -------------
               Total common stocks (cost: $27,681,596)................     33,053,375
                                                                        -------------

              See accompanying notes to investments in securities.

ADVANTUS SPECTRUM FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
LONG-TERM DEBT SECURITIES (40.3%)
  GOVERNMENT OBLIGATIONS (21.5%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (18.6%)
      U.S. Treasury (10.6%)
$  1,300,000   U.S. Treasury Bond.....................................        12.000%    08/15/13   $  1,918,313
   1,050,000   U.S. Treasury Bond.....................................         8.000%    11/15/21      1,222,920
   1,250,000   U.S. Treasury Note.....................................        10.750%    08/15/05      1,655,076
     600,000   U.S. Treasury Note.....................................         8.875%    11/15/98        649,500
     750,000   U.S. Treasury Note.....................................         7.750%    11/30/99        797,344
                                                                                                    ------------
                                                                                                       6,243,153
                                                                                                    ------------
      Government National Mortgage Association (4.0%)
     453,606   .......................................................         7.500%    10/15/23        457,697
     711,738   .......................................................         8.000%    08/15/24        731,196
     488,959   .......................................................         6.500%    11/15/23        472,251
     229,263   .......................................................         7.500%    02/15/24        231,214
     480,033   .......................................................         7.500%    06/15/24        484,117
                                                                                                    ------------
                                                                                                       2,376,475
                                                                                                    ------------
      Other U.S. Government Agencies (3.9%)
      71,609   Federal National Mortgage Association Principal only
                PAC (d)...............................................         7.000%    07/25/22         71,132
     500,000   Federal Home Loan Mortgage.............................         7.030%    04/05/04        503,168
   1,250,000   Federal Home Loan Bank.................................         7.270%    10/17/97      1,250,651
     500,000   Federal Farm Credit....................................         6.960%    06/06/00        502,102
                                                                                                    ------------
                                                                                                       2,327,053
                                                                                                    ------------
  OTHER GOVERNMENT OBLIGATIONS (1.3%)
     800,000   Quebec Province of Canada (c)..........................         7.500%    07/15/23        789,744
                                                                                                    ------------
  STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.6%)
     924,000   Wyoming Community Development Authority................         6.850%    06/01/10        910,140
                                                                                                    ------------
               Total government obligations (cost: $12,487,571)..................................     12,646,565
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                          ADVANTUS SPECTRUM FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
  CORPORATE OBLIGATIONS (18.8%)
    CAPITAL GOODS (2.4%)
      Machinery (1.4%)
$    750,000   Joy Technologies Incorporated..........................        10.250%    09/01/03   $    840,000
                                                                                                    ------------
      Paper and Forest Products (1.0%)
     500,000   Bowater Incorporated...................................         9.000%    08/01/09        584,452
                                                                                                    ------------
    CONSUMER CYCLICAL (.9%)
      Automotive (.9%)
     500,000   Chrysler Corporation...................................        10.950%    08/01/17        559,019
                                                                                                    ------------
    CONSUMER STAPLES (5.1%)
      Drugs (1.4%)
     850,000   American Home Products.................................         6.500%    10/15/02        845,716
                                                                                                    ------------
      Entertainment (.9%)
     500,000   Royal Caribbean Cruises Limited Notes..................         8.250%    04/01/05        528,990
                                                                                                    ------------
      Food (.6%)
     342,857   General Mills Inc. ....................................         6.235%    03/15/97        344,354
                                                                                                    ------------
      Media (2.2%)
     500,000   News Corporation Limited...............................         7.750%    01/20/24        487,865
     750,000   Time Warner Incorporated...............................         9.150%    02/01/23        811,916
                                                                                                    ------------
                                                                                                       1,299,781
                                                                                                    ------------
    ENERGY (1.8%)
      Natural Gas Distribution (1.8%)
   1,000,000   Consolidated Natural Gas...............................         8.750%    06/01/99      1,076,743
                                                                                                    ------------
    FINANCIAL (5.5%)
      Consumer Finance (4.3%)
     900,000   Associates Corp of North America.......................         6.750%    10/15/99        910,148
     250,000   Ford Motor Credit (e)..................................         5.340%    03/18/99        246,092
     600,000   Ford Motor Credit......................................         5.625%    12/15/98        587,886
     500,000   GMAC...................................................         5.500%    12/15/01        467,625
     300,000   Standard Credit Card Master Trust Series 95-5 A (e)....         6.340%    05/08/00        300,188
                                                                                                    ------------
                                                                                                       2,511,939
                                                                                                    ------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
 PRINCIPAL                                                                                            VALUE(A)
------------                                                                                        ------------
      Real Estate (1.2%)
$    500,000   Property Trust of America..............................         7.500%    02/15/14   $    473,850
     250,000   Security Capital Industrial Trust Notes................         7.875%    05/15/09        253,528
                                                                                                    ------------
                                                                                                         727,378
                                                                                                    ------------
    UTILITIES (.9%)
      Electric (.9%)
     500,000   Commonwealth Edison....................................         8.250%    12/01/07        511,327
                                                                                                    ------------
    TRANSPORTATION (2.2%)
      Trucking (.9%)
     500,000   Consolidated Freightways (f)...........................         7.350%    06/01/05        499,672
                                                                                                    ------------
      Water Transportation (1.3%)
     750,000   Overseas Shipholders...................................         8.750%    12/01/13        780,510
                                                                                                    ------------
               Total corporate obligations (cost: $10,931,682)...................................     11,109,881
                                                                                                    ------------
               Total long-term debt securities (cost: $23,419,253)...............................     23,756,446
                                                                                                    ------------
SHORT-TERM SECURITIES (3.5%)
     650,000   Federal National Mortgage Association Discount Note....          5.79%    12/15/95        642,048
     100,000   U.S. Treasury Bill.....................................          5.46%    11/16/95         99,289
     100,000   U.S. Treasury Bill.....................................          5.44%    12/07/95         98,982
   1,200,000   Public Service Electric & Gas CP.......................          5.88%    10/26/95      1,194,825
                                                                                                    ------------
               Total short-term securities (cost: $2,035,644)....................................      2,035,144
                                                                                                    ------------
               Total investments in securities (cost: $53,136,493) (g)...........................   $ 58,844,965
                                                                                                    ------------
                                                                                                    ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 4.3% of net assets in foreign securities as of September 30, 1995.
(d) Represents a debt security that entitles holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slower (more rapid) than expected rate of principal repayments may have an adverse (positive) effect on yield to matury. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(e) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at September 30, 1995.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, the value of these securities amounted to $499,672 or .8% of net assets.
(g) At September 30, 1995 the cost of securities for federal income tax purposes was $53,198,742. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $6,295,678
     Gross unrealized depreciation.....................    (649,455)
                                                         ----------
     Net unrealized appreciation.......................  $5,646,223
                                                         ----------
                                                         ----------

                                                          ADVANTUS SPECTRUM FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                           ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $53,136,493)................................  $58,844,965
Cash in bank on demand deposit..................................................      711,885
Receivable for Fund shares sold.................................................      125,583
Receivable for investment securities sold.......................................      321,204
Accrued interest and dividends receivable.......................................      501,698
                                                                                  -----------
    Total assets................................................................   60,505,335
                                                                                  -----------
                                         LIABILITIES
Payable for investment securities purchased.....................................    1,312,320
Payable for Fund shares repurchased.............................................      169,648
Payable to Adviser..............................................................       68,931
                                                                                  -----------
    Total liabilities...........................................................    1,550,899
                                                                                  -----------
Net assets applicable to outstanding capital stock..............................  $58,954,436
                                                                                  -----------
                                                                                  -----------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $    39,857
  Additional paid-in capital....................................................   50,213,775
  Undistributed net investment income...........................................       13,258
  Accumulated net realized gains from investments...............................    2,979,074
  Unrealized appreciation of investments........................................    5,708,472
                                                                                  -----------
    Total--representing net assets applicable to outstanding capital stock......  $58,954,436
                                                                                  -----------
                                                                                  -----------

Net assets applicable to outstanding Class A shares.............................  $55,624,248
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class B shares.............................  $ 3,131,262
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class C shares.............................  $   198,926
                                                                                  -----------
                                                                                  -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 3,759,787.........................................  $     14.79
                                                                                  -----------
                                                                                  -----------
  Class B--Shares outstanding 212,378...........................................  $     14.74
                                                                                  -----------
                                                                                  -----------
  Class C--Shares outstanding 13,498............................................  $     14.74
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest......................................................................  $2,205,188
  Dividends.....................................................................     361,169
                                                                                  ----------
                                                                                   2,566,357
                                                                                  ----------
Expenses (note 4):
  Investment advisory fee.......................................................     338,669
  Distribution fees--Class A....................................................     193,254
  Distribution fees--Class B....................................................      11,904
  Distribution fees--Class C....................................................         389
  Administrative services fee...................................................      39,600
  Custodian fees................................................................      17,848
  Auditing and accounting services..............................................      31,850
  Legal fees....................................................................       5,264
  Directors' fees...............................................................       1,276
  Registration fees.............................................................      38,732
  Printing and shareholder reports..............................................      36,391
  Insurance.....................................................................       6,087
  Other.........................................................................      39,919
                                                                                  ----------
    Total expenses..............................................................     760,183
                                                                                  ----------
    Investment income--net......................................................   1,806,174
                                                                                  ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)....................................   3,056,132
  Net change in unrealized appreciation or depreciation on investments..........   4,774,991
                                                                                  ----------
    Net gains on investments....................................................   7,831,123
                                                                                  ----------
Net increase in net assets resulting from operations............................  $9,637,297
                                                                                  ----------
                                                                                  ----------

                See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                              PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                           1995         1994
                                                                        -----------  -----------
Operations:
  Investment income--net..............................................  $ 1,806,174  $ 1,160,613
  Net realized gains on investments...................................    3,056,132    1,523,789
  Net change in unrealized appreciation or depreciation of
   investments........................................................    4,774,991   (3,810,302)
                                                                        -----------  -----------
    Increase (decrease) in net assets resulting from operations.......    9,637,297   (1,125,900)
                                                                        -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A...........................................................   (1,755,964)  (1,170,626)
    Class B...........................................................      (40,461)        (982)
    Class C...........................................................       (1,580)          --
  Net realized gains on investments:
    Class A...........................................................   (1,538,743)    (386,851)
    Class B...........................................................      (10,795)          --
                                                                        -----------  -----------
    Total distributions...............................................   (3,367,543)  (1,558,459)
                                                                        -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................................    5,987,210    9,665,718
    Class B...........................................................    2,799,440      140,000
    Class C...........................................................      199,159           --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................    3,022,573    1,351,297
    Class B...........................................................       49,410          982
    Class C...........................................................        1,482           --
  Payments for redemption of shares:
    Class A...........................................................  (14,784,420) (10,096,669)
    Class B...........................................................      (28,143)          --
    Class C...........................................................       (7,348)          --
                                                                        -----------  -----------
    Increase (decrease) in net assets from capital share
     transactions.....................................................   (2,760,637)   1,061,328
                                                                        -----------  -----------
    Total increase (decrease) in net assets...........................    3,529,117   (1,623,031)
Net assets at beginning of period.....................................   55,425,319   57,048,350
                                                                        -----------  -----------
Net assets at end of period (including undistributed net investment income of $13,258 and $5,089, respectively)..........................  $58,954,436  $55,425,319
                                                                        -----------  -----------
                                                                        -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS SPECTRUM FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Spectrum Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995 the Fund was known as MIMLIC Asset Allocation Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $66,388,532 and $70,284,259, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .35 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,450 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $226,547.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                     NUMBER OF SHARES      PERCENTAGE OWNED
                                                                    ------------------  -----------------------
Class A...........................................................         225,226                  6.0%
Class B...........................................................           3,994                  1.9%
Class C...........................................................             764                  5.7%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,879.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                            CLASS A                CLASS B           CLASS C
                                                    -----------------------  --------------------  -----------
                                                       1995         1994       1995       1994        1995
                                                    -----------  ----------  ---------  ---------  -----------
Sold..............................................      440,376     712,411    200,130     10,452      13,907
Issued for reinvested distributions...............      228,395     100,454      3,579         74         103
Redeemed..........................................   (1,073,619)   (747,207)    (1,857)        --        (512)
                                                    -----------  ----------  ---------  ---------  -----------
                                                       (404,848)     65,658    201,852     10,526      13,498
                                                    -----------  ----------  ---------  ---------  -----------
                                                    -----------  ----------  ---------  ---------  -----------

6)  RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $499,672 which represents .8% of net assets.

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                                    PERIOD FROM
                                                    NOVEMBER 1,
                                  YEAR ENDED          1993 TO                     YEAR ENDED OCTOBER 31,
                                 SEPTEMBER 30,     SEPTEMBER 30,        ------------------------------------------
                                     1995              1994                 1993           1992           1991
                                ---------------   ---------------       ------------   ------------   ------------
Net asset value, beginning of
 period.......................  $  13.28          $  13.92              $ 13.63        $ 13.05        $ 10.87
                                 -------           -------               ------         ------         ------
Income from investment
 operations:
  Net investment income.......       .45               .28                  .29            .38            .48
  Net gains or losses on
   securities (both realized
   and unrealized)............      1.88              (.55)                 .86           1.01           2.28
                                 -------           -------               ------         ------         ------
    Total from investment
     operations...............      2.33              (.27)                1.15           1.39           2.76
                                 -------           -------               ------         ------         ------
Less distributions:
  Dividends from net
   investment income..........      (.44)             (.28)                (.31)          (.38)          (.51)
  Distributions from capital
   gains......................      (.38)             (.09)                (.55)          (.43)          (.07)
                                 -------           -------               ------         ------         ------
    Total distributions.......      (.82)             (.37)                (.86)          (.81)          (.58)
                                 -------           -------               ------         ------         ------
Net asset value, end of
 period.......................  $  14.79          $  13.28              $ 13.92        $ 13.63        $ 13.05
                                 -------           -------               ------         ------         ------
                                 -------           -------               ------         ------         ------
Total return (b)..............      18.4%             (1.9)%(c)             8.7%          11.1%          26.0%
Net assets, end of period (in
 thousands)...................   $55,624           $55,286              $57,048        $38,417        $18,588
Ratio of expenses to average
 daily net assets.............      1.33%             1.27%(f)             1.22%          1.35%(g)       1.35%(g)
Ratio of net investment income
 to average daily net
 assets.......................      3.22%             2.24%(f)             2.16%          3.02%(g)       4.07%(g)
Portfolio turnover rate
 (excluding short-term
 securities)..................     125.5%            124.5%                92.1%         123.3%          56.2%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f)  Adjusted to an annual basis.
(g) The Fund's Adviser voluntarily absorbed $13,585 and $19,759 in expenses for the years ended October 31, 1992 and 1991 respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40% and 1.50% respectively, and the ratio of net investment income to average daily net assets would have been 2.97% and 3.92%, respectively.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                             CLASS B                        CLASS C
                                ----------------------------------       --------------
                                                     PERIOD FROM          PERIOD FROM
                                                      AUGUST 19,            MARCH 1,
                                  YEAR ENDED          1994(A) TO           1995(A) TO
                                SEPTEMBER 30,       SEPTEMBER 30,        SEPTEMBER 30,
                                     1995                1994                 1995
                                --------------      --------------       --------------
Net asset value, beginning of
  period......................    $   13.27           $   13.36            $   13.36
                                     ------              ------               ------
Income from investment
  operations:
  Net investment income.......          .39                 .03                  .24
  Net gains or losses on
   securities (both realized
   and unrealized)............         1.84                (.03)                1.43
                                     ------              ------               ------
    Total from investment
     operations...............         2.23                  --                 1.67
                                     ------              ------               ------
Less distributions:
  Dividends from net
   investment income..........         (.38)               (.09)                (.29)
  Distributions from capital
   gains......................         (.38)                 --                   --
                                     ------              ------               ------
    Total distributions.......         (.76)               (.09)                (.29)
                                     ------              ------               ------
Net asset value, end of
  period......................    $   14.74           $   13.27            $   14.74
                                     ------              ------               ------
                                     ------              ------               ------
Total return (b)..............         17.6%               (.04)%(d)            12.6%(e)
Net assets, end of period (in
  thousands)..................       $3,131           $     140            $     199
Ratio of expenses to average
  daily net assets............         1.99%                .23%(h)             2.00%(f)
Ratio of net investment income
  to average daily net
  assets......................         2.30%                .37%(h)             2.17%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................        125.5%              124.5%               125.5%

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995

                      (Percentages of each category relate to total net assets.)

                                                                                            MARKET
PRINCIPAL                                                                                  VALUE(A)
----------                                                                                -----------
LONG-TERM DEBT SECURITIES (98.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (75.3%)
    Federal Home Loan Mortgage Corporation (12.4%)
$  207,512 CMO Series L, Class 5....................................... 7.900%  05/01/01  $   211,532
   445,524 Bi-weekly................................................... 7.000%  12/01/22      441,095
   740,122 Bi-weekly................................................... 6.500%  12/01/23      716,682
 1,000,000 20 Year Gold................................................ 6.500%  07/01/13      974,259
 1,000,000 Targeted Amortization Class CMO, Series 1640, Class B....... 6.500%  12/15/08      975,720
                                                                                          -----------
                                                                                            3,319,288
                                                                                          -----------
    Federal National Mortgage Association (11.3%)
 1,085,352 Bi-weekly................................................... 6.000%  07/01/07    1,051,933
 1,400,000 CMO Sequential Payer, Series G92-45, Class D................ 6.000%  04/25/19    1,346,630
   568,000 CMO PAC Targeted Amortization Class, Series G93-11, Class
           H..........................................................  6.000%  12/25/08      549,185
    72,147 Principal only PAC, Series G93-28, Class A (b).............. 7.000%  07/25/22       71,667
                                                                                          -----------
                                                                                            3,019,415
                                                                                          -----------
    Government National Mortgage Association (27.0%)
   402,203 ............................................................ 8.000%  12/15/15      413,967
   567,416 ............................................................ 8.000%  03/15/16      583,905
   342,089 ............................................................ 8.000%  07/15/16      352,029
   300,000 (e)......................................................... 8.000%  12/01/17      308,437
   250,000 (e)......................................................... 7.000%  05/15/24      246,874
   598,390 ............................................................ 7.000%  09/15/16      596,702
   152,640 ............................................................ 7.000%  09/15/16      152,209
   401,997 ............................................................ 7.500%  05/15/17      407,271
   321,586 ............................................................ 7.500%  03/15/17      325,805
   378,267 ............................................................ 7.000%  05/15/17      376,939
   295,506 ............................................................ 7.000%  05/15/17      294,469
   354,580 ............................................................ 7.000%  12/15/16      353,580
   407,647 ............................................................ 7.000%  04/15/17      406,216
   337,641 ............................................................ 7.000%  04/15/17      336,456
    91,339 ............................................................ 7.000%  02/15/17       91,018
   401,523 ............................................................ 7.000%  04/15/17      400,113
   399,719 ............................................................ 7.000%  10/15/17      398,315
   459,045 ............................................................ 7.000%  10/15/17      457,434
   234,735 GNMA II..................................................... 9.000%  08/20/16      247,059
   215,548 GNMA II..................................................... 9.000%  05/20/16      225,885
   225,477 GNMA II..................................................... 9.000%  06/20/16      236,291
                                                                                          -----------
                                                                                            7,210,974
                                                                                          -----------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                            MARKET
PRINCIPAL                                                                                  VALUE(A)
----------                                                                                -----------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
    Other U.S. Government Agency Obligations (24.6%)
$1,134,082 Vendee Mortgage Trust, Series 1994-2, Class 2 (c)........... 8.447%  05/15/24  $ 1,186,888
   740,191 Vendee Mortgage Trust, Series 1995-1A, Class 1 (c).......... 7.207%  02/15/25      729,782
 1,038,009 Vendee Mortgage Trust, Series 1995-1B, Class 2 (c).......... 7.793%  02/15/25    1,064,283
 1,486,053 Vendee Mortgage Trust, Series 1995-2C, Class 3A (c)......... 8.793%  06/15/25    1,580,324
 1,000,000 Vendee Mortgage Trust, Series 1995-3, Class 1C (c).......... 7.250%  07/15/14    1,012,813
 1,000,000 Vendee Mortgage Trust, Series 1995-3, Class 1D (c).......... 7.250%  07/15/16    1,001,875
                                                                                          -----------
                                                                                            6,575,965
                                                                                          -----------
          Total U.S. government and agencies obligations (cost: $19,644,821)............   20,125,642
                                                                                          -----------
  OTHER MORTGAGE-BACKED SECURITIES (23.0%)
 1,302,883 Collaterized Mortgage Obligation Trust, Sequential Accrual,
           Z Tranche, Series 14, Class Z (d)..........................  8.000%  01/01/17    1,325,435
 1,000,000 CSFB Financial Corporation Senior Performance Note Mortgage
           Revenue Series 1995-A, Class A (f).........................  7.000%  11/15/05    1,000,938
   115,244 FBC Mortgage Securities Trust 8, Series A, Class A.......... 5.000%  10/01/16      112,289
   284,526 Green Tree Finance Company Limited Net Interest Margin
           Trust, Series 1995-A, Class A..............................  7.250%  07/15/05      284,518
 1,041,946 International Capital Markets Acceptance Corporation (f).... 8.250%  09/01/15    1,050,412
   304,793 Morgan Stanley Mortgage Trust CMO, Sequential Payer, Series
           W, Class 5.................................................  9.050%  05/01/18      316,037
   621,085 Salomon Brothers Mortgage Securities VI CMO, Sequential
           Payer, Series 1986-1, Class A..............................  6.000%  12/25/11      600,900
 1,479,000 Wyoming Community Development Authority..................... 6.850%  06/01/10    1,456,814
                                                                                          -----------
          Total other mortgage-backed securities (cost: $5,834,639).....................    6,147,343
                                                                                          -----------
          Total long-term debt securities (cost: $25,479,460)...........................   26,272,985
                                                                                          -----------
  SHORT-TERM SECURITIES (2.0%)
   550,000 U.S. Treasury Bill..........................................  5.42%  12/07/95      544,392
                                                                                          -----------
          Total short-term securities (cost: $544,503)..................................      544,392
                                                                                          -----------
          Total investments in securities (cost: $26,023,963) (g).......................  $26,817,377
                                                                                          -----------
                                                                                          -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security that entitles holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only security is sensitive to the rate of principal payments on the underlying mortgage assets. A slower (more rapid) than expected rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents current yield based upon the current cost basis and estimated timing of future cash flows.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 1995.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

Notes to Investments in Securities - continued
----------------------------------------------
(d)   Represents a debt security that pays no interest or principal during the initial accrual period, but accrues additional principal at a specified rate. Interest rate disclosed represents current yield based upon estimated timing of future cash flows.
(e)   At September 30, 1995 the total cost of investments issued on a when-issued or forward commitment basis is $555,570.
(f)   Security exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
      1995 the value of these securities amounted to $2,051,350 or 7.7% of net assets.
(g)   At September 30, 1995 the cost of securities for federal income tax purposes was $26,023,963. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..................................  $ 828,592
       Gross unrealized depreciation..................................    (35,178)
                                                                        ---------
       Net unrealized appreciation....................................  $ 793,414
                                                                        ---------
                                                                        ---------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,023,963).............................................  $26,817,377
Cash in bank on demand deposit......................................................       58,034
Receivable for Fund shares sold.....................................................        2,892
Receivable for investment securities sold...........................................      252,959
Accrued interest receivable.........................................................      243,615
                                                                                      -----------
    Total assets....................................................................   27,374,877
                                                                                      -----------
                                           LIABILITIES
Payable for investment securities purchased.........................................      555,570
Payable for Fund shares repurchased.................................................       65,288
Payable to Adviser..................................................................       28,390
Dividends payable to shareholders...................................................        3,496
                                                                                      -----------
    Total liabilities...............................................................      652,744
                                                                                      -----------
Net assets applicable to outstanding capital stock..................................  $26,722,133
                                                                                      -----------
                                                                                      -----------
Represented by:
  Capital stock--$.01 par value (note 1)............................................  $    25,803
  Additional paid-in capital........................................................   27,405,599
  Undistributed net investment income...............................................       51,042
  Accumulated net realized loss from investments....................................   (1,553,725)
  Unrealized appreciation of investments............................................      793,414
                                                                                      -----------
    Total--representing net assets applicable to outstanding capital stock..........  $26,722,133
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class A shares.................................  $25,316,583
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class B shares.................................  $ 1,084,219
                                                                                      -----------
                                                                                      -----------
Net assets applicable to outstanding Class C shares.................................  $   321,331
                                                                                      -----------
                                                                                      -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,444,711.............................................  $     10.36
                                                                                      -----------
                                                                                      -----------
  Class B--Shares outstanding 104,594...............................................  $     10.37
                                                                                      -----------
                                                                                      -----------
  Class C--Shares outstanding 30,995................................................  $     10.37
                                                                                      -----------
                                                                                      -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest..........................................................................  $2,035,149
Expenses (note 4):
  Investment advisory fee...........................................................     155,798
  Distribution fees--Class A........................................................      79,816
  Distribution fees--Class B........................................................       3,391
  Distribution fees--Class C........................................................         846
  Administrative services fee.......................................................      39,200
  Custodian fees....................................................................       9,920
  Auditing and accounting services..................................................      17,550
  Legal fees........................................................................       5,531
  Directors' fees...................................................................         618
  Registration fees.................................................................      38,784
  Printing and shareholder reports..................................................      19,611
  Insurance.........................................................................       5,740
  Other.............................................................................      11,411
                                                                                      ----------
    Total expenses..................................................................     388,216
  Less fees and expenses waived or absorbed:
    Class A distribution fees.......................................................     (26,473)
    Other fund expenses.............................................................      (9,655)
                                                                                      ----------
      Total fees and expenses waived or absorbed....................................     (36,128)
                                                                                      ----------
      Total net expenses............................................................     352,088
                                                                                      ----------
      Investment income--net........................................................   1,683,061
                                                                                      ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)........................................     140,686
  Net change in unrealized appreciation or depreciation on investments..............   1,594,464
                                                                                      ----------
    Net gains on investments........................................................   1,735,150
                                                                                      ----------
Net increase in net assets resulting from operations................................  $3,418,211
                                                                                      ----------
                                                                                      ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                                1995         1994
                                                                             -----------  -----------
Operations:
  Investment income--net...................................................  $ 1,683,061  $ 1,439,948
  Net realized gains (losses) on investments...............................      140,686   (1,694,411)
  Net change in unrealized appreciation or depreciation of investments.....    1,594,464     (983,565)
                                                                             -----------  -----------
    Increase (decrease) in net assets resulting from operations............    3,418,211   (1,238,028)
                                                                             -----------  -----------
Distributions to shareholders from:
  Investment income--net
    Class A................................................................   (1,636,844)  (1,437,598)
    Class B................................................................      (17,742)        (316)
    Class C................................................................       (4,382)          --
  Net realized gains on investments:
    Class A................................................................           --     (915,257)
                                                                             -----------  -----------
    Total distributions....................................................   (1,658,968)  (2,353,171)
                                                                             -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A................................................................    2,594,530    6,429,016
    Class B................................................................      990,008       60,000
    Class C................................................................      340,021           --
  Shares issued as a result of reinvested dividends:
    Class A................................................................      969,887    1,530,031
    Class B................................................................       15,797          316
    Class C................................................................        2,840           --
  Payments for redemption of shares:
    Class A................................................................   (7,089,593)  (4,337,552)
    Class B................................................................       (2,536)          --
    Class C................................................................      (22,144)          --
                                                                             -----------  -----------
    Increase (decrease) in net assets from capital share transactions......   (2,201,190)   3,681,811
                                                                             -----------  -----------
    Total increase (decrease) in net assets................................     (441,947)      90,612
Net assets at beginning of period..........................................   27,164,080   27,073,468
                                                                             -----------  -----------
Net assets at end of period (including undistributed net investment income of $51,042 and $26,949, respectively).....................................  $26,722,133  $27,164,080
                                                                             -----------  -----------
                                                                             -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Mortgage Securities Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Mortgage Securities Income Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and ranges from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1995, the Fund had entered into outstanding when-issued or forward commitments of $555,570. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,513,301 which, if not offset by subsequent capital gains, will expire September 30, 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $53,904,662 and $55,609,136, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company [Minnesota

Mutual], the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .20 percent. MIMLIC sales waived Class A distribution fees in the amount of $26,473 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,600 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $9,655 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $97,402.

    As of September 30, 1995, Minnesota Mutual and subsidiaries, and the directors and officers of the Fund as a whole owned the following shares:

                                            NUMBER OF SHARES   PERCENTAGE OWNED
                                            ----------------   ----------------
Class A...................................       395,290             16.2%
Class B...................................         5,386              5.2%
Class C...................................         1,045              3.4%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,147.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                    CLASS A           CLASS B     CLASS C
                                               ------------------  -------------  -------
                                                 1995      1994     1995   1994    1995
                                               --------  --------  ------  -----  -------
Sold.........................................   259,523   622,858  97,026  6,099  32,851
Issued for reinvested distributions..........    97,409   148,532   1,653     32     276
Redeemed.....................................  (704,962) (426,991)   (216)    --  (2,132)
                                               --------  --------  ------  -----  -------
                                               (348,030)  344,399  98,463  6,131  30,995
                                               --------  --------  ------  -----  -------
                                               --------  --------  ------  -----  -------

(6) RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $2,051,350 which represents 7.7% of net assets.

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                                   PERIOD FROM
                                                                   NOVEMBER 1,
                                                    YEAR ENDED       1993 TO            YEAR ENDED OCTOBER 31,
                                                     SEPTEMBER    SEPTEMBER 30,      -----------------------------
                                                     30, 1995          1994           1993       1992       1991
                                                    -----------   --------------     -------    -------    -------
Net asset value, beginning of period..............    $  9.70       $   11.06        $ 10.94    $  10.8    $ 10.04
Income from investment operations:
  Net investment income...........................        .62             .53            .63        .71        .79
  Net gains or losses on securities (both realized
   and unrealized)................................        .65            (.99)           .55        .15        .76
                                                    -----------        ------        -------    -------    -------
    Total from investment operations..............       1.27            (.46)          1.18        .86       1.55
                                                    -----------        ------        -------    -------    -------
Less distributions:
  Dividends from net investment income............       (.61)           (.53)          (.63)      (.72)      (.79)
  Distributions from capital gains................         --            (.37)          (.43)        --         --
                                                    -----------        ------        -------    -------    -------
    Total distributions...........................       (.61)           (.90)         (1.06)      (.72)      (.79)
                                                    -----------        ------        -------    -------    -------
Net asset value, end of period....................     $10.36           $9.70         $11.06     $10.94     $10.80
                                                    -----------        ------        -------    -------    -------
                                                    -----------        ------        -------    -------    -------
Total return (a)..................................       13.5%           (4.3)%(b)      11.4%       8.2%      16.0%
Net assets, end of period (in thousands)..........    $25,317         $27,105        $27,073    $20,996    $16,554
Ratio of expenses to average daily net assets
 (d)..............................................       1.29%           1.24%(c)       1.17%      1.25%      1.18%
Ratio of net investment income to average daily
 net assets (d)...................................       6.23%           5.73%(c)       5.77%      6.56%      7.64%
Portfolio turnover rate (excluding short-term
 securities)......................................      203.7%          236.2%         135.0%     137.3%      48.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) Adjusted to an annual basis.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $36,128, $43,505, $34,773, $21,104 and $11,682 in expenses for the year ended
    September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.42%, 1.41%, 1.31%, 1.36% and 1.29%, respectively, and the ratio of net investment income to average daily net assets would have been 6.10%, 5.56%, 5.63%, 6.45% and 7.53%, respectively.

                                                                                CLASS B                      CLASS C
                                                                    --------------------------------       ------------
                                                                                       PERIOD FROM         PERIOD FROM
                                                                                        AUGUST 19,           MARCH 1,
                                                                     YEAR ENDED        1994 (A) TO         1995 (A) TO
                                                                     SEPTEMBER        SEPTEMBER 30,         SEPTEMBER
                                                                      30, 1995             1994              30, 1995
                                                                    ------------      --------------       ------------
Net asset value, beginning of period..............................    $  9.70           $    9.83            $  9.90
Income from investment operations:
  Net investment income...........................................        .53                 .06                .31
  Net gains or losses on securities (both realized and
   unrealized)....................................................        .67                (.13)               .47
                                                                       ------               -----             ------
    Total from investment operations..............................       1.20                (.07)               .78
                                                                       ------               -----             ------
Less distributions:
  Dividends from net investment income............................       (.53)               (.06)              (.31)
  Distributions from capital gains................................         --                  --                 --
                                                                       ------               -----             ------
    Total distributions...........................................       (.53)               (.06)              (.31)
                                                                       ------               -----             ------
Net asset value, end of period....................................     $10.37               $9.70             $10.37
                                                                       ------               -----             ------
                                                                       ------               -----             ------
Total return (b)..................................................       12.7%                (.7)%(c)           7.9%(d)
Net assets, end of period (in thousands)..........................     $1,084                 $60               $321
Ratio of expenses to average daily net assets (f).................       2.05%                .28%(g)           2.05%(e)
Ratio of net investment income to average daily net assets (f)....       5.32%                .60%(g)           5.26%(e)
Portfolio turnover rate (excluding short-term securities).........      203.7%              236.2%             203.7%

----------
(a) Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) Adjusted to an annual basis.
(f) The Fund's Adviser and Distributor voluntarily waived or absorbed $36,128, $43,505, $34,773, $21,104 and $11,682 in expenses for the year ended
    September 30, 1995, the period ended September 30, 1994, and the years ended October 31, 1993, 1992 and 1991, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11% and the ratio of net investment income to average daily net assets would have been 5.26% for the year ended September 30, 1995. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11% and the ratio of net investment income to average daily net assets would have been 5.20% for the period from March 1, 1995 to September 30, 1995.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                            ------------
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (7.5%)
$1,000,000 Farm Credit Discount Note.........................      5.72%   10/19/95  $    997,060
  200,000  Federal Home Loan Bank Discount Note..............      5.75%   11/21/95       198,385
1,225,000  Federal National Mortgage Association Discount
            Note.............................................      5.76%   02/22/96     1,197,616
  205,000  U.S. Treasury Bill................................      5.57%   10/12/95       204,630
  120,000  U.S. Treasury Bill................................      5.44%   12/07/95       118,796
                                                                                     ------------
           Total U.S. government and agencies obligations (cost: $2,716,487).......     2,716,487
                                                                                     ------------
COMMERCIAL PAPER (89.5%)
  CAPITAL GOODS (8.3%)
    Aerospace/Defense (4.5%)
1,650,000  Raytheon Co.......................................      5.80%   11/13/95     1,638,586
                                                                                     ------------
    Information Processing (3.7%)
1,360,000  Hewlett-Packard...................................      5.79%   10/17/95     1,356,384
                                                                                     ------------
  CONSUMER GOODS AND SERVICES (3.7%)
    Management (3.7%)
1,330,000  PHH Corporation...................................      5.83%   11/01/95     1,323,238
                                                                                     ------------
  CONSUMER STAPLES (34.2%)
    Drugs (7.9%)
1,030,000  American Home Products (c)........................      5.89%   10/12/95     1,028,022
  550,000  American Home Products (c)........................      5.83%   11/13/95       546,168
1,300,000  Schering Corp.....................................      5.75%   01/17/96     1,278,115
                                                                                     ------------
                                                                                        2,852,305
                                                                                     ------------
    Food (13.2%)
1,500,000  Brown Forman......................................      5.85%   12/27/95     1,479,137
1,000,000  Campbell Soup.....................................      5.84%   11/21/95       991,796
1,100,000  Coca-Cola Company.................................      5.73%   11/22/95     1,090,931
1,200,000  CPC International Inc (c).........................      5.82%   11/07/95     1,192,805
                                                                                     ------------
                                                                                        4,754,669
                                                                                     ------------
    Media (6.9%)
1,300,000  McGraw-Hill Co....................................      5.83%   10/24/95     1,295,086
1,200,000  American Broadcast (c)............................      5.81%   10/04/95     1,199,251
                                                                                     ------------
                                                                                        2,494,337
                                                                                     ------------
    Retail (6.2%)
1,250,000  Melville Corp.....................................      5.92%   10/23/95     1,245,400
1,000,000  Toys R Us, Inc....................................      5.80%   10/25/95       996,056
                                                                                     ------------
                                                                                        2,241,456
                                                                                     ------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                            ------------
COMMERCIAL PAPER -- CONTINUED
  CREDIT SENSITIVE (2.8%)
    Hardware and Tools (2.8%)
$1,000,000 Stanley Works.....................................      5.85%   10/05/95  $    999,203
                                                                                     ------------
  ENERGY (8.9%)
    Natural Gas Distribution (5.9%)
1,250,000  Consolidated Natural Gas..........................      5.83%   10/16/95     1,246,822
  900,000  Equitable Resources (c)...........................      5.83%   10/31/95       895,583
                                                                                     ------------
                                                                                        2,142,405
                                                                                     ------------
    Oil and Gas Production (3.0%)
1,115,000  Atlantic Richfield................................      5.71%   12/20/95     1,101,076
                                                                                     ------------
  FINANCIAL (18.5%)
    Consumer Finance (18.5%)
1,300,000  Associates Corp...................................      5.78%   12/01/95     1,287,373
1,015,000  Ford Motor Credit.................................      5.80%   12/21/95     1,001,984
1,270,000  General Electric Capital Corp.....................      5.85%   10/19/95     1,266,186
1,130,000  GMAC..............................................      5.98%   10/11/95     1,128,001
1,200,000  Norwest Financial.................................      5.85%   10/18/95     1,196,568
  800,000  Pitney-Bowes Credit...............................      5.95%   10/02/95       799,744
                                                                                     ------------
                                                                                        6,679,856
                                                                                     ------------
  UTILITIES (13.1%)
    Electric (3.0%)
1,100,000  Midamerica Energy.................................      5.87%   10/20/95     1,096,486
                                                                                     ------------
    Telephones (10.1%)
  915,000  AT&T Corp.........................................      5.82%   02/09/96       896,145
  740,000  Bellsouth Capital.................................      5.79%   11/03/95       736,065
  840,000  Southwestern Bell Capital (c).....................      5.82%   10/10/95       838,675
1,175,000  US West Capital (c)...............................      5.83%   11/02/95     1,168,873
                                                                                     ------------
                                                                                        3,639,758
                                                                                     ------------
           Total commercial paper (cost: $32,319,759)..............................    32,319,759
                                                                                     ------------
           Total investments in securities (cost: $35,036,246) (b).................  $ 35,036,246
                                                                                     ------------
                                                                                     ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1995.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of directors.

ADVANTUS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                              ASSETS
Investment in securities, at value--see accompanying schedule for detailed listing
 (identified cost: $35,036,246)......................................................  $ 35,036,246
Cash in bank on demand deposit.......................................................       336,506
Receivable for Fund shares sold......................................................       840,284
                                                                                       ------------
    Total assets.....................................................................    36,213,036
                                                                                       ------------
                                            LIABILITIES
Payable for Fund shares repurchased..................................................        77,578
Payable to Adviser...................................................................        24,636
Dividends payable to shareholders....................................................         4,223
                                                                                       ------------
    Total liabilities................................................................       106,437
                                                                                       ------------
Net assets applicable to outstanding capital stock...................................  $ 36,106,599
                                                                                       ------------
                                                                                       ------------
Represented by:
  Capital stock--authorized 1 billion shares of $.01 par value; outstanding,
   36,106,599 shares.................................................................  $    361,066
  Additional paid-in capital.........................................................    35,745,533
                                                                                       ------------
    Total--representing net assets applicable to outstanding capital stock...........  $ 36,106,599
                                                                                       ------------
                                                                                       ------------
Net asset value per share............................................................  $       1.00
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $  1,713,401
                                                                                       ------------
Expenses (note 3):
  Investment advisory fee............................................................       148,238
  Distribution fees..................................................................        88,943
  Transfer Agent fees and expenses...................................................        93,369
  Adminstrative services fee.........................................................        33,400
  Custodian fees.....................................................................        10,635
  Auditing and accounting services...................................................        12,420
  Legal fees.........................................................................         4,734
  Directors' fees....................................................................           650
  Registration fees..................................................................        34,983
  Printing and shareholder reports...................................................        32,560
  Insurance..........................................................................         5,740
  Other..............................................................................        26,564
                                                                                       ------------
    Total expenses...................................................................       492,236
  Less fees and expenses waived or absorbed:
    Distribution fees................................................................       (88,943)
    Other fund expenses..............................................................      (151,288)
                                                                                       ------------
    Total fees and expenses waived or absorbed.......................................      (240,231)
                                                                                       ------------
    Total net expenses...............................................................       252,005
                                                                                       ------------
    Investment income--net...........................................................     1,461,396
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  1,461,396
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                         1995         1994
                                                                      -----------  -----------
Operations:
  Investment income--net............................................  $ 1,461,396  $   652,265
                                                                      -----------  -----------
    Increase in net assets resulting from operations................    1,461,396      652,265
                                                                      -----------  -----------

Distributions to shareholders from net investment income............   (1,461,396)    (652,265)
                                                                      -----------  -----------
Capital share transactions, at a constant net asset value of $1.00:
  Proceeds from sales...............................................   65,293,589   48,553,873
  Shares issued as a result of reinvested dividends.................    1,438,611      646,223
  Payments for redemption of shares.................................  (56,344,359) (46,586,984)
                                                                      -----------  -----------
    Increase in net assets from capital share transactions..........   10,387,841    2,613,112
                                                                      -----------  -----------
    Total increase in net assets....................................   10,387,841    2,613,112
Net assets at beginning of period...................................   25,718,758   23,105,646
                                                                      -----------  -----------
Net assets at end of period.........................................  $36,106,599  $25,718,758
                                                                      -----------  -----------
                                                                      -----------  -----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995, shareholders of the Fund approved a name change to Advantus Money Market Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995, the Fund was known as MIMLIC Money Market Fund, Inc.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

    The significant accounting policies of the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales aggregated $211,021,643 and $199,737,455, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. MIMLIC Sales is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,350 per month. Effective February 1, 1995, the administrative service fee is $2,500 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital (MIMLIC Management prior to March 1, 1995). During the year ended September 30, 1995 Advantus Capital and MIMLIC Management voluntarily agreed to absorb $151,288 in expenses which were otherwise payable by the Fund.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own 10,568,810 shares or 29.3 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,350.

(4) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                      PERIOD FROM
                                                      NOVEMBER 1,
                                      YEAR ENDED        1993 TO       YEAR ENDED OCTOBER 31,
                                     SEPTEMBER 30,   SEPTEMBER 30,   -------------------------
                                         1995            1994         1993     1992     1991
                                     -------------   -------------   -------  -------  -------
Net asset value, beginning of
 period............................     $ 1.000         $ 1.000      $ 1.000  $ 1.000  $ 1.000
                                     -------------   -------------   -------  -------  -------
Income from investment operations:
  Net investment income............        .049            .027         .025     .033     .056
                                     -------------   -------------   -------  -------  -------
    Total from investment
     operations....................        .049            .027         .025     .033     .056
                                     -------------   -------------   -------  -------  -------
Less distributions:
  Dividends from net investment
   income..........................       (.049)          (.027)       (.025)   (.033)   (.056)
                                     -------------   -------------   -------  -------  -------
    Total distributions............       (.049)          (.027)       (.025)   (.033)   (.056)
                                     -------------   -------------   -------  -------  -------
Net asset value, end of period.....     $ 1.000         $ 1.000      $ 1.000  $ 1.000  $ 1.000
                                     -------------   -------------   -------  -------  -------
                                     -------------   -------------   -------  -------  -------
Total return (a)...................        5.0%            2.7%(b)      2.5%     3.4%     5.9%
Net assets, end of period (in
 thousands)........................     $36,107         $25,719      $23,106  $23,136  $33,889
Ratio of expenses to average daily
 net assets (c)....................        .85%            .85%(d)      .85%     .85%     .85%
Ratio of net investment income to
 average daily net assets (c)......       4.93%           2.95%(d)     2.45%    3.35%    5.63%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $240,231, $222,862, $210,392, $224,636 and $216,386 in expenses for the year ended
     September 30, 1995, the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.66%, 1.86%, 1.74%, 1.59% and 1.36%, respectively, and the ratio of net investment income to average daily net assets would have been 4.12%, 1.94%, 1.56%, 2.61% and 5.12%, respectively.
(d)  Adjusted to an annual basis.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995
           (Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
LONG-TERM DEBT SECURITIES (92.2%)
  GOVERNMENT OBLIGATIONS (28.7%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (23.0%)
$ 500,000  Federal Home Loan Bank...........................     8.460%   12/20/99  $    502,520
  500,000  Federal Home Loan Mortgage.......................     7.030%   04/05/04       503,168
  455,997  Federal National Mortgage Association............     7.000%   09/01/17       453,502
  259,111  Government National Mortgage Association.........     7.000%   03/15/23       255,978
  312,942  Government National Mortgage Association.........     7.000%   04/15/22       309,430
  250,000  U.S. Treasury Note...............................     6.750%   05/31/99       256,172
  750,000  U.S. Treasury Note...............................    10.750%   08/15/05       993,046
  500,000  U.S. Treasury Note...............................     7.750%   11/30/99       531,563
                                                                                    ------------
                                                                                       3,805,379
                                                                                    ------------
    OTHER GOVERNMENT (3.0%)
  500,000  Quebec Province of Canada(b).....................     7.500%   07/15/23       493,590
                                                                                    ------------
    LOCAL AND STATE GOVERNMENT OBLIGATIONS (2.7%)
  462,000  Wyoming Community Development Authority..........     6.850%   06/01/10       455,070
                                                                                    ------------
           Total government obligations (cost: $4,631,747)........................     4,754,039
                                                                                    ------------
  CORPORATE OBLIGATIONS (63.5%)
    BASIC INDUSTRIES (3.5%)
    Primary Metals (3.5%)
  530,000  Reynolds Metals Company..........................     9.375%   06/15/99       578,705
                                                                                    ------------
    CAPITAL GOODS (8.9%)
    Aerospace/Defense (3.0%)
  500,000  Rockwell International...........................     6.750%   09/15/02       506,561
                                                                                    ------------
    Machinery (2.7%)
  400,000  Joy Technologies Incorporated....................    10.250%   09/01/03       448,000
                                                                                    ------------
    Telecommunications (3.2%)
  500,000  Comsat Corporation...............................     7.700%   05/10/07       523,805
                                                                                    ------------
    CONSUMER CYCLICAL (3.4%)
    Automotive (3.4%)
  500,000  Chrysler Corporation.............................    10.950%   08/01/17       559,019
                                                                                    ------------
    CONSUMER STAPLES (13.0%)
    Drugs (3.0%)
  500,000  American Home Products...........................     6.500%   10/15/02       497,480
                                                                                    ------------
    Entertainment (1.6%)
  250,000  Royal Caribbean Cruises..........................     8.250%   04/01/05       264,495
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Food (2.2%)
$ 364,286  General Mills....................................     6.235%   03/15/97  $    365,876
                                                                                    ------------
    Media (3.3%)
  500,000  Time Warner......................................     9.150%   02/01/23       541,277
                                                                                    ------------
    Printing and Publishing (2.9%)
  500,000  News America Corporation.........................     7.750%   01/20/24       487,865
                                                                                    ------------
  CREDIT SENSITIVE (3.1%)
    Building Materials (3.1%)
  500,000  CSR Finance......................................     7.700%   07/21/25       513,512
                                                                                    ------------
  ENERGY (3.3%)
    Natural Gas Distribution (3.3%)
  500,000  Consolidated Natural Gas.........................     8.750%   10/01/19       539,844
                                                                                    ------------
  FINANCIAL (12.7%)
    Commercial Finance (5.3%)
  500,000  Banc One Corporation.............................     7.000%   07/15/05       504,152
  400,000  GMAC.............................................     5.500%   12/15/01       374,100
                                                                                    ------------
                                                                                         878,252
                                                                                    ------------
    Real Estate (7.4%)
  237,105  Green Tree Financial, Net Interest Margin, Series
            1995-A, Class A.................................     7.250%   07/15/05       237,098
  500,000  Property Trust of America........................     7.500%   02/15/14       473,850
  500,000  Security Capital Industrial Trust................     7.875%   05/15/09       507,054
                                                                                    ------------
                                                                                       1,218,002
                                                                                    ------------
  UTILITIES (6.3%)
    Electric (3.1%)
  500,000  Commonwealth Edison..............................     8.250%   12/01/07       511,328
                                                                                    ------------
    Telephones (3.2%)
  500,000  Alltel Corporation...............................    10.375%   04/01/09       530,549
                                                                                    ------------
  TRANSPORTATION (9.3%)
    Air Transportation (3.2%)
  500,000  Delta Air Lines..................................     9.200%   09/23/14       536,460
                                                                                    ------------
    Trucking (3.0%)
  500,000  Consolidated Freightways(c)......................     7.350%   06/01/05       499,672
                                                                                    ------------

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                           ------------
  CORPORATE OBLIGATIONS--CONTINUED
    Water Transportation (3.2%)
$ 500,000  Overseas Shipholding Group.......................     8.750%   12/01/13  $    520,340
                                                                                    ------------
           Total corporate obligations (cost: $10,454,316)........................    10,521,042
                                                                                    ------------
           Total long-term debt securities (cost: $15,086,063)....................    15,275,081
                                                                                    ------------
SHORT-TERM SECURITIES (4.4%)
  730,000  U.S. Treasury Bills..............................5.44%-5.45%   12/07/95       722,567
                                                                                    ------------
           Total short-term securities (cost: $722,676)...........................       722,567
                                                                                    ------------
           Total investments in securities (cost: $15,808,739)(d).................  $ 15,997,648
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 3.0% of net assets in foreign securities as of September 30, 1995.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, the value of these securities amounted to $499,672 or 3.0% of net assets.
(d) At September 30, 1995 the cost of securities for federal income tax purposes was $15,808,739. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $ 251,349
     Gross unrealized depreciation.....................    (62,440)
                                                         ---------
     Net unrealized appreciation.......................  $ 188,909
                                                         ---------
                                                         ---------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                           ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $15,808,739)................................  $15,997,648
Receivable for Fund shares sold.................................................        5,239
Receivable for investment securities sold.......................................      867,658
Accrued interest receivable.....................................................      313,833
                                                                                  -----------
    Total assets................................................................   17,184,378
                                                                                  -----------
                                         LIABILITIES
Cash overdraft..................................................................        1,003
Payable for Fund shares repurchased.............................................       73,061
Payable for investment securities purchased.....................................      524,606
Payable to Adviser..............................................................       14,493
Dividends payable to shareholders...............................................        1,923
                                                                                  -----------
    Total liabilities...........................................................      615,086
                                                                                  -----------
Net assets applicable to outstanding capital stock..............................  $16,569,292
                                                                                  -----------
                                                                                  -----------
Represented by:
  Capital stock--$.01 par value (note 1)........................................  $    16,189
  Additional paid-in capital....................................................   16,752,143
  Undistributed net investment income...........................................        6,706
  Accumulated net realized losses from investments..............................     (394,655)
  Unrealized appreciation of investments........................................      188,909
                                                                                  -----------
    Total--representing net assets applicable to outstanding capital stock......  $16,569,292
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class A Shares.............................  $15,315,447
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class B Shares.............................  $ 1,141,804
                                                                                  -----------
                                                                                  -----------
Net assets applicable to outstanding Class C Shares.............................  $   112,041
                                                                                  -----------
                                                                                  -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,496,326.........................................  $     10.24
                                                                                  -----------
                                                                                  -----------
  Class B--Shares outstanding 111,592...........................................  $     10.23
                                                                                  -----------
                                                                                  -----------
  Class C--Shares outstanding 10,955............................................  $     10.23
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                        STATEMENTS OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $  1,128,433
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       104,228
  Distribution fees--Class A.........................................................        43,001
  Distribution fees--Class B.........................................................         5,214
  Distribution fees--Class C.........................................................           346
  Administrative services fee........................................................        39,200
  Custodian fees.....................................................................         2,674
  Auditing and accounting services...................................................        10,550
  Legal fees.........................................................................         5,098
  Directors' fees....................................................................           333
  Registration fees..................................................................        37,833
  Printing and shareholder reports...................................................        20,735
  Insurance..........................................................................         5,420
  Other..............................................................................         8,423
                                                                                       ------------
      Total expenses.................................................................       283,055
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (28,668)
    Other fund expenses..............................................................      (100,487)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................      (129,155)
                                                                                       ------------
      Total net expenses.............................................................       153,900
                                                                                       ------------
      Investment income--net.........................................................       974,533
                                                                                       ------------
Realized and unrealized gains (losses) on investments:
  Net realized losses on investments (note 3)........................................       (56,377)
  Net change in unrealized appreciation or depreciation on investments...............     1,185,953
                                                                                       ------------
      Net gains on investments.......................................................     1,129,576
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  2,104,109
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                                     1995         1994
                                                                                  -----------  -----------
Operations:
  Investment income--net........................................................  $   974,533  $   750,863
  Net realized losses on investments............................................      (56,377)    (338,278)
  Net change in unrealized appreciation or depreciation on investments..........    1,185,953   (1,403,507)
                                                                                  -----------  -----------
    Increase (decrease) in net assets resulting from operations.................    2,104,109     (990,922)
                                                                                  -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A.....................................................................     (939,133)    (750,510)
    Class B.....................................................................      (28,946)        (312)
    Class C.....................................................................       (1,889)          --
  Net realized gains on investments:
    Class A.....................................................................           --     (622,857)
                                                                                  -----------  -----------
    Total distributions.........................................................     (969,968)  (1,373,679)
                                                                                  -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.....................................................................    1,777,559    3,127,259
    Class B.....................................................................    1,038,123       51,433
    Class C.....................................................................      116,675           --
  Shares issued as a result of reinvested dividends:
    Class A.....................................................................      544,661      806,836
    Class B.....................................................................       26,143          312
    Class C.....................................................................        1,889           --
  Payments for redemption of shares:
    Class A.....................................................................   (1,973,311)  (2,185,713)
    Class B.....................................................................      (16,414)          --
    Class C.....................................................................       (9,920)          --
                                                                                  -----------  -----------
    Increase in net assets from capital share transactions......................    1,505,415    1,800,127
                                                                                  -----------  -----------
    Total increase (decrease) in net assets.....................................    2,639,556     (564,474)
Net assets at beginning of period...............................................   13,929,736   14,494,210
                                                                                  -----------  -----------
Net assets at end of period (including undistributed net investment income of
 $6,706 and $2,141, respectively)...............................................  $16,569,292  $13,929,736
                                                                                  -----------  -----------
                                                                                  -----------  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Bond Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Fixed Income Securities Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    For federal income tax purposes, the Fund had a capital loss carryover at September 30, 1995 of $394,655, which, if not offset by subsequent capital gains, will expire from September 30, 2003 to September 30, 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $39,992,974 and $37,897,269, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC

Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $28,668 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,600 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $100,487 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $61,826.

    As of September 30, 1995, Minnesota Mutual Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................         371,243                24.8%
Class B.....................................................................           5,495                 4.9%
Class C.....................................................................           1,069                 9.8%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,713.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 for Class A shares, the year ended September 30, 1995 and the period from August 19, 1994 to September 30, 1994 for Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                               CLASS A                CLASS B           CLASS C
                                                        ----------------------  --------------------  -----------
                                                           1995        1994       1995       1994        1995
                                                        ----------  ----------  ---------  ---------  -----------
Sold..................................................     181,987     307,605    105,047      5,310      11,740
Issued for reinvested distributions...................      55,696      78,367      2,629         33         189
Redeemed..............................................    (203,125)   (217,456)    (1,427)        --        (974)
                                                        ----------  ----------  ---------  ---------  -----------
                                                            34,558     168,516    106,249      5,343      10,955
                                                        ----------  ----------  ---------  ---------  -----------
                                                        ----------  ----------  ---------  ---------  -----------

(6) RESTRICTED SECURITIES
    At September 30, 1995, investments in securities includes an issue which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1995 was $499,672 which represents 3.0% of net assets.

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                                    -------------------------------------------------------------
                                                                     PERIOD FROM
                                                                     NOVEMBER 1,
                                                     YEAR ENDED        1993 TO            YEAR ENDED OCTOBER 31
                                                    SEPTEMBER 30,   SEPTEMBER 30,       -------------------------
                                                        1995            1994             1993      1992     1991
                                                    -------------   -------------       -------   ------   ------
Net asset value, beginning of period..............  $       9.50    $      11.21        $ 10.72   $10.38   $ 9.79
                                                          ------          ------        -------   ------   ------
Income from investment operations:
  Net investment income...........................           .64             .53            .63      .73      .79
  Net gains or losses on securities (both realized
   and unrealized)................................           .74           (1.24)           .78      .36      .59
                                                          ------          ------        -------   ------   ------
    Total from investment operations..............          1.38            (.71)          1.41     1.09     1.38
                                                          ------          ------        -------   ------   ------
Less distributions:
  Dividends from net investment income............          (.64)           (.53)          (.63)    (.73)    (.79)
  Distributions from capital gains................            --            (.47)          (.29)    (.02)      --
                                                          ------          ------        -------   ------   ------
    Total distributions...........................          (.64)          (1.00)          (.92)    (.75)    (.79)
                                                          ------          ------        -------   ------   ------
Net asset value, end of period....................  $      10.24    $       9.50        $ 11.21   $10.72   $10.38
                                                          ------          ------        -------   ------   ------
                                                          ------          ------        -------   ------   ------
Total return (a)..................................         15.1%          (6.7)%(b)       14.0%    10.8%    14.7%
Net assets, end of period (in thousands)..........       $15,315         $13,879        $14,494   $9,415   $5,967
Ratio of expenses to average daily net assets
 (d)..............................................         1.00%           1.00%(c)       1.00%    1.00%     .97%
Ratio of net investment income to average daily
 net assets (d)...................................         6.58%           5.79%(c)       5.78%    6.88%    7.91%
Portfolio turnover rate (excluding short-term
 securities)......................................        270.7%          163.5%         139.5%   115.6%    92.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) Adjusted to an annual basis.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $129,155, $107,448, $86,877, $78,626 and $66,537 in expenses for the year ended
    September 30, 1995, for the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.88%, 1.83%, 1.70%, 2.10% and 2.35%, respectively, and the ratio of net investment income to average daily net assets would have been 5.70%, 4.95%, 5.08%, 5.78% and 6.53%, respectively.

                                                                CLASS B                   CLASS C
                                                    --------------------------------   -------------
                                                                        PERIOD FROM     PERIOD FROM
                                                                        AUGUST 19,     MARCH 1, 1995
                                                     YEAR ENDED         1994 (A) TO       (A) TO
                                                    SEPTEMBER 30,      SEPTEMBER 30,   SEPTEMBER 30,
                                                        1995               1994            1995
                                                    -------------      -------------   -------------
Net asset value, beginning of period..............  $       9.50       $       9.68    $       9.67
                                                          ------             ------          ------
Income from investment operations:
  Net investment income...........................           .55                .06             .33
  Net gains or losses on securities (both realized
   and unrealized)................................           .73               (.18)            .55
                                                          ------             ------          ------
    Total from investment operations..............          1.28               (.12)            .88
                                                          ------             ------          ------
Less distributions:
  Dividends from net investment income............          (.55)              (.06)           (.32)
  Distributions from capital gains................            --                 --              --
                                                          ------             ------          ------
    Total distributions...........................          (.55)              (.06)           (.32)
                                                          ------             ------          ------
Net asset value, end of period....................  $      10.23       $       9.50    $      10.23
                                                          ------             ------          ------
                                                          ------             ------          ------
Total return (b)..................................         13.9%             (1.2)%(c)         9.3%(d)
Net assets, end of period (in thousands)..........        $1,142                $51            $112
Ratio of expenses to average daily net assets
 (f)..............................................         1.90%               .22%(g)        1.90%(e)
Ratio of net investment income to average daily
 net assets (f)...................................         5.61%               .69%(g)        5.54%(e)
Portfolio turnover rate (excluding short-term
 securities)......................................        270.7%             163.5%          270.7%

----------
(a) Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) Adjusted to an annual basis.
(f) The Fund's Adviser and Distributor voluntarily absorbed or waived $129,155, $107,448, $86,877, $78,626 and $66,537 in expenses for the year ended
    September 30, 1995, for the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.95% and .56%, respectively, for the year ended September 30, 1995 and the period from August 19, 1994, commencement of operations, to September 30, 1994, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.56% and the ratio of net investment income to average daily net assets would have been 4.88% for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(g) Ratios presented for the periods from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995
(Percentages of each investment category relate to total net assets.)

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
COMMON STOCKS (96.8%)
  CAPITAL GOODS (6.2%)
    Machinery (6.2%)
      26,300   Case Corporation........................  $    966,525
       7,700   ITT Corporation.........................       954,800
                                                         ------------
                                                            1,921,325
                                                         ------------
  CONSUMER GOODS AND SERVICES (24.0%)
    Consumer Goods (6.6%)
      13,089   Columbia/HCA Healthcare
                Corporation............................       636,453
      23,100   Mallinckrodt Group Inc..................       915,337
      18,900   Value Health Incorporated (b)...........       500,850
                                                         ------------
                                                            2,052,640
                                                         ------------
    Consumer Services (2.2%)
      33,800   Bowne & Company, Incorporated...........       684,450
                                                         ------------
    Retail (6.1%)
      31,100   Federated Department Stores (b).........       882,462
      27,500   Sears, Roebuck and Co...................     1,014,063
                                                         ------------
                                                            1,896,525
                                                         ------------
    Consumer Cyclicals (9.1%)
      48,100   Burlington Industries (b)...............       607,262
      30,600   Kellwood Company........................       631,125
      35,800   Owens-Corning Fiberglas Corporation
                (b)....................................     1,597,575
                                                         ------------
                                                            2,835,962
                                                         ------------
  CREDIT SENSITIVE (26.4%)
    Finance (9.5%)
      28,200   American Express Company................     1,251,375

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  CREDIT SENSITIVE--CONTINUED
      19,700   Golden West Financial Corporation.......  $    994,850
      31,500   Lehman Brothers Holdings, Inc...........       728,437
                                                         ------------
                                                            2,974,662
                                                         ------------
    Insurance (16.9%)
       7,900   American Internationl Group, Inc........       671,500
      40,200   Green Point Financial Corporation.......     1,110,525
      17,600   MBIA Inc................................     1,240,800
      20,500   RLI Corporation.........................       458,687
      66,800   TIG Holdings Inc........................     1,795,250
                                                         ------------
                                                            5,276,762
                                                         ------------
  INTERMEDIATE GOODS AND SERVICES (30.3%)
    Energy (14.4%)
      25,300   Coflexip ADR (c)........................       388,987
      24,600   Columbia Gas System, Inc (b)............       950,175
      27,400   Tidewater Incorporated..................       770,625
      28,200   Tosco Corporation.......................       972,900
      33,200   USX--Marathon Group.....................       655,700
      41,300   YPF Sociedad Anonima ADR (c)............       743,400
                                                         ------------
                                                            4,481,787
                                                         ------------
    Materials (11.5%)
      14,500   Aluminum Company of America.............       766,688
      12,000   Citation Corporation (b)................       216,000
      13,400   Cytec Industries Inc (b)................       775,525
       7,600   Dow Chemical Company....................       566,200
      21,500   Fort Howard Corporation (b).............       330,563

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
      30,000   Morton International....................  $    930,000
                                                         ------------
                                                            3,584,976
                                                         ------------
    Transportation (4.4%)
      10,500   Burlington Northern Santa Fe (b)........       761,250
      25,900   Teekay Shipping Corporation (b)(c)......       621,600
                                                         ------------
                                                            1,382,850
                                                         ------------
                                                            MARKET
   SHARES                                                  VALUE(A)
------------                                             ------------
  TECHNOLOGY (9.9%)
      44,400   EMC Corporation (b).....................  $    804,750
      14,500   B.F. Goodrich Company...................       955,188
      20,300   Rohr Incorporated (b)...................       329,875
       7,500   Xerox Corporation.......................     1,007,813
                                                         ------------
                                                            3,097,626
                                                         ------------
                                    Total common stocks
(cost: $26,585,182) ...................................    30,189,565
                                                         ------------

PRINCIPAL
---------
  SHORT-TERM SECURITIES (4.1%)
$ 480,000  U.S. Treasury Bills........................          5.55%   10/12/95       479,113
  800,000  U.S. Treasury Bills........................    5.41%-5.45%   12/07/95       791,842
                                                                                  ------------
           Total short-term securities (cost: $1,271,142).......................     1,270,955
                                                                                  ------------
           Total investments in securities (cost: $27,856,324) (d)..............  $ 31,460,520
                                                                                  ------------
                                                                                  ------------

Notes to Investments in Securities
(a)  Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c)  The Fund held 5.6% of net assets in foreign securities as of September 30,
     1995.
(d)  At September 30, 1995 the cost of securities for federal income tax purposes was $27,858,988. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
           Gross unrealized appreciation........................................................................  $  4,261,727
           Gross unrealized depreciation........................................................................      (660,195)
                                                                                                                  ------------
           Net unrealized appreciation..........................................................................  $  3,601,532
                                                                                                                  ------------
                                                                                                                  ------------

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                              ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $27,856,324)..............................................  $ 31,460,520
Cash in bank on demand deposit.......................................................        79,465
Receivable for Fund shares sold......................................................         7,154
Receivable for investment securities sold............................................     1,173,698
Dividends receivable.................................................................        43,244
Organizational costs.................................................................        43,471
                                                                                       ------------
    Total assets.....................................................................    32,807,552
                                                                                       ------------
                                            LIABILITIES
Payable for Fund shares repurchased..................................................         1,087
Payable for investment securities purchased..........................................     1,525,338
Payable for organizational costs.....................................................        43,471
Payable to Adviser...................................................................        35,595
                                                                                       ------------
    Total liabilities................................................................     1,605,491
                                                                                       ------------
Net assets applicable to outstanding capital stock...................................  $ 31,202,061
                                                                                       ------------
                                                                                       ------------
Represented by:
  Capital stock--$.01 par value (note 1).............................................  $     24,079
  Additional paid-in capital.........................................................    25,814,130
  Undistributed net investment income................................................            --
  Accumulated net realized gains from investments....................................     1,759,656
  Unrealized appreciation of investments.............................................     3,604,196
                                                                                       ------------
    Total--representing net assets applicable to outstanding capital stock...........  $ 31,202,061
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class A Shares..................................  $ 29,519,898
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class B Shares..................................  $  1,635,392
                                                                                       ------------
                                                                                       ------------
Net assets applicable to outstanding Class C Shares..................................  $     46,771
                                                                                       ------------
                                                                                       ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,277,462..............................................  $      12.96
                                                                                       ------------
                                                                                       ------------
  Class B--Shares outstanding 126,777................................................  $      12.90
                                                                                       ------------
                                                                                       ------------
  Class C--Shares outstanding 3,625..................................................  $      12.90
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $     88,637
  Dividends..........................................................................       354,807
                                                                                       ------------
                                                                                            443,444
                                                                                       ------------
Expenses (note 4):
  Investment advisory fee............................................................       150,365
  Distribution fees--Class A.........................................................        54,166
  Distribution fees--Class B.........................................................         7,262
  Distribution fees--Class C.........................................................           142
  Administrative services fee........................................................        37,800
  Amortization of organizational costs...............................................        11,099
  Custodian fees.....................................................................         9,421
  Auditing and accounting services...................................................         7,165
  Legal fees.........................................................................         7,924
  Directors' fees....................................................................           344
  Registration fees..................................................................        35,428
  Printing and shareholder reports...................................................        12,127
  Insurance..........................................................................         5,420
  Other..............................................................................         5,486
                                                                                       ------------
    Total expenses...................................................................       344,149
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (36,111)
    Other fund expenses..............................................................       (47,635)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................       (83,746)
                                                                                       ------------
      Total net expenses.............................................................       260,403
                                                                                       ------------
      Investment income--net.........................................................       183,041
                                                                                       ------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).........................................     1,821,875
  Net change in unrealized appreciation or depreciation on investments...............     3,101,643
                                                                                       ------------
    Net gains on investments.........................................................     4,923,518
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  5,106,559
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                                                   1995          1994
                                                                               ------------  ------------
Operations:
  Investment income--net.....................................................  $    183,041  $     41,786
  Net realized gains (losses) on investments.................................     1,821,875        (3,672)
  Net change in unrealized appreciation or depreciation on investments.......     3,101,643       502,553
                                                                               ------------  ------------
    Increase in net assets resulting from operations.........................     5,106,559       540,667
                                                                               ------------  ------------
Distributions to shareholders from:
  Investment income--net:
    Class A..................................................................      (231,132)           --
    Class B..................................................................        (5,632)           --
    Class C..................................................................           (87)           --
  Net realized gains on investments:
    Class A..................................................................       (56,912)           --
    Class B..................................................................        (1,628)           --
    Class C..................................................................            (7)           --
                                                                               ------------  ------------
      Total distributions....................................................      (295,398)           --
                                                                               ------------  ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A..................................................................    14,465,694    10,080,240
    Class B..................................................................     1,365,600        88,098
    Class C..................................................................        42,221            --
  Shares issued as a result of reinvested dividends:
    Class A..................................................................        15,156            --
    Class B..................................................................         7,260            --
    Class C..................................................................            94            --
  Payments for redemption of shares:
    Class A..................................................................      (172,556)           --
    Class B..................................................................       (41,569)           (5)
    Class C..................................................................            --            --
                                                                               ------------  ------------
    Increase in net assets from capital share transactions...................    15,681,900    10,168,333
                                                                               ------------  ------------
    Total increase in net assets.............................................    20,493,061    10,709,000
Net assets at beginning of period............................................    10,709,000            --
                                                                               ------------  ------------
Net assets at end of period (including undistributed net investment income of
 $0 and $42,711, respectively)...............................................  $ 31,202,061  $ 10,709,000
                                                                               ------------  ------------
                                                                               ------------  ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Cornerstone Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Value Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $11,099.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $43,619,339 and $28,188,885, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Captital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C
1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $36,111 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee for the Fund was $3,250 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $47,635 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $62,839.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................        2,116,252               92.9%
Class B.....................................................................            7,613                6.0%
Class C.....................................................................              928               25.6%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,410.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 for Class A and Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                                        CLASS A               CLASS B           CLASS C
                                                                 ---------------------  --------------------  -----------
                                                                    1995       1994       1995       1994        1995
                                                                 ----------  ---------  ---------  ---------  -----------
Sold...........................................................   1,292,691    998,637    120,786      8,734       3,617
Issued for reinvested distributions............................       1,391         --        664         --           8
Redeemed.......................................................     (15,257)        --     (3,406)        (1)         --
                                                                 ----------  ---------  ---------  ---------       -----
                                                                  1,278,825    998,637    118,044      8,733       3,625
                                                                 ----------  ---------  ---------  ---------       -----
                                                                 ----------  ---------  ---------  ---------       -----

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                  CLASS A                           CLASS B                   CLASS C
                                      --------------------------------  --------------------------------  ---------------
                                                         PERIOD FROM                       PERIOD FROM      PERIOD FROM
                                                        SEPTEMBER 16,                     SEPTEMBER 16,      MARCH 1,
                                        YEAR ENDED       1994 (A) TO      YEAR ENDED       1994 (A) TO      1995 (A) TO
                                       SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                           1995             1994             1995             1994             1995
                                      ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of
 period.............................     $   10.63        $   10.77        $   10.63        $   10.77        $   10.79
                                           -------          -------          -------          -------          -------
Income from investment operations:
  Net investment income (loss)......           .12              .01              .02             (.01)             .02
  Net gains or losses on securities
   (both realized and unrealized)...          2.42             (.15)            2.41             (.13)            2.14
                                           -------          -------          -------          -------          -------
    Total from investment
     operations.....................          2.54             (.14)            2.43             (.14)            2.16
                                           -------          -------          -------          -------          -------
Less distributions:
  Dividends from net investment
   income...........................          (.16)              --             (.11)              --             (.05)
  Distributions from capital
   gains............................          (.05)              --             (.05)              --               --
                                           -------          -------          -------          -------          -------
    Total distributions.............          (.21)              --             (.16)              --             (.05)
                                           -------          -------          -------          -------          -------
Net asset value, end of period......     $   12.96        $   10.63        $   12.90        $   10.63        $   12.90
                                           -------          -------          -------          -------          -------
                                           -------          -------          -------          -------          -------
Total return (b)....................         24.4%           (1.3)%(c)         23.2%           (1.3)%(c)         20.1%(d)
Net assets, end of period (in
 thousands).........................     $  29,520        $  10,616        $   1,635        $      93        $      47
Ratio of expenses to average daily
 net assets (e).....................         1.35%             .05%(g)         2.25%             .09%(g)         2.25%(f)
Ratio of net investment income
 (loss) to average daily net assets
 (e)................................         1.01%             .07%(g)          .05%             .03%(g)        (.07)%(f)
Portfolio turnover rate (excluding
 short-term securities).............        160.1%             8.1%           160.1%             8.1%           160.1%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net assets would have been 1.81% and .07% for Class A shares, respectively, 2.45% and .10% for Class B shares, respectively and 2.34% for Class C shares. The ratio of net investment income to average daily net assets would have been .56% and .05% for Class A shares, respectively, (.15)% and .02% for Class B shares, respectively and (.16)% for Class C shares.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
COMMON STOCKS (89.2%)
  CAPITAL GOODS (8.0%)
    Machinery (8.0%)
     15,000   AES China Generating Co Ltd (b)(c)...........  $    135,000
     12,400   Blount Incorporated..........................       590,550
     21,500   Elsag Bailey Process Automation (b)(c).......       701,438
      9,600   J Ray McDermott Holdings Incorporated (b)....       216,000
     22,300   United Waste Systems, Inc (b)................       931,025
                                                             ------------
                                                                2,574,013
                                                             ------------
  CONSUMER GOODS AND SERVICES (44.7%)
    Consumer Goods (14.7%)
     16,487   Columbia/HCA Healthcare Corporation..........       801,680
     19,000   Fisher Scientific International Inc..........       615,125
     25,200   Idexx Laboratories Inc (b)...................       938,700
      5,800   Medtronic Inc................................       311,750
      8,132   Occusystems, Incorporated (b)................       168,739
     29,800   Pyxis Corporation (b)........................       577,375
      8,500   Teva Pharmaceutical Industries ADR (c).......       307,063
      7,600   United Health Care...........................       371,450
     24,797   Value Health Incorporated (b)................       657,121
                                                             ------------
                                                                4,749,003
                                                             ------------
    Consumer Services (10.5%)
     15,400   Carmike Cinemas (b)..........................       338,800

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
      9,466   CUC International Inc (b)....................  $    330,127
     28,500   Gartner (b)..................................       933,375
     12,800   GTECH Holdings Corporation (b)...............       385,600
      7,700   International House of Pancakes (b)..........       202,125
      9,800   Lone Star Steakhouse & Saloon, Inc (b).......       401,800
     16,500   Manpower.....................................       478,500
     13,200   Sola International Inc (b)...................       292,050
                                                             ------------
                                                                3,362,377
                                                             ------------
    Retail (14.2%)
      2,900   Amerisource Health Corporation (b)...........        78,300
     22,600   Barnes & Noble Inc (b).......................       864,450
     27,020   Borders Group Incorporated (b)...............       462,718
     26,300   BT Office Products International (b)(c)......       345,188
     28,600   Casey's General Stores Inc...................       647,075
      7,200   Eastbay Incorporated (b).....................       142,200
     16,500   Friedman's (b)...............................       358,875
     18,600   Global Directmail Corporation (b)............       458,025
      8,100   Home Depot Inc...............................       322,988
      6,200   Kohl's Inc (b)...............................       321,625
     15,600   Office Depot, Inc (b)........................       469,950
      8,200   Orchard Supply Hardware (b)..................       118,900
                                                             ------------
                                                                4,590,294
                                                             ------------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
    Consumer Cyclicals (5.3%)
     14,400   Cutter and Buck (b)..........................  $    106,200
      9,309   Exide Corporation............................       465,450
     11,300   Stant Corporation............................       113,000
     31,200   Tommy Hilfiger Corporation (b)...............     1,014,000
                                                             ------------
                                                                1,698,650
                                                             ------------
  CREDIT SENSITIVE (6.2%)
    Finance (5.8%)
      4,100   First Data Corp..............................       254,200
      8,800   First Financial Management...................       859,100
      3,200   MGIC Investment Corporation..................       183,200
     31,900   Roosevelt Financial Group, Inc...............       562,237
                                                             ------------
                                                                1,858,737
                                                             ------------
    Utilities (.4%)
      9,200   Pansamsat Corporation (b)....................       140,300
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (7.8%)
    Materials (3.8%)
      6,500   Atchison Casting Corporation (b).............       110,500
      9,425   Cambrex Corporation..........................       379,356
     25,000   Citation Corporation (b).....................       450,000
     13,670   McWhorter Technology Inc (b).................       210,176
      2,300   Valspar Corporation..........................        87,975
                                                             ------------
                                                                1,238,007
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES-- CONTINUED
    Transportation (4.0%)
     16,300   American Freightways (b).....................  $    244,500
      8,000   Fritz Companies (b)..........................       589,500
     18,900   Landstar System, Inc (b).....................       455,962
                                                             ------------
                                                                1,289,962
                                                             ------------
  TECHNOLOGY (22.5%)
     11,600   Avid Technology, Inc (b).....................       498,800
     13,100   The Bisys Group Inc (b)......................       334,050
      7,200   C-Cube Microsystems Incorporated (b).........       329,400
      6,500   Cognex Corporation (b).......................       313,625
     21,308   Computer Associates International (b)........       900,263
     12,800   Computron Software (b).......................       220,800
     25,800   Danka Business Systems PLC (c)...............       928,800
        336   Datastream Systems, Incorporated (b).........         7,644
     14,400   DSC Communications (b).......................       853,200
      9,774   Fore Systems Inc (b).........................       361,638
     11,000   Informix Corporation (b).....................       357,500
     12,600   Integrated Device Technology, Inc (b)........       315,000
     14,800   Mercury Interactive Corporation (b)..........       410,700

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     15,300   Oracle Corporation (b).......................  $    587,137
      8,100   Telephone and Data Systems, Inc..............       340,200
      3,500   Uunet Technologies, Incorporated (b).........       161,875
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
      7,500   3 Com (b)....................................  $    341,250
                                                             ------------
                                                                7,261,882
                                                             ------------
Total common stocks
  (cost: $22,939,314)......................................    28,763,225
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (12.1%)
$2,050,000  U.S. Treasury Bills...............................   5.50-5.57%  10/12/95    2,046,209
 1,870,000  U.S. Treasury Bills...............................        5.34%  12/07/95    1,850,932
                                                                                       -----------
            Total short-term securities (cost: $3,897,896)...........................    3,897,141
                                                                                       -----------
            Total investments in securities (cost: $26,837,210) (d)..................  $32,660,366
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 7.5% of net assets in foreign securities as of September 30, 1995.
(d)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $26,837,210.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:
      Gross unrealized appreciation...........  $6,453,505
      Gross unrealized depreciation...........    (630,349)
                                                ----------
      Net unrealized appreciation.............  $5,823,156
                                                ----------
                                                ----------

                                                        ADVANTUS ENTERPRISE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1995

                                    ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $26,837,210)....  $32,660,366
Cash in bank on demand deposit...................................       27,286
Receivable for Fund shares sold..................................        6,706
Receivable for investment securities sold........................       15,487
Dividends receivable.............................................        2,235
Organizational costs.............................................       42,624
                                                                   -----------
    Total assets.................................................   32,754,704
                                                                   -----------
                                 LIABILITIES
Payable for Fund shares repurchased..............................        4,356
Payable for investment securities purchased......................      424,806
Payable for organizational cost..................................       42,624
Payable to Adviser...............................................       37,364
                                                                   -----------
    Total liabilities............................................      509,150
                                                                   -----------
Net assets applicable to outstanding capital stock...............  $32,245,554
                                                                   -----------
                                                                   -----------
Represented by:
  Capital stock--$.01 par value (note 1).........................  $    22,917
  Additional paid-in capital.....................................   25,394,444
  Undistributed net investment income............................           --
  Accumulated net realized gains from investments................    1,005,037
  Unrealized appreciation of investments.........................    5,823,156
                                                                   -----------
    Total--representing net assets applicable to outstanding
     capital stock...............................................  $32,245,554
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class A Shares..............  $30,454,200
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class B Shares..............  $ 1,720,378
                                                                   -----------
                                                                   -----------
Net assets applicable to outstanding Class C Shares..............  $    70,976
                                                                   -----------
                                                                   -----------
Shares outstanding and net asset value per share
  Class A--Shares outstanding 2,163,222..........................  $     14.08
                                                                   -----------
                                                                   -----------
  Class B--Shares outstanding 123,403............................  $     13.94
                                                                   -----------
                                                                   -----------
  Class C--Shares outstanding 5,092..............................  $     13.94
                                                                   -----------
                                                                   -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest.......................................................  $  130,865
  Dividends......................................................      48,979
                                                                   ----------
      Total investment income....................................     179,844
                                                                   ----------
Expenses (note 4):
  Investment advisory fee........................................     167,883
  Distribution fees--Class A.....................................      60,649
  Distribution fees--Class B.....................................       7,499
  Distribution fees--Class C.....................................         194
  Administrative services fee....................................      37,800
  Amortization of organizational costs...........................      10,883
  Custodian fees.................................................      12,537
  Auditing and accounting services...............................       7,165
  Legal fees.....................................................       7,857
  Directors' fees................................................         400
  Registration fees..............................................      35,174
  Printing and shareholder reports...............................      13,164
  Insurance......................................................       5,500
  Other..........................................................       5,724
                                                                   ----------
      Total expenses.............................................     372,429
  Less fees and expenses waived or absorbed:
    Class A distribution fees....................................     (40,433)
    Other fund expenses..........................................     (43,566)
                                                                   ----------
      Total fees and expenses waived or absorbed.................     (83,999)
                                                                   ----------
      Total net expenses.........................................     288,430
                                                                   ----------
      Investment loss--net.......................................    (108,586)
                                                                   ----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3).....................   1,149,528
  Net change in unrealized appreciation or depreciation on
   investments...................................................   4,896,004
                                                                   ----------
      Net gains on investments...................................   6,045,532
                                                                   ----------
Net increase in net assets resulting from operations.............  $5,936,946
                                                                   ----------
                                                                   ----------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED SEPTEMBER 30, 1995 AND
                                 PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                       1995         1994
                                                    -----------  -----------
Operations:
  Investment loss--net............................  $  (108,586) $    (6,282)
  Net realized gains (losses) on investments......    1,149,528      (23,671)
  Net change in unrealized appreciation or
   depreciation of investments....................    4,896,004      927,152
                                                    -----------  -----------
      Increase in net assets resulting from
       operations.................................    5,936,946      897,199
                                                    -----------  -----------
Distributions to shareholders from:
  Net realized gains on investments:
    Class A.......................................      (22,643)          --
    Class B.......................................         (474)          --
                                                    -----------  -----------
      Total distributions.........................      (23,117)          --
                                                    -----------  -----------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.......................................   11,923,790   12,075,000
    Class B.......................................    1,409,271       88,098
    Class C.......................................       66,063           --
  Shares issued as a result of reinvested
   dividends:
    Class A.......................................          857           --
    Class B.......................................          474           --
  Payments for redemption of shares:
    Class A.......................................     (122,253)          --
    Class B.......................................       (6,361)          (5)
    Class C.......................................         (408)          --
                                                    -----------  -----------
      Increase in net assets from capital share
       transactions...............................   13,271,433   12,163,093
                                                    -----------  -----------
      Total increase in net assets................   19,185,262   13,060,292
Net assets at beginning of period.................   13,060,292           --
                                                    -----------  -----------
Net assets at end of period (including
 undistributed net investment income of $0 and $0,
 respectively)....................................  $32,245,554  $13,060,292
                                                    -----------  -----------
                                                    -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Enterprise Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Small Company Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $108,586, decrease accumulated net realized gains from investments by $97,703 and decrease additional paid-in capital by $10,883.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $20,981,574 and $9,172,892, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $40,433 for the year ended September 30, 1995.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,250 per month. Effective February 1, 1995, the administrative service fee is $3,100 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period from October 1, 1994 to September 30, 1995, Advantus Capital and MIMLIC Management voluntarily agreed to absorb $43,566 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $57,059.

    As of September 30, 1995, Minnesota Mutual and subsidiaries, and the directors and officers of the Fund as a whole owned the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................        2,012,765              93.0%
Class B.................................................            7,513               6.1%
Class C.................................................              863              16.9%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,342.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period June 20, 1994 to September 30, 1994 for Class A and Class B shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                            CLASS A               CLASS B           CLASS C
                                                     ---------------------  --------------------  -----------
                                                       1995        1994       1995       1994        1995
                                                     ---------  ----------  ---------  ---------  -----------
Sold...............................................    997,759   1,175,226    115,168      8,700       5,124
Issued for reinvested distributions................         79          --         44         --          --
Redeemed...........................................     (9,842)         --       (508)        (1)        (32)
                                                     ---------  ----------  ---------  ---------  -----------
                                                       987,996   1,175,226    114,704      8,699       5,092
                                                     ---------  ----------  ---------  ---------  -----------
                                                     ---------  ----------  ---------  ---------  -----------

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                 CLASS A                             CLASS B                     CLASS C
                                     -------------------------------     --------------------------------     --------------
                                                        PERIOD FROM                         PERIOD FROM        PERIOD FROM
                                                       SEPTEMBER 16,                       SEPTEMBER 16,      MARCH 1, 1995
                                       YEAR ENDED       1994 (A) TO       YEAR ENDED        1994 (A) TO           (A) TO
                                     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                          1995             1994              1995               1994               1995
                                     --------------    -------------     -------------     --------------     --------------
Net asset value, beginning of
 period............................    $    11.03        $   11.12         $   11.02         $   11.12          $   11.58
                                          -------      -------------          ------            ------             ------
Income from investment operations:
  Net investment income (loss).....          (.04)              --              (.09)             (.01)              (.06)
  Net gains or losses on securities
   (both realized and
   unrealized).....................          3.11             (.09)             3.03              (.09)              2.42
                                          -------      -------------          ------            ------             ------
 Total from investment
  operations.......................          3.07             (.09)             2.94              (.10)              2.36
                                          -------      -------------          ------            ------             ------
Less distributions:
  Dividends from net investment
   income..........................            --               --                --                --                 --
  Distributions from capital
   gains...........................          (.02)              --              (.02)               --                 --
                                          -------      -------------          ------            ------             ------
    Total distributions............          (.02)              --              (.02)               --                 --
                                          -------      -------------          ------            ------             ------
Net asset value, end of period.....    $    14.08        $   11.03         $   13.94         $   11.02          $   13.94
                                          -------      -------------          ------            ------             ------
                                          -------      -------------          ------            ------             ------
Total return (b)...................          27.9%             (.8)%(c)         26.7%              (.9)%(c)          20.4%(d)
Net assets, end of period (in
 thousands)........................    $   30,454        $  12,964         $   1,720         $      96          $      71
Ratio of expenses to average daily
 net assets (e)....................          1.34%             .05%(g)          2.24%              .09%(g)           2.24%(f)
Ratio of net investment income
 (loss) to average daily net assets
 (e)...............................          (.48)%           (.02)%(g)        (1.45)%            (.06)%(g)         (1.57)%(f)
Portfolio turnover rate (excluding
 short-term securities)............          48.8%             5.0%             48.8%              5.0%              48.8%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net asses would have been 1.75% and .06% for Class A shares, respectively, 2.39% and .10% for Class B shares, respectively, and 2.32% for Class C shares. The ratios of net investment income (loss) to average daily net assets would have been (.89)% and (.03)% for Class A shares, respectively, (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 and the financial highlights for the year ended September 30, 1995 and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1995

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
COMMON STOCKS (64.6%)
  AUSTRALIA (3.5%)
    Banking (1.1%)
     19,500  National Australia Bank...........................................  $    172,203
     46,000  Westpac Banking...................................................       186,099
    Building Materials and Components (.9%)
    102,000  Pioneer International.............................................       269,457
    Transportation (1.5%)
    115,000  BTR Nylex Ltd.....................................................       308,139
     15,000  Brambles Industries...............................................       165,297
                                                                                 ------------
                                                                                    1,101,195
                                                                                 ------------
  AUSTRIA (1.9%)
    Electrical and Electronics (.9%)
      2,500  VA Technologie (b)(f).............................................       288,905
    Utilities--Gas and Electric (1.0%)
      2,400  EVN Energie-Versorgung............................................       290,773
                                                                                 ------------
                                                                                      579,678
                                                                                 ------------
  BELGIUM (1.9%)
    Chemicals (1.9%)
        590  Solvay............................................................       315,386
      4,300  Union Miniere (b).................................................       275,094
                                                                                 ------------
                                                                                      590,480
                                                                                 ------------
  BRAZIL (.9%)
    Telecommunications (.9%)
      5,900  Telecomunicacoes Brasileiras ADR..................................       272,875
                                                                                 ------------
  CANADA (2.2%)
    Banking (1.0%)
     12,000  Canadian Imperial Bank of Commerce................................       312,931
    Mining and Metals--Container (.8%)
     32,000  Inmet Mining (b)..................................................       249,455
    Utilities--Gas and Electric (.4%)
     15,500  Nova Corporation of Alberta.......................................       122,268
                                                                                 ------------
                                                                                      684,654
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  CHILE (.7%)
    Utilities--Gas and Electric (.7%)
      3,300  Compania de Telefonos de Chile ADR................................  $    228,113
                                                                                 ------------
  CZECH REPUBLIC (.9%)
    Energy Services (.9%)
      7,415  Ceske Energeticke (b).............................................       293,844
                                                                                 ------------
  FINLAND (1.5%)
    Wholesale and International Trade (1.5%)
     15,000  Amer Group........................................................       288,711
      4,700  Metsa-Serla.......................................................       187,545
                                                                                 ------------
                                                                                      476,256
                                                                                 ------------
  FRANCE (4.5%)
    Banking (1.0%)
      7,500  Banque Nationale de Paris.........................................       294,797
    Electrical and Electronics (.5%)
      1,950  Alcatel Alsthom...................................................       164,454
    Energy Sources (1.1%)
      4,920  Societe Nationale Elf Aquitaine...................................       332,966
    Health and Personal Care (1.1%)
     17,000  Rhone-Poulenc.....................................................       344,490
    Transportation (.8%)
      8,600  Regie Nationale Des Usines Renault................................       253,964
                                                                                 ------------
                                                                                    1,390,671
                                                                                 ------------
  GERMANY (2.0%)
    Banking (1.0%)
      6,650  Deutsche Bank.....................................................       318,165
    Chemicals (1.0%)
      1,200  Bayer.............................................................       307,727
                                                                                 ------------
                                                                                      625,892
                                                                                 ------------
  HONG KONG (3.3%)
    Banking (1.1%)
     24,000  Hong Kong and Shanghai Banking....................................       333,698
    Multi-Industry (1.1%)
     61,000  Hutchison Whampoa.................................................       330,581

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  HONG KONG--CONTINUED
    Transportation (1.1%)
     45,000  Swire Pacific.....................................................  $    356,495
                                                                                 ------------
                                                                                    1,020,774
                                                                                 ------------
  INDIA (.5%)
    Financial Services (.5%)
     90,600  India Fund........................................................       169,203
                                                                                 ------------
  INDONESIA (1.1%)
    Financial Services (.8%)
    200,000  J.F. Indonesia Fund (b)...........................................       243,160
    Forest Products and Paper (.3%)
    151,500  P.T. Barito Pacific Timber........................................       111,987
                                                                                 ------------
                                                                                      355,147
                                                                                 ------------
  JAPAN (2.3%)
    Building Materials and Components (.4%)
      9,000  Daito Trust Construction..........................................       104,916
    Electrical and Electronics (1.8%)
     23,000  Hitachi...........................................................       251,799
      1,000  Hitachi Koki......................................................         8,685
      6,000  Sony..............................................................       312,621
    Utilities--Gas and Electric (.1%)
      3,000  Kyudenko..........................................................        40,750
                                                                                 ------------
                                                                                      718,771
                                                                                 ------------
  KOREA (.7%)
    Financial Services (.7%)
          4  Korea International Trust (b).....................................       230,000
                                                                                 ------------
  MEXICO (.7%)
    Chemicals (.4%)
     48,000  Vitro.............................................................       127,748
    Utilities--Gas and Electric (.3%)
      2,800  Telefonos de Mexico ADR...........................................        88,900
                                                                                 ------------
                                                                                      216,648
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  NETHERLANDS (4.1%)
    Broadcasting, Advertising and Publishing (1.1%)
      5,800  International Nederlanden Group...................................  $    338,261
    Building Materials and Components (.7%)
      6,850  European Vinyls...................................................       240,817
    Insurance (1.3%)
     11,015  Aegon.............................................................       400,379
    Merchandising (1.0%)
      4,200  Koninklijke Bijenkorf Beheer......................................       308,492
                                                                                 ------------
                                                                                    1,287,949
                                                                                 ------------
  NEW ZEALAND (2.0%)
    Forest Products and Paper (1.0%)
    108,000  Fletcher Challenge................................................       291,510
     15,323  Fletcher Forest...................................................        20,478
    Wholesale and International Trade (1.0%)
    417,050  Brierley Investments..............................................       318,487
                                                                                 ------------
                                                                                      630,475
                                                                                 ------------
  NORWAY (2.6%)
    Energy Sources (1.0%)
     23,000  Saga Petroleum....................................................       297,799
    Health and Personal Care (1.1%)
     13,000  Hafslund Nycomed..................................................       338,721
    Mining and Metals--Container (.5%)
     13,000  Elkem.............................................................       158,970
                                                                                 ------------
                                                                                      795,490
                                                                                 ------------
  PHILIPPINES (1.0%)
    Telecommunications (1.0%)
      4,800  Philippine Long Distance Telephone................................       320,552
                                                                                 ------------
  PORTUGAL (.7%)
    Financial Services (.7%)
      2,500  Capital Portugal Fund (b).........................................       229,120
                                                                                 ------------
  SPAIN (6.4%)
    Banking (2.2%)
     18,000  Argentaria Corporacion Bancari de Espanol ADR.....................       324,000

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  SPAIN--CONTINUED
     12,000  Banco Bilbao Vizcaya (e)(f).......................................  $    370,160
    Energy Sources (1.0%)
      9,800  Repsol............................................................       309,059
    Telecommunications (1.0%)
     22,000  Telefonica de Espana..............................................       303,596
    Utilities--Gas and Electric (2.2%)
      6,000  Empresa Nacional de Elecrricidad..................................       308,791
     50,072  Iberdrola.........................................................       379,635
                                                                                 ------------
                                                                                    1,995,241
                                                                                 ------------
  SWEDEN (7.0%)
    Banking (.5%)
      9,600  Stadshypotek......................................................       169,072
    Business and Public Service (1.1%)
     24,000  Esselte...........................................................       344,727
    Forest Products and Paper (1.2%)
     27,000  Stora Kopparbergs Bergslags.......................................       364,432
    Health and Personal Care (2.7%)
     11,000  Astra.............................................................       387,457
     26,300  Svenska Handelsbanken.............................................       455,595
    Transportation (1.5%)
     18,500  Volvo.............................................................       454,007
                                                                                 ------------
                                                                                    2,175,290
                                                                                 ------------
  SWITZERLAND (3.9%)
    Electrical and Electronics (1.3%)
        340  BBC Brown Boveri & Cie............................................       396,206
    Health and Personal Care (1.4%)
        230  Societe Generale de Surveillance..................................       428,354
    Insurance (1.2%)
      1,370  Zuerich Versicherung..............................................       386,302
                                                                                 ------------
                                                                                    1,210,862
                                                                                 ------------
  THAILAND (1.0%)
    Financial Services (1.0%)
     12,834  Thai Fund.........................................................       308,016
                                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  TURKEY (.6%)
    Financial Services (.6%)
     17,000  Turkish Growth Fund...............................................  $    197,625
                                                                                 ------------
  UNITED KINGDOM (6.7%)
    Banking (1.0%)
     27,281  Barclays Bank.....................................................       323,400
    Building Materials and Components (.3%)
     21,700  BICC..............................................................       103,721
    Energy Services (2.1%)
     80,500  British Gas.......................................................       338,266
     25,833  Welsh Water.......................................................       317,683
    Electrical and Electronics (.3%)
      7,200  Waste Management International ADR (b)............................        79,200
    Food and Household Products (2.2%)
    415,000  Albert Fisher Group...............................................       348,115
    121,844  Hillsdown Holdings................................................       341,331
    Merchandising (.8%)
     22,600  Kwik Save Group...................................................       234,645
                                                                                 ------------
                                                                                    2,086,361
                                                                                 ------------
             Total common stocks (cost: $18,765,967)...........................    20,191,182
                                                                                 ------------
PREFERRED STOCKS AND OTHER (3.8%)
  ARGENTINA (.6%)
    Multi-Industry (.6%)
      4,010  Compania de Inversiones en Telecomunications convertible
              preferred-- 7.00% (e)............................................       199,498
                                                                                 ------------
  GERMANY (.4%)
    Energy Services (.4%)
        825  Veba Warrants (expiring 04/06/98).................................       110,449
                                                                                 ------------
  HONG KONG (.9%)
    Multi-Industry (.9%)
    284,000  Jardine Strategic Holdings LTD cumulative convertible
              preferred--7.50%.................................................       293,940
                                                                                 ------------
  ITALY (1.1%)
    Telecommunications (1.1%)
    148,000  Stet Spa di Risp..................................................       345,777
                                                                                 ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                    MARKET
  SHARES                                                                           VALUE(a)
-----------                                                                      ------------
  MEXICO (.6%)
    Financial (.6%)
      5,550  Nacional Financiera ADR--11.25%...................................  $    188,700
                                                                                 ------------
  UNITED KINGDOM (.2%)
    Energy Services
     27,900  Welsh Water.......................................................        45,592
                                                                                 ------------
             Total preferred stocks and other (cost: $1,227,929)...............     1,183,956
                                                                                 ------------

 PRINCIPAL
-----------
LONG-TERM DEBT SECURITIES (25.9%)
  AUSTRALIA (3.9%)
    Government (3.9%)
  1,273,000  Queensland Treasury Corporation (Australian Dollar)
              (c)...................................................     8.000%   05/14/03       926,390
    200,000  New South Wales Treasury (Australian Dollar) (c).......     6.500%   05/01/06       126,535
    230,000  Queensland Treasury Corporation (Australian Dollar)
              (c)...................................................     8.875%   11/08/96       176,082
                                                                                            ------------
                                                                                               1,229,007
                                                                                            ------------
  CANADA (4.6%)
    Government (4.6%)
    495,000  Canadian Government Bond (Canadian Dollar) (c).........    10.500%   10/01/04       431,628
    660,000  Canadian Government Bond (Canadian Dollar) (c).........     5.750%   03/01/99       469,126
    675,000  Canadian Government Bond (Canadian Dollar) (c).........     9.500%   10/01/98       532,708
                                                                                            ------------
                                                                                               1,433,462
                                                                                            ------------
  DENMARK (2.6%)
    Government (2.6%)
  4,672,000  Denmark Kingdom (Danish Krone) (c).....................     7.000%   12/15/04       794,385
                                                                                            ------------
  FRANCE (2.7%)
    Government (2.7%)
  1,100,000  France Government Bond (French Franc) (c)..............     8.500%   11/12/96       229,177
  1,026,000  France Government Bond (French Franc) (c)..............     8.500%   03/28/00       222,746
    960,000  France Government Bond (French Franc) (c)..............     9.500%   01/25/01       216,981

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(A)
-----------                                                                                 ------------
  FRANCE--CONTINUED
    774,000  France Government Bond (French Franc) (c)..............    10.000%   05/27/00  $    176,407
                                                                                            ------------
                                                                                                 845,311
                                                                                            ------------
  GERMANY (4.6%)
    Government (4.6%)
  1,435,000  International Bank Reconstruction and Development
              (Deutsch Mark) (c)....................................     6.125%   09/27/02       997,427
    335,000  Germany Unity Fund (Deutsch Mark) (c)..................     8.000%   01/21/02       255,626
    245,000  Germany Unity Fund (Deutsch Mark) (c)..................     8.750%   07/20/00       192,598
                                                                                            ------------
                                                                                               1,445,651
                                                                                            ------------
  HONG KONG (1.0%)
    Finance (1.0%)
    400,000  PIV Investment Finance (U.S. Dollar) (c)...............     4.500%   12/01/00       323,000
                                                                                            ------------
  INDIA (.8%)
    Finance (.8%)
    250,000  Essar Gujarat (U.S. Dollar) (c)(d)(f)..................     7.900%   07/15/99       249,063
                                                                                            ------------
  ITALY (.8%)
    Government (.8%)
430,000,000  Italy Government (Italian Lira) (c)....................    10.500%   07/15/00       259,014
                                                                                            ------------
  JAPAN (2.5%)
    Finance (.7%)
 18,000,000  Japan Development Bank (Japanese Yen) (c)..............     6.500%   09/20/01       224,316
    Government (1.8%)
 48,000,000  European Investment Bank (Japanese Yen) (c)............     5.875%   11/26/99       569,285
                                                                                            ------------
                                                                                                 793,601
                                                                                            ------------
  NEW ZEALAND (1.6%)
    Government (1.6%)
    140,000  New Zealand Government Bond (New Zealand Dollar) (c)...     6.500%   02/15/00        87,143
    430,000  New Zealand Government Bond (New Zealand Dollar) (c)...    10.000%   03/15/02       312,507

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                               MARKET
 PRINCIPAL                                                                                    VALUE(A)
-----------                                                                                 ------------
  NEW ZEALAND--CONTINUED
    125,000  New Zealand Government Bond (New Zealand Dollar) (c)...     8.000%   04/15/04  $     83,468
                                                                                            ------------
                                                                                                 483,118
                                                                                            ------------

  SPAIN (.8%)
    Government (.8%)
 29,350,000  Government of Spain (Spanish Peseta) (c)...............    12.250%   03/25/00       251,234
                                                                                            ------------
             Total long-term debt securities (cost: $7,971,498)...........................     8,106,846
                                                                                            ------------
SHORT-TERM SECURITIES (1.5%)
  AUSTRALIA (1.5%)
    600,000  IBM Australia (Australian Dollar) (c)..................    12.000%   03/26/96       460,228
                                                                                            ------------
             Total short-term securities (cost: $445,818).................................       460,228
                                                                                            ------------
             Total investments in securities (cost: $28,411,212) (g)......................  $ 29,942,212
                                                                                            ------------
                                                                                            ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) Represents a debt security with a variable rate. The interest rate disclosed is the rate in effect at September 30, 1995.
(e) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred securities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of purchase. At September 30, 1995, the Fund held illiquid securities in the amount of $908,128 which represents 2.9% of net assets.
(g)  At  September  30,  1995 the  cost  of  securities for  federal  income tax
     purposes  was  $28,721,915.  The  aggregate  unrealized  appreciation   and
     depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $2,469,529
     Gross unrealized depreciation.....................  (1,249,232)
                                                         ----------
     Net unrealized appreciation.......................  $1,220,297
                                                         ----------
                                                         ----------

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                             ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $28,411,212)...........................................  $  29,942,212
Cash in bank on demand deposit....................................................      1,610,358
Receivable for investment securities sold.........................................        409,266
Accrued interest and dividends receivable.........................................        291,457
Receivable for forward foreign currency contracts held, at value (note 4).........      4,497,966
Receivable for fund shares sold...................................................         20,985
Receivable for refundable foreign income taxes withheld...........................         35,400
Organizational costs (note 6).....................................................         32,403
                                                                                    -------------
    Total assets..................................................................     36,840,047
                                                                                    -------------
                                           LIABILITIES
Payable for investment securities purchased.......................................        933,484
Payable to Adviser................................................................         53,022
Payable for organizational costs (note 6).........................................         32,403
Payable for forward foreign currency contracts held, at value (note 4)............      4,542,548
                                                                                    -------------
    Total liabilities.............................................................      5,561,457
                                                                                    -------------
Net assets applicable to outstanding capital stock................................  $  31,278,590
                                                                                    -------------
                                                                                    -------------
Represented by:
  Capital stock--$.01 par value (note 1)..........................................  $      28,989
  Additional paid-in capital......................................................     29,347,092
  Undistributed net investment income.............................................         92,247
  Accumulated net realized gains from investments.................................        326,069
  Unrealized appreciation of investments and translation of assets and liabilities
   in foreign currencies..........................................................      1,484,193
                                                                                    -------------
    Total--representing net assets applicable to outstanding capital stock........  $  31,278,590
                                                                                    -------------
                                                                                    -------------
Net assets applicable to outstanding Class A shares...............................  $  30,948,777
                                                                                    -------------
                                                                                    -------------
Net assets applicable to outstanding Class C shares...............................  $     329,813
                                                                                    -------------
                                                                                    -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,868,246...........................................  $       10.79
                                                                                    -------------
                                                                                    -------------
  Class C--Shares outstanding 30,622..............................................  $       10.77
                                                                                    -------------
                                                                                    -------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $    557,282
  Dividends (net of foreign withholding taxes of $80,025)............................       560,024
                                                                                       ------------
    Total investment income..........................................................     1,117,306
                                                                                       ------------
Expenses (note 5):
  Investment advisory fee............................................................       241,970
  Distribution fees--Class A.........................................................        77,712
  Distribution fees--Class C.........................................................         1,119
  Administrative services fee........................................................        26,200
  Custodian fees.....................................................................        83,425
  Auditing and accounting services...................................................        88,675
  Legal fees.........................................................................        11,459
  Amortization of organizational costs...............................................         8,273
  Directors' fees....................................................................           562
  Registration fees..................................................................        31,012
  Printing and shareholder reports...................................................        15,233
  Insurance..........................................................................         5,740
  Other..............................................................................         6,336
                                                                                       ------------
    Total expenses...................................................................       597,716
  Less fees and expenses waived or absorbed:
    Class A distribution fees........................................................       (38,856)
    Other fund expenses..............................................................       (17,626)
                                                                                       ------------
      Total fees and expenses waived or absorbed.....................................       (56,482)
                                                                                       ------------
      Total net expenses.............................................................       541,234
                                                                                       ------------
      Investment income--net.........................................................       576,072
                                                                                       ------------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3).............................................................       741,899
    Foreign currency transactions....................................................       (73,257)
                                                                                       ------------
                                                                                            668,642
                                                                                       ------------
  Net change in unrealized appreciation or depreciation on:
    Investments......................................................................     1,261,251
    Translation of assets and liabilities in foreign currencies......................       (48,484)
                                                                                       ------------
                                                                                          1,212,767
                                                                                       ------------
    Net gains on investments and foreign currencies..................................     1,881,409
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  2,457,481
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM JUNE 20, 1994 TO SEPTEMBER 30, 1994

                                                                            1995            1994
                                                                        -------------   -------------
Operations:
  Investment income--net..............................................  $     576,072   $      18,405
  Net realized gains (losses) on investments and foreign currency
   transactions.......................................................        668,642          (9,584)
  Net change in unrealized appreciation or depreciation of investments
   and translation of assets and liabilities in foreign currencies....      1,212,767         271,426
                                                                        -------------   -------------
    Increase in net assets resulting from operations..................      2,457,481         280,247
                                                                        -------------   -------------
Distributions to shareholders from:
  Investment income--net:
    Class A...........................................................       (530,846)             --
    Class C...........................................................         (2,174)             --
  Net realized gains on investments:
    Class A...........................................................       (310,236)             --
    Class C...........................................................           (925)             --
                                                                        -------------   -------------
      Total distributions.............................................       (844,181)             --
                                                                        -------------   -------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A...........................................................     14,280,071      15,150,000
    Class C...........................................................        384,909              --
  Shares issued as a result of reinvested dividends:
    Class A...........................................................         75,357              --
    Class C...........................................................          5,108              --
  Payments for redemption of shares:
    Class A...........................................................       (443,874)             --
    Class C...........................................................        (66,528)             --
                                                                        -------------   -------------
      Increase in net assets from capital share transactions..........     14,235,043      15,150,000
                                                                        -------------   -------------
      Total increase in net assets....................................     15,848,343      15,430,247
Net assets at beginning of period.....................................     15,430,247              --
                                                                        -------------   -------------
Net assets at end of period including (undistributed net investment
 income of $92,247 and $99,393, respectively).........................  $  31,278,590   $  15,430,247
                                                                        -------------   -------------
                                                                        -------------   -------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus International Balanced Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC International Balanced Fund, Inc.

    The Fund currently issues two classes of shares: Class A and Class C shares. Class A shares are sold subject to a front-end sales charge. Class C shares are sold without a front-end sales charge, but are subject to a higher Rule 12b-1 fee than Class A shares. Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and ranges from 40 to 96 months after purchase for Class C shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees and sales charges charged differs between Class A and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES
    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, adjustments have been made to decrease additional paid-in capital in the amount $8,273, decrease undistributed net investment income in the amount of $50,198 and increase accumulated realized gains in the amount of $58,471.

  DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $27,063,595 and $12,213,083, respectively.

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On September 30, 1995, the Fund had entered into forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized depreciation of $44,582 on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE         CURRENCY TO        U.S. $ VALUE        CURRENCY TO         U.S. $ VALUE
   DATE          BE DELIVERED          9/30/95           BE RECEIVED           9/30/95
----------  -----------------------  ------------  ------------------------  ------------
 10/31/95         30,400  US$         $   30,400      48,988,827  ITL         $   30,400
 10/04/95         14,379  US$             14,379           9,082  GBP             14,374
 10/02/95         12,331  US$             12,331       1,231,259  JPY             12,481
 10/05/95         28,908  US$             28,908         123,668  FIM             29,028
 10/31/95         35,233  US$             35,233         173,364  FRF             35,307
 10/05/95         12,404  US$             12,404           7,809  GBP             12,359
 10/06/95          5,360  US$              5,360           3,369  GBP              5,332
 10/06/95         13,994  US$             13,994          21,140  NZD             13,917
 10/06/95         31,674  US$             31,674          19,940  GBP             31,558
 10/04/95         31,157  US$             31,157         193,720  NOK             30,966
 10/06/95         31,115  US$             31,115          19,555  GBP             30,949
 10/04/95          8,663  US$              8,663         868,082  JPY              8,800
 10/03/95         13,282  US$             13,282       1,306,960  JPY             13,248
 10/04/95         13,160  US$             13,160       1,323,635  JPY             13,417
 10/09/95         31,258  US$             31,258          40,994  AUD             30,942
 10/31/95         30,038  US$             30,038         147,802  FRF             30,101
 10/31/95         33,415  US$             33,415         164,417  FRF             33,485
 10/04/95         15,412  GBP             24,393          24,266  US$             24,266
 10/04/95         26,434  CHF             23,005          22,896  US$             22,896
 10/03/95        133,529  US$            133,529     214,368,223  ITL            133,024
 10/02/95        133,927  US$            133,927     214,979,855  ITL            133,404
 10/25/95         96,623  US$             96,623         137,500  DEM             96,630
 10/23/95        192,582  US$            192,582         275,000  DEM            193,261
 10/02/95        266,412  US$            266,412      32,869,875  ESP            266,822
 10/05/95     18,500,000  JPY            187,532         190,649  US$            190,649
 10/23/95     18,500,000  JPY            187,532         178,399  US$            178,399
 10/23/95     21,000,000  JPY            212,874         202,098  US$            202,098
 10/23/95        550,000  DEM            386,522         373,253  US$            373,253
 10/25/95        275,000  DEM            193,261         188,627  US$            188,627
 10/06/95      1,000,000  CAD            742,424         737,208  US$            737,208
 10/06/95        460,000  CAD            341,515         339,033  US$            339,033
 10/23/95        275,000  DEM            193,261         194,045  US$            194,045
 10/25/95        137,500  DEM             96,630          97,428  US$             97,428
 10/12/95        550,000  DEM            386,522         382,569  US$            382,569
 10/04/95        522,554  DEM            367,233         367,690  US$            367,690
                                     ------------                            ------------
                                      $4,542,548                              $4,497,966
                                     ------------                            ------------
                                     ------------                            ------------

CAD        Canadian Dollar
CHF        Swiss Franc
ESP        Spanish Peseta
FIM        Finnish Mark
FRF        French Franc
ITL        Italian Lira
JPY        Japanese Yen
AUD        Australian Dollar
DEM        German Deutch Mark
GBP        British Pound Sterling
CAD        Canadian Dollar
NZD        New Zealand Dollar
NOK        Norwegian Krone
US$        United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million. Fees under the new agreement with Advantus Capital are the same as under the old agreement with MIMLIC Management.

    On February 14, 1995 shareholders of the Fund also approved a new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton, Inc. a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million. Fees under the new sub-advisory agreement between Advantus Capital and Templeton Investment Counsel, Inc. are the same as the old agreement between MIMLIC Management and Templeton Investment Counsel, Inc.

    The Fund has adopted separate Plans of Distribution applicable to Class A and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and a wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class C Plan provides for a fee of up to 1.00 percent of average daily net assets of Class C shares.

The Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent for the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995 the administrative services fee for the Fund was $2,450 per month. Effective February 1, 1995 the administrative services fee is $2,050 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1995, Advantus Capital voluntarily agreed to absorb $17,626 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's two classes of shares amounted to $150,769.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                          ------------------  -------------------
Class A.................................        2,490,726              86.8%
Class C.................................            1,024               3.3%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $9,835.

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1995 and the period from June 20, 1994 to September 30, 1994 for Class A shares and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                 CLASS A            CLASS C
                                          ----------------------  -----------
                                             1995        1994        1995
                                          ----------  ----------  -----------
Sold....................................   1,411,085   1,491,997      36,260
Issued for reinvested distributions.....       7,265          --         481
Redeemed................................     (42,101)         --      (6,119)
                                          ----------  ----------  -----------
                                           1,376,249   1,491,997      30,622
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

(8) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                      CLASS A                       CLASS C
                                                         ---------------------------------       -------------
                                                                              PERIOD FROM         PERIOD FROM
                                                                             SEPTEMBER 16,         MARCH 1,
                                                          YEAR ENDED          1994(A) TO          1995(A) TO
                                                         SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                             1995                1994                1995
                                                         -------------       -------------       -------------
Net asset value, beginning of period...................     $ 10.34             $ 10.54             $  9.95
                                                         -------------       -------------           ------
Income from investment operations:
  Net investment income................................         .20                 .01                 .11
  Net gains or losses on securities (both realized and
   unrealized).........................................         .56                (.21)                .91
                                                         -------------       -------------           ------
    Total from investment operations...................         .76                (.20)               1.02
                                                         -------------       -------------           ------
Less distributions:
  Dividends from net investment income.................        (.19)                 --                (.13)
  Distributions from capital gains.....................        (.12)                 --                (.07)
                                                         -------------       -------------           ------
    Total distributions................................        (.31)                 --                (.20)
                                                         -------------       -------------           ------
Net asset value, end of period.........................     $ 10.79             $ 10.34             $ 10.77
                                                         -------------       -------------           ------
                                                         -------------       -------------           ------
Total return (b).......................................         7.4%               (1.9)%(c)           10.3%(d)
Net assets, end of period (in thousands)...............     $30,949             $15,430             $   330
Ratio of expenses to average daily net assets (e)......        2.08%                .47%(f)            2.93%(g)
Ratio of net investment income to average daily net
 assets (e)............................................        2.22%                .14%(f)            1.39%(g)
Portfolio turnover rate (excluding short-term
 securities)...........................................        52.0%               12.1%               52.0%

----------
(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of sales charges.
(c) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(d) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $56,482 and $4,034 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for theses expenses, the ratio of expenses to average daily net assets would have been 2.30% and .49% for Class A shares, respectively, and 3.00% for Class C shares. The ratios of net investment income to average daily net assets would have been 2.00% and .12% for Class A shares, respectively, and 1.32% for Class C shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

                           PART C.  OTHER INFORMATION

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements: The financial statements of the Registrant are included in Part B of the Registration Statement.

        (b)  Exhibits:

            (1)      Restated Articles of Incorporation for the Registrant



            (2)      Revised Bylaws of the Registrant



            (4)(A)   Specimen common Class A share of the Registrant



            (4)(B)   Specimen common Class B share of the Registrant



            (4)(C)   Specimen common Class C share of the Registrant



            (5) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant



            (6)(A) Underwriting and Distribution Agreement between the Registrant and MIMLIC Sales Corporation



            (6)(B) Form of Dealer Sales Agreement between MIMLIC Sales Corporation, principal underwriter for the Registrant, and dealers



            (8) Custodian Agreement between the Registrant and First Trust National Association



            (10)     Opinion and Consent of Dorsey & Whitney P.L.L.P.


            (11)     Consent of KPMG Peat Marwick LLP

            (13) Letter of Investment Intent regarding the Registrant's initial capital



            (15)(A)  Plan of Distribution for Class A shares of the Registrant



            (15)(B)  Plan of Distribution for Class B shares of the Registrant



            (15)(C)  Plan of Distribution for Class C shares of the Registrant



            (16)     Calculations of Yield and Total Returns of the Registrant



            (17)(A)  Financial Data Schedule for Class A shares of the
                     Registrant



            (17)(B)  Financial Data Schedule for Class B shares of the
                     Registrant



            (17)(C)  Financial Data Schedule for Class C shares of the
                     Registrant



            (19) Power of Attorney to sign Registration Statement executed by Directors of Registrant


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance
Company:



      MIMLIC Asset Management Company
      The Ministers Life Insurance Company

      MIMLIC Corporation
      Minnesota Fire and Casualty Company
      Northstar Life Insurance Company (New York)
      Robert Street Energy, Inc.



Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company:



      MIMLIC Series Fund, Inc.



Wholly-owned subsidiary of MIMLIC Asset Management Company:



      MIMLIC Sales Corporation
      Advantus Capital Management, Inc.



Wholly-owned subsidiaries of MIMLIC Corporation:



      DataPlan Securities, Inc. (Ohio)
      MIMLIC Imperial Corporation
      MIMLIC Funding, Inc.
      MIMLIC Venture Corporation
      Personal Finance Company (Delaware)
      Wedgewood Valley Golf, Inc.
      Ministers Life Resources, Inc.
      Enterprise Holding Corporation
      HomePlus Agency, Inc.



Wholly-owned subsidiaries of Enterprise Holding Corporation:



      Oakleaf Service Corporation
      Lafayette Litho, Inc.
      Financial Ink Corporation
      Concepts in Marketing Research Corporation
      Concepts in Marketing Services Corporation
      National Association of Religious Professionals, Inc.



Wholly-owned subsidiary of Minnesota Fire and Casualty Company:



      HomePlus Insurance Company



Majority-owned subsidiary of MIMLIC Imperial Corporation:



      J. H. Shoemaker Advisory Corporation
      Consolidated Capital Advisors, Inc.



Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:



      C.R.I. Securities, Inc.

Wholly-owned subsidiary of Oakleaf Service Corporation:



      New West Agency, Inc. (Oregon)



Majority-owned subsidiaries of The Minnesota Mutual Life Insurance
Company:



      MIMLIC Life Insurance Company (Arizona)
      MIMLIC Cash Fund, Inc.
      Advantus Cornerstone Fund, Inc.
      Advantus Enterprise Fund, Inc.
      Advantus International Balanced Fund, Inc.



Less than majority owned, but greater than 25% owned, subsidiaries of The Minnesota Mutual Life Insurance Company:



      Advantus Horizon Fund, Inc.
      Advantus Money Market Fund, Inc.



Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance
Company:



      Advantus Spectrum Fund, Inc.
      Advantus Mortgage Securities Fund, Inc.
      Advantus Bond Fund, Inc.



        Unless indicated otherwise, parenthetically, each of the above corporations is a Minnesota corporation.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


        As of November 30, 1995, a date within 90 days of the date of filing of this Registration Statement:



             Title of Class       Number of Record Holders
             --------------       ------------------------

          Class A Common Shares            5,673
          Class B Common Shares              398
          Class C Common Shares               51


ITEM 27.  INDEMNIFICATION


        The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.



         Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.


         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Directors and Officers       Office with
of Investment Adviser     Investment Adviser      Other
---------------------     ------------------      -----
Business Connections
--------------------

Paul H. Gooding             President and         President, Treasurer and
                            Director              Director, MIMLIC
                                                  Asset Management Company;
                                                  President, Secretary and
                                                  Director, MIMLIC Corporation;

                                                  Director, MIMLIC Imperial
                                                  Corporation;
                                                  Director, MIMLIC Venture
                                                  Corporation; Vice President
                                                  and Director, MIMLIC
                                                  Funding, Inc.; Vice President
                                                  and Director,
                                                  Robert Street Energy, Inc.;
                                                  Vice President, Director,
                                                  Personal Finance Company;
                                                  Vice President and Treasurer,
                                                  The Minnesota Mutual
                                                  Life Insurance Company


James P. Tatera         Senior Vice President,    Vice President
                        and Chief Treasurer       and Director
                                                  Equity Portfolio Manager,
                                                  MIMLIC Asset Management
                                                  Company; Vice President,
                                                  MIMLIC Funding, Inc.;
                                                  Second Vice President,
                                                  The Minnesota Mutual
                                                  Life Insurance Company

Thomas A. Gunderson     Vice President            None

Kent R. Weber           Vice President            None

Wayne R. Schmidt        Vice President            Secretary and Treasurer,
                                                  MIMLIC Funding, Inc.;
                                                  Treasurer
                                                  and Assistant Secretary,
                                                  Robert Street Energy, Inc.;
                                                  Vice President and Secretary,
                                                  MIMLIC Imperial Corporation


Matthew D. Finn         Vice President            President, Unified Capital
                                                  Management, Inc.

Jeffrey R. Erickson     Vice President            None

Kevin J. Hiniker        Secretary                 Senior Attorney, MIMLIC
                                                  Asset
                                                  Management Company

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) MIMLIC Sales currently acts as a principal underwriter for the following investment companies:


        Advantus Horizon Fund, Inc.
        Advantus Spectrum Fund, Inc.
        Advantus Mortgage Securities Fund, Inc.
        Advantus Money Market Fund, Inc.
        Advantus Bond Fund, Inc.
        Advantus Cornerstone Fund, Inc.
        Advantus Enterprise Fund, Inc.
        Advantus International Balanced Fund, Inc.
        MIMLIC Cash Fund, Inc.
        Minnesota Mutual Variable Fund D
        Minnesota Mutual Variable Annuity Account
        Minnesota Mutual Variable Life Account
        Minnesota Mutual Group Variable Annuity Account
        Minnesota Mutual Variable Universal Life Account


          (b) The name and principal business address, positions and offices with MIMLIC Sales, and positions and offices with Registrant of each director and officer of MIMLIC Sales is as follows:

Positions and            Positions and       Name and Principal
Offices                  Offices

Business Address           with Underwriter            with Registrant
----------------           ----------------            ---------------

Robert E. Hunstad          Chairman of the Board       None
The Minnesota Mutual       and Director
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101



Bardea C. Huppert           Director, President and    Vice President
MIMLIC Sales Corporation    Chief Executive Officer
400 Robert Street North
St. Paul, Minnesota 55101



Derick R. Black            Vice President and          None
MIMLIC Sales Corporation   Chief Compliance Officer
400 Robert Street North
St. Paul, Minnesota 55101



Margaret Milosevich        Vice President, Chief       None
MIMLIC Sales Corporation   Operations Officer and
400 Robert Street North    Treasurer
St. Paul, Minnesota 55101



Dennis E. Prohofsky        Director and Secretary      None
The Minnesota Mutual
  Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101



Thomas L. Clark            Assistant Secretary         None
MIMLIC Sales Corporation
400 Robert Street North
St. Paul, Minnesota 55101



Kevin Collier              Assistant Secretary         None
MIMLIC Sales Corporation
400 Robert Street North
St. Paul, Minnesota 55101


          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Mutual, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

          First Trust National Association
          180 East Fifth Street
          St. Paul, Minnesota  55101

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 26th day of January, 1996.



                                               ADVANTUS SPECTRUM FUND, INC.
                                                        Registrant



                                             By   /s/  Paul H. Gooding
                                                ------------------------------
                                                Paul H. Gooding,
                                                President



        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


 /s/  Paul H. Gooding           President (principal
-----------------------------   executive officer)
  Paul H. Gooding               and Director             January 26, 1996


 /s/  Frederick P. Feuerherm    Director and Treasurer
-----------------------------   (principal financial
  Frederick P. Feuerherm        and accounting officer)  January 26, 1996



  Ralph D. Ebbott*   Director)
-----------------------------
  Ralph D. Ebbott            )          By  /s/  Paul H. Gooding
                             )             --------------------------
                             )             Paul H.Gooding
                                           Attorney-in-Fact



  Charles E. Arner*  Director)
------------------------------
  Charles E. Arner           )          Dated: January 26, 1996

                              )
                              )
  Ellen S. Berscheid* Director)
------------------------------
  Ellen S. Berscheid          )

------------------
*Registrant's director executing power of attorney dated April 19, 1995, a copy of which is filed herewith.

                          ADVANTUS SPECTRUM FUND, INC.

                                    EXHIBITS

                                  EXHIBIT INDEX


Sequential
System Where
Exhibit Number and Description

------------------------------



 (1)      Restated Articles of Incorporation
          for the Registrant



 (2)      Revised Bylaws of the Registrant



 (4)(A)   Specimen common Class A share of the Registrant



 (4)(B)   Specimen common Class B share of the Registrant



 (4)(C)   Specimen common Class C share of the Registrant



 (5)      Investment Advisory Agreement between Advantus Capital
          Management, Inc. and the Registrant



 (6)(A) Underwriting and Distribution Agreement between the Registrant and MIMLIC Sales Corporation



 (6)(B) Dealer Sales Agreement between MIMLIC Sales Corporation, principal underwriter for the Registrant, and dealers



 (8)      Custodian Agreement between the Registrant and
          First Trust National Association



(10)      Opinion and Consent of Dorsey & Whitney P.L.L.P.


(11)      Consent of KPMG Peat Marwick LLP

(13) Letter of Investment Intent regarding the Registrant's initial capital



(15)(A)   Plan of Distribution for Class A shares
          of the Registrant



(15)(B)   Plan of Distribution for Class B shares
          of the Registrant



(15)(C)   Plan of Distribution for Class C shares
          of the Registrant



(16)      Calculations of Yield and Total Returns
          of the Registrant



(17)(A) Financial Data Schedule for Class A shares of the Registrant



(17)(B) Financial Data Schedule for Class B shares of the Registrant



(17)(C) Financial Data Schedule for Class C shares of the Registrant



(19)      Power of Attorney to sign Registration
          Statement executed by Directors of
          Registrant